UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐     Preliminary Proxy Statement.

☐     Confidential, for use of the Commission only (as permitted by Rule14a-6(e)(2)).

☒     Definitive Proxy Statement

☐     Definitive additional materials.

☐     Soliciting material pursuant to Rule 14a-11 (c) or Rule 14a-12.

Packetport.Com, Inc.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐     Fee paid previously with preliminary materials.

☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1. Amount Previously Paid: _____________________________________

2. Form, Schedule or Registration Statement No.: _______________

3. Filing Party: _______________________________________________

4. Date Filed: _________________________________________________

PACKETPORT.COM, INC.

587 Connecticut Avenue

Norwalk, Connecticut 06854

January 21, 2008

To Our Shareholders:

As of October 31, 2007, Packetport.Com, Inc. entered into an Agreement and Plan of Merger pursuant to which we propose to acquire Wyndstorm Corporation by means of a merger with our wholly owned subsidiary Packetport Acquisitions, Inc., for aggregate consideration consisting of 13,757,923 restricted shares of our common stock to the shareholders of Wyndstorm that will be issued upon the closing of the Wyndstorm Acquisition. The shareholders of Wyndstorm Corporation will exchange all of their common shares for the shares of our newly issued common stock. We shall sometimes refer to our acquisition of Wyndstorm Corporation as the “Merger” or the “Wyndstorm Acquisition” and to PacketPort.Com, Inc. as the “Company”.

In addition, in connection with and following the Merger, the Company is also proposing a twenty to one (20 to 1) reverse split of the Company’s common stock, the conversion of certain indebtedness of the Company into shares of common stock of the Company, the issuance of an shares of common stock of the Company for services rendered to the Company, the election of four (4) new directors of the Company and the appointment the auditors for the Company for 2008.

Under Nevada law, we are required to obtain shareholder approval for the Merger and other proposals.  We believe it is in the best interests of the Company and our shareholders for our shareholders to approve the Merger and the other proposals.  Please also note that each of the proposals is conditioned upon the approval of the other proposals.  Thus, every proposal must be approved before any of the proposals become effective.

Accordingly, on behalf of the Board of Directors of Packetport.Com, Inc., I am notifying you of a special meeting of the shareholders of the Company to be held for the purposes of approving the Merger and other proposals, explained in more detail below, on February 19, 2008, at 10:00 a.m. Eastern Standard Time, at the offices of Packetport.Com., Inc at 587 Connecticut Avenue, Norwalk, Connecticut 06854.  Proxy materials, which include a Notice of Special Meeting, Proxy Statement and proxy card, are enclosed with this letter.  Only shareholders who held shares of our common stock at the close of business on January 17, 2008, will be entitled to vote at the special meeting.

Please be advised that shareholders of Packetport.Com, Inc. who beneficially own approximately 27% of the Company’s outstanding common shares have indicated that they will vote in favor of the proposals identified in this proxy statement. We hope that you will be able to attend the meeting. Your vote is important. Regardless of whether you plan to attend, please submit your proxy by signing, dating, and returning the enclosed proxy card in the enclosed envelope so that your shares will be represented. If you are able to attend the meeting in person, you may revoke your proxy and vote your shares in person. We look forward to seeing you at the meeting.

Sincerely,

Ronald A. Durando

President, Chief Executive Officer and

Chairman of the Board

PACKETPORT.COM, INC.

587 Connecticut Avenue

Norwalk, Connecticut 06854

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 19, 2008

TO THE SHAREHOLDERS OF PACKETPORT.COM, INC.:

On behalf of the Board of Directors and management of Packetport.Com, Inc. (the “Company”), we cordially invite you to attend a special meeting of shareholders of the Company, to be held at 10:00 am, Eastern Standard Time, February 19, 2008 at the offices of the Company at 587 Connecticut Avenue, Norwalk, Connecticut 06854. At the special meeting, the shareholders will vote upon the following proposals which the Board of Directors recommends that shareholders approve:

1.  The Company’s acquisition of Wyndstorm Corporation (“Wyndstorm”) by means of a merger with a wholly-owned subsidiary of the Company;

2.  A twenty to one (20 to 1) reverse split of the Company’s common stock following approval of the Merger (the “Reverse Split”);

3.  The (a) conversion of an aggregate amount of $4,296,609 of the indebtedness of the Company held by the persons and entities and upon the terms set forth on page 22 hereof into an aggregate of 779,287 shares of common stock and (b) issuance of an aggregate of 355,000 shares of common stock for services rendered to the Company to certain parties as set forth on page 22 hereof, each following approval of the Merger and Reverse Split;

4.  The election of four (4) new directors of the Company following approval of the Merger; and

5.  The appointment of Demetrius & Company, LLC, Wayne, New Jersey, Certified Public Accountants, following approval of the Merger as the Company’s auditors for fiscal year 2008.

Pursuant to the applicable provisions of the Nevada Law and the Company’s Articles of Incorporation, the vote, in person or by proxy, of shareholders owning no less than the majority of the Company’s outstanding shares of common stock are required in order to approve the Merger and other proposals.  Please also note that each of the proposals is conditioned upon the approval of the other proposals.  Thus, every proposal must be approved before any of the proposals become effective.  Please be advised that shareholders of Packetport.Com, Inc. who beneficially own approximately 27% of the Company’s outstanding common shares have indicated that they will vote in favor of the proposals identified in this proxy statement.  The Board of Directors has fixed January 17, 2008, as the record date for purposes of this proxy solicitation.  Therefore, only holders who owned Company common shares as of the close of business on January 17, 2008, are permitted to vote in person or by proxy on the proposals set forth in this proxy statement.

The proposals to approve the above-described actions and to exercise your rights in connection with this proxy are described in the accompanying Proxy Statement. It is requested that your proxy card be delivered to our independent brokerage services group Broadridge, at 51 Mercedes Way, Edgewood, NY 11717, on or before February 12, 2008. An addressed return envelope is enclosed for this purpose, which requires no postage if mailed in the United States.

By Order of the Board of Directors

Ronald A. Durando

President and Chairman of the Board

Norwalk, Connecticut

January 21, 2008

TABLE OF CONTENTS

Page
INTRODUCTION	3
SUMMARY OF THE TERMS OF THE WYNDSTORM ACQUISITION	4
QUESTIONS AND ANSWERS ABOUT THE WYNDSTORM ACQUISITION AND CONSENT SOLICITATION	5
When and where is the meeting of the shareholders being held?	5
What is the purpose of the special meeting	5
What date was the proxy statement sent to the shareholders?	5
Who can vote at the special meeting?	5
Who is soliciting my vote?	6
How are votes being solicited?	6
Who is paying the solicitation cost?	6
How many votes do I have?	6
How do I vote?	6
Can I change my vote?	6
How many votes in favor of the proposal are required to approve the Wyndstorm Acquisition?	6
How many votes in favor of the four other proposals are required for approval?	6
How are abstentions counted?	7
How many votes must be present to hold the special meeting?	7
What will happen to my shares if the Wyndstorm Acquisition and Reverse Split are approved?	7
Why is the Company seeking to do a twenty to one reverse split of its common stock following the merger?	7
How will the conversion of outstanding indebtedness of the Company in the aggregate amount of $4,296,609 into common shares and the issuance of additional shares to person for services affect my ownership of Company common shares?	8
What business will the Company conduct after the Wyndstorm Acquisition?	8
If approved, when will the Wyndstorm Acquisition be completed?	8
Am I entitled to dissenter’s appraisal rights in connection with the Wyndstorm Acquisition?	8
How does the board recommend that I vote for the proposals contained in this Proxy Statement?	9
Who can sign the proxy cards?	9
PROPOSALS TO SHAREHOLDERS	10
PROPOSAL NO. 1 - The Wyndstorm Acquisition	10
Background of the Wyndstorm Acquisition	10
The Parties to they Wyndstorm Acquisition	11
Closing of the Merger; Effective Date	11
Business to Be Acquired by the Merger Sub; Conduct of the Business Subsequent to Closing	11
Liabilities to Remain on Books	12
Acquisition Price	12
Change in Control	12
Representations and Warranties	13
Covenants	13
Closing Conditions	13
Termination	13
Financial Statements and Selected Financial Data	14
Selected Financial Data for PacketPort.com, Inc.	14
Selected Financial Data for Wyndstorm	14
Selected Pro-Forma Financial Data	15
Selected Pro-Forma Combined Financial Data	16
Accounting and Tax Treatment	18
Management’s Discussion and Analysis of Financial Condition and Results of Operations - Period Ended June 30, 2007	18
Results of Operations for the Year Ended June 30, 2007 and outlook to 2008	18
Description of Competitors of Wyndstorm’s Business	18
Liquidity and Capital Resources	18
Subsequent Events of PacketPort	19
Subsequent Events of Wyndstorm	19

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	20
PROPOSAL NO. 2 Twenty to one (20 to 1) Reverse Split of Company’s Common Stock following Merger	21
Reasons for the Reverse Split to The Company’s Common Stock	21
General Effect of the Reverse Split to Our Common Stock	21
PROPOSAL NO. 3 (a) Conversion of an aggregate amount of $4,296,609 of indebtedness of the Company into an aggregate of 779,287 shares of the Company’s Common Stock and (b) issuance of an aggregate of 355,000 shares of common stock to certain parties for services rendered to the Company	22
Reasons for the Conversion of Outstanding Debt to Common Stock and Effect Upon Holders of the Common Stock of the Company	22
PROPOSAL NO. 4 Election of four (4) new Directors to Replace the Current Board of Directors of the Company Upon Completion of the Merger	24
PROPOSAL NO. 5 Appointment of Demetrius & Company, LLC, Located in Wayne, New Jersey as the Independent Auditors of the Company for the Fiscal Year 2008	25
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	26
Principal Shareholders of the Company and Wyndstorm	26
Directors, Executive Officers and Significant Employees	27
Company’s Executive Compensation - 2007 Summary Compensation Table	28
Wyndstorm’s Executive Compensation – 2007 Summary Compensation Table	28
Corporate Governance and Code of Ethics	28
Board Committees	29
THE PROXY PROCEDURE	30
Expense of the Proxy Solicitation	31
Additional Information	31
PROXY CARD	32
EXHIBITS
Exhibit A: Agreement and Plan of Merger
Exhibit B: Wyndstorm Corporation Certificate of Incorporation
Exhibit C: Bylaws of Wyndstorm Corporation
Exhibit D: Certificate of Incorporation for Merger Sub Packetport Acquisitions, Inc.
Exhibit E: Bylaws of Merger Sub Packetport Acquisitions, Inc.
Exhibit F: Wyndstorm Corporation Audited Financial Statements From Inception to June 30, 2007 and Unaudited Financial Statements Through October 31, 2007
Exhibit G: Wyndstorm Corporation Material Contracts
Exhibit H: PacketPort.com, Inc. Audited Financial Statements From Annual Report on Form 10-KSB for the Fiscal Year Ended January 31, 2007
Exhibit I: PacketPort.com, Inc. Audited Financial Statements From Quarterly Report on Form 10-QSB for the Fiscal Quarter Ended October 31, 2007
Exhibit J: PacketPort.com, Inc. Material Contracts
Exhibit K: Section 251 of Delaware General Corporation Law and Relevant Sections of the Nevada Revised Statutes Chapter 92A with Respect to Shareholder Approval for Plans of Mergers

INTRODUCTION

PACKETPORT.COM, INC.

587 CONNECTICUT AVENUE

NORWALK, CONNECTICUT 06854

_____________________

PROXY STATEMENT

FOR

THE SOLICITATION OF SHAREHOLDER VOTE

FOR THE ACQUISITION OF WYNDSTORM CORPORATION,

A 20 TO 1 REVERSE SPLIT OF THE COMPANY’S COMMON STOCK,

CONVERSION OF CERTAIN DEBT AND ISSUANCES OF SHARES FOR SERVICES,

ELECTION OF 4 NEW DIRECTORS AND

APPOINTMENT OF AUDITORS

This Proxy Statement (the “Proxy Statement”) is furnished to the shareholders of PacketPort.com, Inc., a Nevada corporation (the “Company”), by the Board of Directors (the “Board”) in connection with the solicitation by the Company of the vote, in person or by proxy, of the shareholders. The shareholders are being asked to vote their shares on the following proposals:

1.  The Company’s acquisition of Wyndstorm Corporation (“Wyndstorm”) by means of a merger with a wholly-owned subsidiary of the Company;

2.  A twenty to one (20 to 1) reverse split of the Company’s common stock following approval of the Merger (the “Reverse Split”);

3.  The (a) conversion of an aggregate amount of $4,296,609 of the indebtedness of the Company held by the persons and entities and upon the terms set forth on page 22 hereof into an aggregate of 779,287 shares of common stock and (b) issuance of an aggregate of 355,000 shares of common stock for services rendered to the Company to certain parties as set forth on page 22 hereof (collectively, the “Share Issuances”), each following the approval of the Merger and the Reverse Split;

4.  The election of four (4) new directors of the Company following approval of the Merger; and

5.  The appointment of Demetrius & Company, LLC, Wayne, New Jersey, Certified Public Accountants, following approval of the Merger as the Company’s auditors for fiscal year 2008.

A copy of the Agreement and Plan of Merger, pursuant to the principal terms of which the Company will acquire Wyndstorm is attached as Exhibit A to this Proxy Statement.  We sometimes refer to our acquisition of Wyndstorm through its merger with our wholly-owned subsidiary as the “Wyndstorm Acquisition” or the “Merger” and the agreement as the “Agreement and Plan of Merger”.  Please also refer to the other exhibits referenced in the table of contents.

The Company intends to distribute this Proxy Statement and the accompanying Proxy Card commencing on or about January 21, 2007, to the holders of record of the Common Stock as of the close of business on January 17, 2007. This date is referred to as the “record date.” The votes of shareholders representing a majority of the outstanding shares of Common Stock at the record date are required to approve the Merger and each of the four other proposals.  Please also note that each of the proposals is conditioned upon the approval of the other proposals.  Thus, every proposal must be approved before any of the proposals become effective.

Only shareholders of record as of January 17, 2007, are entitled to vote, in person or by proxy, to withhold their vote, or to change their vote in person on the proposals. Shareholders are entitled to one vote for each outstanding share of Common Stock held at the record date.  As of the record date there were 22,107,520 issued and outstanding shares of Common Stock.

Beneficial shareholders owning of record 6,054,334 of the 22,107,520 outstanding common shares of the Company as of the record date (or approximately 27%), have indicated that they intend to vote for the Merger, as well as the post-Merger proposals including the Reverse Split, the Share Issuances, the election of four new directors and the appointment of the auditors.

SUMMARY OF THE TERMS OF THE WYNDSTORM CORPORATION ACQUISTION

This summary highlights selected information contained in this Proxy Statement and the in the Agreement and Plan of Merger, dated as of October 31, 2007 (the “Agreement and Plan of Merger”), among us, our wholly owned subsidiary, Packetport Acquisitions, Inc. (the “Merger Sub”) and Wyndstorm Corporation (“Wyndstorm”) concerning our acquisition of Wyndstorm through its merger with the Merger Sub. To fully understand the Wyndstorm Acquisition and for a more complete description of the terms of the Wyndstorm Acquisition, please carefully read this Proxy Statement and the Agreement and Plan of Merger, which is attached hereto as Exhibit A, and the other documents described herein.

The Parties to the Wyndstorm Acquisition (page 11)

•

PacketPort.com, Inc., a Nevada Corporation, our wholly owned subsidiary, Packetport Acquisitions, Inc., a Delaware corporation and Wyndstorm Corporation, a Delaware Corporation.

Closing of the Merger; Effective Date (page 11)

•

The Wyndstorm Acquisition will become effective promptly following the shareholder’s approval of the Wyndstorm.

Business to be Acquired by the Merger Sub; Conduct of Business Subsequent to Closing (page 11)

•

All of the assets related to Wyndstorm’s business.

Liabilities to Remain on Books (page 12)

•

Except for those liabilities being converted into equity as set forth herein, all liabilities related to the operation of the business to be acquired and as set forth on the audited balance sheet of the Company for the six months ended June 30, 2007 and all liabilities incurred from such date through the date of the Merger shall remain on the Company’s books following the Merger.

Acquisition Price (page 12)

•

We will issue 13,757,923 of common shares to the shareholders of Wyndstorm (the “Wyndstorm Shareholders”) to consummate the Wyndstorm Acquisition so that Wyndstorm Shareholders will own eighty six (86%) percent of our outstanding common shares following the Merger.

Change in Control (page 12)

•

As a result of issuing 13,757,923 new common shares to the Wyndstorm Shareholders, there will be a change in control of Packetport.Com, Inc. and new management will assume control over the operations of the Company.

•

We have agreed that our officers and directors shall resign their positions at closing and new officers and directors from Wyndstorm shall be appointed.

Representations and Warranties (page 13)

•

The Agreement and Plan of Merger contains the customary representations and warranties.

Covenants (page 13)

•

The Agreement and Plan of Merger contains customary covenants.

Closing Conditions (page 13)

The Agreement and Plan of Merger is subject to the prior satisfaction or waiver of certain customary conditions and additional conditions, including:

•

Each party’s respective representations and warranties of the parties contained in the Agreement and Plan of Merger shall be true in all material respects as of the closing; and

•

Each party shall have performed or complied in all material respects with all covenants and agreements required to be performed under the Agreement and Plan of Merger.

Termination (page 13)

•

The Agreement and Plan of Merger may be terminated by the mutual consent of the parties, or by any party if a party breaches a covenant or fails to meet and does not waive a condition of closing.

•

In addition, the Agreement and Plan of Merger may be terminated if we do not, for whatever reason, receive shareholder approval to all five of the matters discussed in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE WYNDSTORM ACQUISITION

AND THE CONSENT SOLICITATION

The following are some commonly asked questions that may be raised by shareholders and answers to each of those questions:

WHEN AND WHERE IS THE MEETING OF SHAREHOLDERS BEING HELD?

The special meeting of shareholders of Packetport.Com, Inc. will be held on February 19, 2008, at 10:00 a.m., Eastern Standard Time, at offices of the Company at 587 Connecticut Avenue, Norwalk, Connecticut 06854.

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

The special meeting is being held for a vote on the following proposals:

1.  The Company’s acquisition of Wyndstorm Corporation (“Wyndstorm”) by means of a merger with a wholly-owned subsidiary of the Company;

2.  A twenty to one (20 to 1) reverse split of the Company’s common stock following approval of the Merger (the “Reverse Split”);

3.  The (a) conversion of an aggregate amount of $4,296,609 of the indebtedness of the Company following approval of the Merger and Reverse Split into an aggregate of 779,287 shares of common stock and (b) issuance of an aggregate of 355,000 shares of common stock to certain parties for services rendered to the Company, each following approval of the Merger and Reverse Split;

4.  The election of four (4) new directors of the Company following approval of the Merger; and

5.  The appointment of Demetrius & Company, LLC, Wayne, New Jersey, Certified Public Accountants, following approval of the Merger as the Company’s auditors for fiscal year 2008.

WHAT DATE WAS THE PROXY STATEMENT FIRST SENT TO THE SHAREHOLDERS?

The date on which this proxy statement was first sent or given to shareholders was January 21, 2008.

WHO CAN VOTE AT THE SPECIAL MEETING?

Only holders of record of our common stock listed on the books of the Company at the close of business on January 17, 2008, the record date, will be entitled to notice of, and to vote at, the special meeting.

As of the record date, there were outstanding 22,107,520 shares of common stock.

WHO IS SOLICITING MY VOTE?

The accompanying proxy is being solicited by the Board for use at the special meeting that is the subject of this proxy statement and any adjournments thereof.

HOW ARE VOTES BEING SOLICITED?

In addition to solicitation of proxies by mail, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview.  Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.  Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of the Company common stock.

WHO IS PAYING THE SOLICITATION COST?

The expense of preparing, printing and mailing proxy solicitation materials will be borne by Wyndstorm. We estimate that the cost of this proxy solicitation will be $30,000.

HOW MANY VOTES DO I HAVE?

Each share of the Company’s common stock is entitled to one vote upon each of the matters to be voted on at the special meeting.

HOW DO I VOTE?

You may vote by signing, dating and returning the enclosed proxy card in the enclosed envelope or attending the special meeting in person.

CAN I CHANGE MY VOTE?

Any shareholder giving a proxy has the power to revoke it at any time before it is voted by (1) notifying us in writing of such revocation, (2) submitting a later dated proxy card or (3) attending the special meeting in person and voting in person.  Notices to us should be directed to Martin Smiley, Special Counsel to PacketPort.com, Inc. at 587 Connecticut Avenue, Norwalk, CT 06854.  Shareholders who submit proxies and attend the special meeting to vote in person are requested to notify Mr. Smiley at the special meeting of their intention to vote in person at the special meeting.

HOW MANY VOTES IN FAVOR OF THE PROPOSAL ARE REQUIRED TO APPROVE THE WYNDSTORM ACQUISITION?

Approval of the Wyndstorm Acquisition will require the affirmative votes of the holders of a majority of our common stock voting, either in person or by proxy, at the special meeting. Please also note that each of the proposals is conditioned upon the approval of the other proposals.  Thus, every proposal must be approved before any of the proposals become effective.

HOW MANY VOTES IN FAVOR OF THE FOUR ADDITIONAL PROPOASLS ARE REQUIRED FOR APPROVAL?

Approval of the four additional proposals will require the affirmative votes of the holders of a majority of our common stock voting, either in person or by proxy, at the special meeting. Please also note that each of the proposals is conditioned upon the approval of the other proposals.  Thus, every proposal must be approved before any of the proposals become effective.

HOW ARE ABSTENTIONS COUNTED?

Abstentions will have the effect of a vote “Against” the proposal.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE SPECIAL MEETING?

The presence, in person or by proxy, of a majority of the outstanding shares of the Company common stock is required for a quorum to approve the Merger, the Share Issuances, the Reverse Split, the appointment of the four (4) new directors and the approval of the auditors.  Beneficial shareholders owning on the Record Date approximately 27% of our outstanding common shares have indicated that they intend to vote for our acquisition of Wyndstorm.  This means, however, that if we do not, for whatever reason, receive shareholder approval to all five of the matters discussed in this Proxy Statement, Wyndstorm may terminate the Agreement and Plan of Merger.  If the Wyndstorm Acquisition is terminated, the Company will have to seek a different business opportunity, possibly raise funds to sustain its limited operations, in which case, the Company’s financial condition and plan of operations may suffer a material adverse effect.

WHAT WILL HAPPEN TO MY SHARES IF THE WYNDSTORM ACQUISITION AND REVERSE SPLIT ARE APPROVED?

Shareholders will not realize any dilution in their percentage of ownership of the Company or in their voting rights as a result of shareholder approval to reverse split the common stock of the Company by twenty to one (20 to 1).  A shareholder who owns 1% of the Company’s common stock immediately prior to the Reverse Split will continue to own 1% of the Company’s common stock immediately after the Reverse Split.  The Reverse Split will result in the shareholders of the Company receiving one new share of the Company’s common stock in exchange for twenty shares of the Company’s common stock (for example, a person owning 10,000 shares immediately prior to the Reverse Split would own 500 shares immediately after the Reverse Split).   However, shareholders’ ownership percentage in the Company will suffer dilution if we close the Merger, as the Wyndstorm Shareholders on the effective date of the Merger will receive that number of shares equal to 86% of the ownership of the Company (or 13,757,923 shares) and Source Capital Group will receive a fee from the Company of 1% of the outstanding shares of the Company post-Merger (or 168,395 shares) and a fee from Wyndstorm of 4% of the outstanding shares of the Company post-Merger (or 673,583 shares).

WHY IS THE COMPANY SEEKING TO DO A TWENTY TO ONE REVERSE SPLIT OF ITS COMMON STOCK FOLLOWING THE MERGER?

As of January 17, 2008, the Record Date, the Company had 22,107,520 common shares outstanding.  In addition, following the Merger the Company is obligated to issue 779,287 additional common shares in connection with the proposed conversion of an aggregate of $4,296,609 of indebtedness of the Company and intends to issue an additional 355,000 common shares at the Closing of the Merger to certain persons in lieu of cash that have provided services required in connection with the Wyndstorm transaction and in connection with the operation of the Company.  In connection with the Wyndstorm Acquisition, the Company is committed to issue at the closing 13,757,923 common shares to the Wyndstorm Shareholders and 159,078 shares to Source Capital Group for payment of fees, and Wyndstorm is committed to issue Source Capital Group an additional 673,583 shares to Source for payment of fees.  We believe that in order to avoid excessive dilution of the Company’s common stock and a more appropriate valuation of such stock that a reduction in the amount of outstanding shares of common stock following the Merger is essential to shareholders.  In addition, we believe that by decreasing our outstanding shares while keeping the total number of our authorized shares of common stock the Company equal to 149,000,000 shares, the Company will benefit by providing flexibility to issue common stock for a variety of future business and financial objectives without the necessity of delaying these actions in order to obtain further shareholder approval. These objectives include, but are not limited to raising additional equity capital for acquisitions and to provide for future compensation to officers, directors and employees and for other corporate purposes.

HOW WILL THE CONVERSION OF OUTSTANDING INDEBTEDNESS OF THE COMPANY IN THE AGGREGATE AMOUNT OF $4,296,609 INTO COMMON SHARES AND THE ISSUANCE OF ADDITIONAL SHARES TO PERSONS FOR SERVICES AFFECT MY OWNERSHIP OF COMPANY COMMON SHARES?

The Company has outstanding indebtedness owed to certain affiliates and other persons and entities in the amount of $4,296,609.  In order to enable the Company to effectively operate as a holding Company of Wyndstorm after the Merger and achieve profitability as rapidly as possible, the Board has determined that it is essential that the current outstanding indebtedness of the Company be significantly reduced. The Board has determined that the conversion of such indebtedness to newly issued common stock of the Company after the Merger is essential to a viable capital structure of the Company going forward.  In addition, the Company has determined that it is in the best interests of the Company to issue additional shares to those persons that have provided services to the Company as compensation for the benefits they have provided to the Company.  The conversion of indebtedness of the Company and the issuance of additional shares will result in significant dilution to the shareholders of the Company.  The Board has determined that such dilution is essential in order to eliminate such debt and help recapitalize the Company as it enters into the potentially high growth internet social networking business as a result of the Merger.  Although current shareholders will own a smaller percentage of the Company following the Merger, the Board believes that the opportunity for the Company to acquire Wyndstorm as a wholly-owned subsidiary is a significant opportunity to transition the Company’s business model to a viable high growth technology replacing its voice over internet protocol technology that it was forced to abandon due to financial considerations and the investigation by the Securities and Exchange Commission of the Company and its current officers and directors that was recently settled.

WHAT BUSINESS WILL THE COMPANY CONDUCT AFTER THE WYNDSTORM ACQUISITION?

The Company intends to further develop and manage the Wyndstorm internet social networking business following the Wyndstorm Acquisition.  Wyndstorm is an internet applications service provider that has created proprietary software to host internet web sites for businesses.  Such software can be customized for any business to create a powerful marketing tool for such business using a web site that is created and hosted by Wyndstorm. Wyndstorm business can best be described as similar to the concept of MySpace with the difference that Myspace focuses on the individual market for social networking and Wyndstorm focuses on targeting business customers. Wyndstorm is at a much earlier stage than MySpace for providing a business enterprise solution in individual social networking internet solutions. The goal of the company is to be a major force in end-to-end hosting of complex internet social media networks for large scale, customized online viral marketing programs.  Wyndstorm’s software is capable of hosting specialized technology services for many different online scenarios that include interactive web-based marketing, click-to-call for web-based promotions, multi-user gamers or chatting avatars.  Wyndstorm’s software is also capable of providing an end-to end solution that meets the time-to-market demands of its marketing customers.  Wyndstorm’s business model is to generate both initial revenue for setting up internet web sites for social networking by business customers and recurring revenues based upon, in turn, the number of customers of such business visiting such website. Wyndstorm believes its software is currently more feature-rich than those of its competitors such as Ning.

IF APPROVED, WHEN WILL THE WYNDSTORM ACQUISITION BE COMPLETED?

It is expected that the Wyndstorm Acquisition will be completed as soon as possible following the Special Meeting.

AM I ENTITLED TO DISSENTER’S OR APPRAISAL RIGHTS IN CONNECTION WITH THE WYNDSTORM ACQUISITION?

Pursuant to the Nevada Revised Statutes Chapter 92A.390 (a copy of which can be found at www.leg.state.nv.us/NRS/NRS-092A.html), the holders of Company common stock as of the Record Date are not entitled to dissent from the Merger with Wyndstorm.  However, you are entitled to vote against the proposals contained in this Proxy, and a majority of the outstanding shares of the Company common stock is required for a quorum to approve the proposals set forth in this Proxy. Please also note that each of the proposals is conditioned upon the approval of the other proposals.  Thus, every proposal must be approved before any of the proposals become effective.

HOW DOES THE BOARD RECOMMEND THAT I VOTE FOR THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT?

The Board recommends that you vote on the attached Proxy Card (1) to approve the Wyndstorm Acquisition, (2) to approve the Reverse Split, (3) to approve the Share Issuances, (4) to approve the election of four (4) new Directors of the Company following the Merger, and (5) to approve the appointment of Demetrius & Company, LLC, Wayne, New Jersey, Certified Public Accountants, as the auditors of the Company following the Merger for fiscal year 2008.

WHO CAN SIGN THE PROXY CARDS?

You can sign the Proxy Card attached to this document and vote your shares if our records show that you owned shares of our common stock as of January 17, 2007. On that date, a total of 22,107,520 shares of common stock were outstanding and entitled to vote, in person or by proxy, at the Special Meeting. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. The enclosed Proxy Card shows the number of shares you can vote.  Beneficial shareholders owning approximately 27% of our 22,107,520 outstanding shares, have indicated that they intend to vote their proxy cards for (1) the Wyndstorm Acquisition, (2) the Reverse Split, (3) the Share Issuances, (4) the election of the four (4) new Directors and (5) the appointment of the auditors.

PROPOSALS TO SHAREHOLDERS

PROPOSAL 1

THE WYNDSTORM ACQUISITION

The Board has unanimously adopted, subject to shareholder approval, the acquisition of Wyndstorm Corporation by means of a merger with a wholly-owned subsidiary of the Company.

Background of the Wyndstorm Acquisition

During fiscal year 2007, management continued to seek a business opportunity for the Company and its shareholders.  In June, 2007, the Company engaged Source Capital Group, a boutique investment banking firm with offices in New York, NY and Westport, CT (“Source”), to help raise capital, pursue strategic acquisitions or sell the Company to a strategic buyer.  Source introduced Wyndstorm to the Company and a meeting between Company management and the Wyndstorm principals took place in June at which initial discussions for exploring a potential business combination ensued.

Following additional and further negotiations, Wyndstorm and the Company signed a confidential Letter of Intent pursuant to which the parties agreed to a proposed structure of a business combination between the two companies and to draft and execute a definitive agreement as soon as practicable.

Thereafter, the Company and Wyndstorm began financial and legal due diligence reviews of each other’s businesses and organizations. On October 30, 2007, the Board unanimously approved the proposed transactions between the Company and Wyndstorm.  At the same time Wyndstorm engaged to study the feasibility for a private placement transaction, to raise a maximum $5,000,000 in gross proceeds from accredited investors, for the principal purpose of providing working capital for Wyndstorm upon completion of the Merger along with additional rounds of financing to follow.  As of October 31, 2007, the Company, its wholly-owned subsidiary Packetport Acquisitions, Inc. and Wyndstorm executed and delivered an Agreement and Plan of Merger.

The Board considered the business and financial aspects of the Agreement and Plan of Merger and determined that the Wyndstorm Acquisition was in the best interests of the Company and its shareholders.

In making its determination, the Board considered the following factors:

•

The Company’s prior business since its inception in 1999 to date for the delivery of voice using internet protocol to enable cable companies to compete with telephone service providers had suffered a significant downturn commencing in the year 2000 as result of a significant competition from better capitalized companies positioned to provide an internet protocol software for gateways to cable companies. In addition, the Company was unable to raise financing after commencement of an SEC investigation commenced in April, 2000 which was recently settled on October 18, 2007 (See Section entitled “Recently Settled Investigation with the Securities and Exchange Commission by the Company” on Page 20);

•

The Wyndstorm Acquisition would provide the Company and its shareholders with the opportunity to acquire and expand the operations of a business in the internet social networking industry;

•

Wyndstorm’s business model is to build and host complex marketing websites that generate targeted advertising for greater business revenue generation for its customers by leveraging the internet as an additional marketing medium for products and services;

•

The Wyndstorm business and operations is a functional platform that has generated approximately $210,000 through the date hereof with experienced management and prospects to expand its business.  The management team of Wyndstorm has worked together for over 15 years in building large-scale systems that utilize many different technologies;

•

Wyndstorm’s pending patent for billing of internet services provides a framework for easy end-to-end solutions using open source applications upon which features can be integrated; and

•

Wyndstorm has established an outsourcing model for software development work thereby efficiently matching customer orders and needs to revenues with seven (7) full time personnel.

Based upon the foregoing, the Board recommends a vote for the Wyndstorm Acquisition on the enclosed Proxy Card.

Beneficial shareholders owning approximately 27% of our outstanding common shares as of the Record Date have indicated they intend to vote for the Wyndstorm Acquisition.

The Board, in making its decision to pursue the Wyndstorm Acquisition, did not have the financial resources with which to hire an independent investment bank or other financial institution to do a due diligence review of the Wyndstorm business and render an opinion on the value and fairness of the Wyndstorm Acquisition price to the shareholders of the Company.  Company management negotiated the best terms available for the Wyndstorm Acquisition and did not rely upon any third party to advise them in the negotiations.  The Company and its Board were not, nor are they now, represented by any investment bank, other than Source.

The Wyndstorm Acquisition

The Parties to the Wyndstorm Acquisition

•

The parties to the Wyndstorm Acquisition will be the Company, its wholly owned subsidiary, Packetport Acquisitions, Inc. and Wyndstorm.

Closing of the Merger; Effective Date

•

The Wyndstorm Acquisition will become effective promptly following the shareholder’s approval of the Wyndstorm Acquisition and the filing of the proposed Certificate of Merger required by Section 251 of the Delaware General Corporation Law (a copy of which is attached as Exhibit K and can be found at http://delcode.delaware.gov/title8/c001/sc09/index.shtml#P11_137) in which Wyndstorm will be the surviving corporation of the Merger into Packetport Acquisitions Inc. and become a wholly-owned subsidiary of the Company.  Also attached as Exhibit K are the relevant sections of the Nevada Revised Statutes Chapter 92A (a copy of which can be found at www.leg.state.nv.us/NRS/NRS-092A.html) with respect to shareholder approval for plans of mergers.

•

Beneficial shareholders owning on the Record Date approximately 27% of our outstanding common shares have indicated that they intend to vote for the Wyndstorm Acquisition and the other matters discussed in this Proxy Statement.  Please also note that each of the proposals is conditioned upon the approval of the other proposals.  Thus, every proposal must be approved before any of the proposals become effective.  This means that if we do not, for whatever reason, receive shareholder approval to all five of the matters discussed in this Proxy Statement, Wyndstorm may terminate the Agreement and Plan of Merger. If the Wyndstorm Acquisition is terminated, the Company will have to seek a different business opportunity, possibly raise funds to sustain its limited operations, in which case, the Company’s financial condition and plan of operations may suffer a material adverse effect.

Business to be Acquired by the Merger Sub; Conduct of the Business Subsequent to Closing

•

Prior to the Wyndstorm Acquisition, the sole activities of our wholly owned subsidiary, Packetport Acquisitions, Inc., will have been to organize and enter into the Agreement and Plan of Merger.

•

We are acquiring all of the assets of Wyndstorm’s internet social networking business through a merger, the Company will own all of the common stock associated with Wyndstorm’s business and Wyndstorm will own 86% of the common stock of the Company once the merger is consummated.

•

Assuming the Company obtains shareholder approval on the five matters discussed in this Proxy Statement, after the Merger is effectuated the business of the Company will be to conduct the internet social networking business previously conducted by Wyndstorm with its new management, including the development and implementation of a business plan to expand its internet social networking business.

•

Wyndstorm Corporation builds and maintains complex websites for internet-based marketing programs, typically to support social networking and web-based marketing applications. Wyndstorm’s turnkey social networking solutions include social media, interactive gaming, and talking avatar applications, so that marketing companies can meet time-to-market pressure in delivering web-based entertainment that leverages viral marketing results.

•

Wyndstorm’s business model makes is building and hosting complex marketing websites that generate targeted advertising for greater business results.   Each contract entered into by Wyndstorm include s an ownership position in each of the sites it host s .  This means that Wyndstorm has the opportunity to accelerate its revenue growth through the success of its clients.

•

Using the Wyndstorm hosted application (wyndstorm™) clients can rapidly tailor and privately brand custom social media programs by selecting from over 50 pre-built modules. Wyndstorm provides search, security, talking avatars (avababble™), location-based advertising management, profile-based advertising, consumer-posted content, payment processing, and other value-add features that provide highly effective advertising and online promotion/sales conversion, high value collaboration and interactive gaming and entertainment programs on a private-branded basis.

•

The following is an example of a Wyndstorm project:  For an advertising company in Los Angeles, Wyndstorm is building a virtual world where “kids can hang-out, and have fun together” at a virtual beach, virtual music club, or virtual park, using talking avatars to chat together (to be launched January 2008), in an online world for interactive entertainment and play.

•

The management team of Wyndstorm has worked together for over 15 years in building large-scale systems that utilize many different technologies—all necessary for successful web-based marketing programs.   In addition, Wyndstorm’s pending patent for billing of internet services provides a framework for easy end-to-end solutions using open source applications upon which features can be integrated.

Liabilities to Remain on Books

•

Except for those liabilities being converted into equity as set forth herein, all liabilities related to the operation of the business to be acquired and as set forth on the audited balance sheet of the Company for the six months ended June 30, 2007 and all liabilities incurred from such date through the date of the Merger shall remain on the Company’s books following the Merger.

Acquisition Price

•

We will issue 13,757,923 of new common shares to the Wyndstorm Shareholders to consummate the Wyndstorm Acquisition so that Wyndstorm Shareholders will own eighty six (86%) percent of our outstanding common shares following the Merger.  In addition, Source Capital Group will receive a fee from the Company of 1% of the outstanding shares of the Company post-Merger (or 168,395 shares) and a fee from Wyndstorm of 4% of the outstanding shares of the Company post-Merger (or 673,583 shares).  These factors will dilute shareholders’ ownership percentage in the Company.

Change in Control

•

As a result of issuing 13,757,923 new common shares to the Wyndstorm Shareholders, there will be a change in control of the Company and new management will assume control over the operations of the Company.

•

The current officers and directors of the Company shall resign their positions at closing and new officers and directors from Wyndstorm shall be appointed.

•

The directors of the Company to be appointed following the Merger shall be Lawrence A. McLernon, as a Director and Chairman of the Board, Michael Hagee as a Director, Thomas G. Hudson, as Director and Marian F. Sabety, as Director.  The officers of the Company to be appointed following the Merger shall be Marian Sabety, as President and CEO, Lee Hamilton, as Senior Vice President and CTO, and Thomas McKnight, as Secretary, Treasurer and General Counsel.  Details regarding each of these individuals can be found at page 24.

Representations and Warranties

•

The Agreement and Plan of Merger contains the customary representations and warranties by the parties, including representations and warranties regarding the following: (i) organization and goods standing; (ii) corporate power and authority; (iii) accuracy of financial statements; (iv) absence of litigation; (v) consents and approvals; and (vi) absence of violations of or conflicts with certain laws and agreements.

Covenants

•

The Agreement and Plan of Merger contains customary covenants by the parties, including covenants regarding the following:  (i) reasonable efforts to consummate the Merger; (ii) conducting operations in the ordinary course; (iii) no solicitation; and (iv) requirement of a shareholders’ meeting and proxy approval.

Closing Conditions

The Agreement and Plan of Merger is subject to the prior satisfaction or waiver of certain customary conditions and additional conditions, including:

•

Each party’s respective representations and warranties of the parties contained in the Agreement and Plan of Merger shall be true in all material respects as of the closing; and

•

Each party shall have performed or complied in all material respects with all covenants and agreements required to be performed under the Agreement and Plan of Merger.

If any of the conditions to closing are not satisfied by the scheduled closing date, either the Company or Wyndstorm may terminate the Agreement, in which case there shall be no liability or claims against any party.

Termination

•

The Agreement and Plan of Merger may be terminated by the mutual consent of the parties, or by any party if a party breaches a covenant or fails to meet and does not waive a condition of closing.

•

In addition, the Agreement and Plan of Merger may be terminated if we do not, for whatever reason, receive shareholder approval to all five of the matters discussed in this Proxy Statement.

•

If the Wyndstorm Acquisition is terminated, the Company will have to seek a different business opportunity, possibly raise funds to sustain its limited operations, in which case, the Company’s financial condition and plan of operations may suffer a material adverse effect.

The foregoing is only a summary of the terms and provisions of the Agreement and Plan of Merger. Shareholders should review this document in its entirety for a full understanding of these terms and provisions, a copy of which is attached and included in this Proxy Statement as Exhibit A.

Financial Statements and Selected Financial Data

Please review the below selected financial statement and data and also refer to the exhibits for the following financial statements: (a) the audited financial statements from the Company’s Form 10-KSB for the fiscal year ended January 31, 2007, attached as Exhibit H, (b) the unaudited financial statements from the Company’s Form 10-QSB for the fiscal quarter ended October 31, 2007, attached as Exhibit I, (c) the audited financial statements for Wyndstorm for the period from August 10, 2005 (Date of Inception) through June 30, 2007, attached as Exhibit F and (d) the unaudited financial statements for the period from August 10, 2005 (Date of Inception) through October 31, 2007, attached as Exhibit F.

Selected Financial Data for Packetport.Com, Inc.

Balance Sheet	January 31, 2007
Total assets	$249
Current liabilities	5,064,687
Long-term debt	0
Working capital	0
Shareholders’ equity (deficit)	$(5,064,438)

Historical Statements of Operations	For the Years Ended January 31,
	2007	2006
Total revenues	$0	$0
Operating income (loss)	(215,745)	(372,142)
Net (loss)	(504,826)	(581,455)
Net loss per common share	$(0.02)	$(0.03)
Number of shares used in computing per share data	21,933,520	21,875,472

Selected Financial Data for Wyndstorm (Acquirer and Successor)

Balance Sheet	June 30, 2007	October 31, 2007 (unaudited)
Total assets	$79,670	189,932
Current liabilities	1,908,903	1,398,306
Long-term debt	0	1,470,000
Working capital	0	0
Shareholders’ equity (deficit)	$(1,829,233)	(2,678,374)

Statement of Operations	From Inception (August 11, 2005) to June 30, 2007	From Inception (August 11, 2005) to October 31, 2007 (unaudited)
Total revenues	$31,759	$162,297
Operating income (loss)	(2,397,423)	(3,128,769)
Net (loss)	(2,365,664)	(2,906,472)
Net loss per common share	$(0.14)	$(0.17)
Number of shares used in computing per share data (1)	16,839,563	16,839,563

(1)

Adjusted for completion of Merger and the Share Issuances

Selected Pro-Forma Financial Data

PacketPort.com, Inc. Pro Forma Consolidated Balance Sheet

The following unaudited pro forma combined balance sheet, and statement of operations as of October 31, 2007, is based on the historical financial statements of the Company and gives effect to the pro forma adjustments described herein as though the Agreement and Plan of Merger had been consummated at July 31, 2007.

The unaudited pro forma combined balance sheet and statement of operations should be read in conjunction with the notes thereto and with the historical financial statements of the Company, as filed in its annual report on Form 10-KSB for the year ended January 31, 2007 and quarterly report on Form 10-QSB for the quarter ended October 31, 2007, included in Exhibits H and I, respectively, attached hereto.  The unaudited pro forma combined balance sheet is not necessarily indicative of the Company’s combined financial position that would have been achieved had the Agreement and Plan of Merger been consummated at July 31, 2007.

Pro Forma Balance Sheet

Assets
Current Assets
Cash	$4,396
Accounts Receivable	174,708
Other Current Assets	5,000
Total Current Assets	184,104
Other Assets	5,828
Total Assets	189,932

Liabilities and Shareholders’ Equity (Impairment)
Current Liabilities
Accounts payable	420,392
Accrued expenses	485,110
Deferred Revenue	60,000
Notes Payable – Stockholders and Related Parties	564,332
Current Portion of Convertible Notes Payable	1,470,000
Total Current Liabilities	2,868,306
Total Liabilities	2,868,306

Shareholders’ Equity (Impairment)
Common Stock, $0.003 par value, 149,000,000 shares authorized;
issued and outstanding 22,107,520 shares and 16,839,563 shares on a pro-forma basis
on July 31, 2007 and October 31, 2007, respectively	50,519
Capital in excess of par value	176,771
Accumulated (deficit)	(2,905,664)
Total Stockholders’ Deficit	(2,678,374)
Total Liabilities and Stockholders’ Deficit	$189,932

Pro Forma Statement of Operations

	Ten months ended October 31, 2007 (unaudited)	Twelve Months Ended December 31, 2006 (unaudited)	From Inception (August 11, 2005) through October 31, 2007 (Unaudited)
Total Revenues	$154,500	$7,359	$ 161,948
Network Services	285,262	113,721	402,483
Web Management	110,963	95,141	208,104
Executive Compensation	579,968	271,853	885,154
Consulting	279,582	265,877	777,548
Legal and accounting expenses	92,942	87,605	194,060
Interest Expense	104,179	23,156	127,335
Other general and administrative expenses (1)	218,231	278,107	556,349
Operating Costs and Expenses	1,672,097	1,135,460	3,151,033

Loss from Operations
Provision for income taxes	-	-	-

Net Loss	$(1,517,597)	$(1,128,101)	(2,989,085)
Loss per common share	$(0.09)	$(0.07)
Weighted average common shares outstanding (2)	16,839,563	16,839,563

(1)

Includes estimated annualized increase of $50,000 from historical general and administrative expenses for proforma purposes

(2)

Adjusted for completion of Merger and the Share Issuances

Selected Pro-Forma Combined Financial Data

The following unaudited pro-forma combined balance sheet, and statement of operations as of June 30, 2007, are based on the historical financial statements of Packetport.Com, Inc., carried forward to June 30, 2007 as detailed below, and the financial statements for Wyndstorm as of June 30, 2007, and gives effect to the pro forma adjustments described herein as though the Agreement and Plan of Merger had been consummated at June 30, 2007.

The unaudited pro-forma combined balance sheet and statement of operations should be read in conjunction with the notes thereto and with the historical financial statements of Packetport.Com, Inc. and Wyndstorm as described above. The unaudited pro forma combined balance sheet is presented assuming that the Company had received shareholders’ approval for the Agreement and Plan of Merger and as if the Agreement and Plan of Merger had been consummated at June 30, 2007, but is not necessarily indicative of the Company’s combined financial position that would have been achieved had the Agreement and Plan of Merger been consummated at June 30, 2007.

Unaudited Pro-Forma Combined Balance Sheet of Packetport.Com, Inc.

	Packetport.Com,
	Inc.	Adjustments		Wyndstorm	Elimination	Pro Forma
	July 31, 2007	for Share	Proforma	June 30,	(Addition) in	Balance
	(Unaudited)	Issuances	Adjustments	2007	Merger	Sheet
Assets
Current Assets:
Cash	$ 262			$34,134	$ (B)(30,000)	$4,396
Accounts receivable	-			14,708	(B)160,000	174,708
Prepaid Expenses	-			25,000	(B)(20,000)	5,000
Total Current Assets	262			73,842	110,000	184,104

Machinery & Equipment
Machinery & Equipment at cost	7,549			-	(A) (7,549)
Less: Accumulated Depreciation	(7,549)			-	(B) 7,549
Machinery & Equipment, Net	-			-		-
Intangible Assets	-			5,828		5,828
Total Assets	262			79,670	(B)110,000	189,932

Liabilities and Shareholders' Equity

(Deficit)
Current Liabilities:
Accounts payable	92,398	(65,764)	-	152,230	(B)110,000	420,392
Taxes Payable	1,000	-	-	-		1,000
Accrued Expenses	162,769	-	(B) 39,000	172,341	(B)110,000	484,110
Deferred Revenue	-	-	-	-	(B)60,000	60,000
Notes Payable - Stockholder and
Related Parties	1,001,803	(980,729)	(B) 58,926	484,332		564,332
Notes Payable - Microphase Corp.	4,081,459	(4,194,663)	(B)113,204	-	-	-
Current Portion of Convertible
Notes Payable	-	-	-	1,100,000	(B)370,000	1,470,000
Total Current Liabilities	5,339,429	(5,241,156)	(B)211,130	1,908,903	(B)650,000	2,868,306
Total Liabilities	5,339,429	(5,241,156)	(B)211,130	1,908,903	(B)650,000	2,868,306

Shareholders' Equity (Deficit)
Common Stock, $0.003 par value,
149,000,000 shares authorized; issued
and outstanding 22,107,520 shares and
16,839,563 shares on a pro-forma basis;
on July 31, 2007 and October 31, 2007,
respectively	66,323	69,317			$ (A)(85,121)	50,519
Capital in Excess of Par Value	22,215,345	4,377,692		536,431	$ (A)26,952,697	176,771
Accumulated Deficit	(27,620,835)	794,147	(211,130)	(2,365,664)	(A)(26,557,818)	(2,845,664)
Total Stockholders' Equity
(Deficit)	(5,339,167)	5,241,156	(211,130)	(1,829,333)	(B)(540,000)	(2,678,374)

Total Liabilities and Shareholders'
Equity (Deficit)	$ 262			79,670	110,000	189,932

(A) Reflects combination of shares in merger

(B) Reflects proforma adjustments for operating losses through October 31, 2007

Unaudited Pro-Forma Combined Statement of Operations of Packetport.Com, Inc.

For the Ten Months Ended October 31, 2007

	PacketPort.Com, Inc. For the 9 Months Ended October 31, 2007	Wyndstorm For the 10 Months Ended October 31, 2007	ProForma Adjustments	Pro Forma Statement of Operations
Total Revenues	$-	$154,500	-	$154,500
Network Services	-	285,262	-	285,262
Web Management	-	110,963	-	110,963
Executive Compensation	-	579,968	-	579,968
Consulting	-	279,582	-	279,582
Legal and accounting expenses	-	92,942 (3)	-	92,942
Interest Expense	317,093	104,179	(317,093)	104,179
Other general and administrative expenses (1)	106,200	176,565 (3)	(64,534)	218,231
Operating Costs and Expenses	423,293	1,630,430		1,672,097

Loss from Operations
Provision for income taxes	-	-	-	-

Net Loss	(423,293)	$(1,475,930)(3)	(381,627)	$(1,517,597)
Loss per common share				$(0.09)
Weighted average common shares outstanding (2)				16,839,563

(1)

Includes estimated annualized increase of $50,000 from historical general and administrative expenses for proforma purposes

(2)

Adjusted for completion of Merger and the Share Issuances

(3)

Elimination of PacketPort.com, Inc. operations subsequent to Merger

Accounting and Tax Treatment

The Company is taking the position that the merger of Wyndstorm with and into the Company’s subsidiary and the exchange of Wyndstorm Shares for Company shares should qualify as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Period Ended June 30, 2007

The discussion and analysis presented below pertains to the business of Wyndstorm.  Packetport.Com, Inc. did not engage in any active operations during the year.  Its activities were restricted to exploring suitable merger prospects which accounted for expenses throughout the reporting period totaling approximately $38,000.  These efforts culminated in the proposed merger between the Packetport.Com, Inc. and Wyndstorm.

This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the statements. These risks and uncertainties include general economic and business conditions, development and market acceptance of the Company’s and Wyndstorm’s products.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company and Wyndstorm undertake no obligation to republish or revise forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events.

Results of Operations for the Year Ended June 30, 2007 and outlook to 2008

The operations for Wyndstorm began on August 10, 2005.  Revenue for the period from inception through June 30, 2007 was $31,759 and management expects to be generating revenues of approximately $25,000 per month by January, 2008, from the existing client base and the addition of one new clients which we acquired in the last month. The cycle time between acquisition of a new client and full implementation of the internet social networking program for the new client is anywhere from 90 to 120 days. The Company had sales in July, August, September and October of 2007 of $100,000.00. The target of $25,000 monthly revenues by the end of the year does not include any additional new clients which may be acquired between now and the end of 2007.

Management intends to expand its customer base and revenues, initially through acquisitions of established

Operators in its marketplace which, if identified and consummated, would significantly broaden our market presence. As of the date hereof, we have no definitive agreements with any such third party operators and if we were to successfully identify and contract to acquire any such third party operator, we would project consummation of any such acquisition would occur in the first quarter of 2008. Accordingly, the total revenue for the Company in 2007 will solely be from operations of Wyndstorm. We now project total revenues for 2007 at approximately $100,000 and for 2008 at approximately $6,000,000.

Description of Competitors of Wyndstorm’s Business

The competitive landscape for Wyndstorm ranges from ASPs (application service providers) to boutique software design companies.  There are several hundred ASPs and several thousand boutique software development companies.  Wyndstorm’s management believes its business model is superior to those of its competitors in that it builds and hosts complex marketing websites that generate targeted advertising for greater business results.  Each contract entered into by Wyndstorm includes an ownership position in each of the sites it hosts.  This means that Wyndstorm has the opportunity to accelerate its revenue growth through the success of its clients.  Few other companies follow this model.  One, Doppelganger, hosts V-Side, a virtual entertainment site targeting tweens (children of the age group between 8 and 12 years old).  Wyndstorm has built and will launch/host RipLounge, also a virtual entertainment site.

Other c ompetitors to Wyndstorm are software development companies that build custom software applications based on a client ’ s specific requirement—and which also hosts the application.  Social network-type features (e.g., sharing, chat, avatars, search, virtual worlds, direct user-interaction, etc.), are complex, particularly when customized for a specific web-based marketing program, designed specifically to cause a specific consumer action.  The complexity includes integration of varying technologies that include internet protocols, Voice-over-IP (VoIP), search engine technology, behavioral analytics, web graphics design, web-based advertising, consumer targeting techniques, consumer targeting, and other technologies.

The complexity of bringing all these technologies together into one smooth-running software program (i n such a way that the system could tolerate high volumes of internet traffic ) requires experienced systems integration of web-based systems.   Thus, barriers to entry are very high.   Competitors that provide these complex solutions include IBM, KPMG, or other “ Fortune 500 ” -sized firms.  In the mid-tier, companies that provide customer social network-based applications are often geographically-centered, and focus generally focus on specific core technology.  These software development “ shops ” often partner with other small firms to create the end-to-end solution—which includes market analysis, avatar creation, online sales & fulfillment, advertising targeting, etc.  This results in technical issues in customer service and capacity growth.

The market that Wyndstorm addresses is also very price sensitive and customers are often “ in a hurry ” to launch an online marketing program that leverages a time-to-marketing advantage.  This means that partially-built systems that provide most features that are typically used in internet-based marketing programs can be competitive with Wyndstorm, even though they are not complete systems .

Liquidity and Capital Resources

Going forward, Wyndstorm intends to raise capital through private placements and public offerings of common stock, preferred stock, convertible debt and or pure debt securities. The expected use of proceeds includes working capital for general corporate purposes, strategic mergers and acquisitions of other Internet business and enterprise networking solutions providers, research and development and capital expenditures to support fulfillment of substantial social networking contracts.

Subsequent Events of PacketPort

In addition to entering into the transaction with Wyndstorm, the following events have occurred since in the previous fiscal quarter of the Company:

Recently Settled Investigation with the Securities and Exchange Commission by the Company

In April 2000, the Securities and Exchange Commission (the “Commission”) initiated an investigation relating to fluctuations in the price of the Company’s common stock subsequent to the change in name from Linkon Corporation to PacketPort.com, Inc. on December 9, 1999.  The Commission filed an enforcement action on November 15, 2005 (SEC v. PacketPort.com, Inc., et al., Civil Action No. 3:05cv1747 (PCD), in the United States District Court for the District of Connecticut (the “Civil Action”), charging six individuals and four companies, including the Company, with alleged civil violations of various sections of the Federal Securities Laws, including Sections 5 and 17(a) of the Securities Act of 1933 and Sections 10(b) and 13(d) of the Securities Exchanges Act of 1934. The defendants included the CEO and COO of the Company as well as Microphase Corporation, a privately held Connecticut corporation that shares common management with the Company.

The Civil Action was dismissed with prejudice on August 17, 2007. A cease and desist order was issued by the Commission on October 18, 2007, pursuant to which the Commission ordered the respondents thereof, including the Company, to cease and desist from committing or causing violations of the respective provisions of the federal securities laws they each were alleged to have violated.  Mr. Durando and Mr. Dotoli will continue to serve as officers and directors of the Company until completion of the Merger.  Mr. Durando and Mr. Dotoli together with Microphase Corporation and others, without admitting or denying the findings of the SEC, except as to jurisdiction and subject matter, have consented to the entry of the Order Instituting Cease and Desist Proceedings, Making Findings and Imposing a Cease and Desist Order and Remedial Sanctions pursuant to Section 8A of the Securities Exchange Act of 1933 and Section 21C of the Securities Exchange Act of 1934.  More information regarding the detailed terms of the settlement can be found in SEC release No 8858 dated October 18, 2007 promulgated under the Securities Act of 1933 and SEC Release No. 56672 dated October 18, 2007 promulgated pursuant to the Securities Exchange Act of 1934.

Resignation of Director

As of October 29, 2007, Edward J. Suozzo resigned as a director of the Company.

Subsequent Events of Wyndstorm

In addition to entering into the transaction with the Company, the following events have occurred since in the previous fiscal quarter of Wyndstorm:

Controversy with Former Consultant

The Company has an ongoing controversy with a former consultant who was terminated for cause and who is a member/shareholder with 0.25% ownership.  His attorney, who is also his brother, has used the word “litigation” in correspondence.  Wyndstorm does not believe that the dispute has any merit.  The amount in question, both in terms of alleged damages and unvested unit options which were cancelled upon his termination, would not materially impair the transaction or the ongoing business of the Company following the Merger.

Description of Material Contract

On August 28, 2007, Seed Corn Inc., an advertising Agency in Los Angeles, California, contracted with Wyndstorm to build a virtual world where website teens and young adults can go to join with their friends and play online together interactively. The contract calls for payment for the systems development of the social network, named Rip Lounge, estimated at $150,000, plus sharing the advertising revenue at the 30% level that is generated by the site on a monthly per subscriber rate. There is also a monthly hosting fee based on costs for hosting the site, at $1.12 per subscriber. Based on the Seed Corn marketing plan for generating visitor traffic to Rip Lounge, we estimate our revenues to be $2-3 Million in year one. A copy of the contract is included in Exhibit G hereto.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Company has made no changes in nor had any disagreements with its independent auditors during the last two years.

THE BOARD HAS ADOPTED RESOLUTIONS THAT SET FORTH THE TERMS OF THE MERGER DECLARING THE ADVISABILITY OF THE PROPOSAL AND SUBMITTING THE PROPOSAL TO THE SHAREHOLDERS FOR APPROVAL. THE BOARD RECOMMENDS APPROVAL OF THE PROPOSAL BY THE SHAREHOLDERS.

PROPOSAL 2

A TWENTY TO ONE (20 TO 1) REVERSE SPLIT OF

THE COMPANY’S COMMON STOCK FOLLOWING THE MERGER

The Board has unanimously adopted, subject to shareholder approval, a twenty to one (20 to 1) reverse split of the Company’s common stock following the Merger pursuant to which shareholders of the Company will receive one new share of the Company’s common stock in exchange for twenty shares of the Company’s common stock.

Reasons for the Change to the Company’s Common Stock

As of January 17, 2008, the Record Date, the Company had 22,107,520 common shares outstanding.  In addition, following the Merger the Company is obligated to issue 779,287 additional shares in connection with the proposed conversion of an aggregate of $4,296,609 of indebtedness of the Company and intends to issue an additional 355,000 common shares at the Closing of the Merger to certain persons in lieu of cash that have provided services required in connection with the Wyndstorm transaction and in connection with the operation of the Company.  In connection with the Wyndstorm Acquisition, the Company is committed to issue at the closing 13,757,923 common shares to the Wyndstorm Shareholders and 159,078 shares to Source for payment of fees, and Wyndstorm is committed to issue an additional 673,583 shares to Source for payment of fees. We believe that in order to avoid excessive dilution of the Company’s common stock and a more appropriate valuation of such stock that a reduction in the amount of outstanding shares of common stock following the Merger is essential to shareholders.  In addition, we believe that by decreasing our outstanding shares while keeping the total number of our authorized shares of common stock the Company equal to 149,000,000 shares, the Company will benefit by providing flexibility to issue common stock for a variety of future business and financial objectives without the necessity of delaying these actions in order to obtain further shareholder approval. These objectives include, but are not limited to raising additional equity capital for acquisitions and to provide for future compensation to officers, directors and employees and for other corporate purposes.

In addition, we believe that by decreasing our outstanding shares while keeping the total number of our authorized shares of common stock the Company equal to 149,000,000 shares, the Company will benefit by providing flexibility to issue common stock for a variety of future business and financial objectives without the necessity of delaying these actions in order to obtain further shareholder approval. These objectives include, but are not limited to raising additional equity capital for acquisitions and to provide for future compensation to officers, directors and employees and for other corporate purposes.

General Effect of the Changes to Our Common Stock

Shareholders will not realize any dilution in their percentage of ownership of the Company or in their voting rights as a result of shareholder approval to reverse split the common stock of the Company by twenty to one (20 to 1).  A shareholder who owns 1% of the Company’s common stock immediately prior to the Reverse Split will continue to own 1% of the Company’s common stock immediately after the Reverse Split.  The Reverse Split will result in the shareholders of the Company receiving one new share of the Company’s common stock in exchange for twenty shares of the Company’s common stock (for example, a person owning 10,000 shares immediately prior to the Reverse Split would own 500 shares immediately after the Reverse Split).  However, shareholders’ ownership percentage in the Company will suffer dilution if we close the Merger, as the Wyndstorm Shareholders on the effective date of the Merger will receive that number of shares equal to 86% of the ownership of the Company (or 13,757,923 shares) and Source Capital Group will receive a fee from the Company of 1% of the outstanding shares of the Company post-Merger (or 168,395 shares) and a fee from Wyndstorm of 4% of the outstanding shares of the Company post-Merger (or 673,583 shares).   Beneficial shareholders of the Company owning approximately 27% of our outstanding common shares on the Record Date have indicated that they shall vote in favor of the Reverse Split.

THE BOARD HAS ADOPTED RESOLUTIONS THAT SET FORTH THE REVERSE SPLIT OF OUR COMMON STOCK FOLLOWING THE MERGER, DECLARING THE ADVISABILITY OF THE PROPOSAL AND SUBMITTING THE PROPOSAL TO THE SHAREHOLDERS FOR APPROVAL.  THE BOARD RECOMMENDS APPROVAL OF THE PROPOSAL BY THE SHAREHOLDERS.

PROPOSAL 3

(A) CONVERSION OF AN AGGREGATE AMOUNT OF $4,296,609 OF INDEBTEDNESS OF THE COMPANY INTO AN AGGREGATE OF 779,287 SHARES OF THE COMPANY’S COMMON STOCK AND (B) ISSUANCE AN AGGREGATE OF 376,000 SHARES OF COMMON STOCK TO CERTAIN PARTIES FOR SERVICES RENDERED TO THE COMPANY.

The Board unanimously adopted a resolution to (a) convert an aggregate amount of $4,296,609 of the indebtedness of the Company and (b) issuance of an aggregate of 355,000 shares of common stock to certain parties for services rendered to the Company, each following approval of the Merger and Reverse Split.

The following is a list of the debtors that will be converting debt into common shares of the Company pending approval of this proposal:

Debtor	Debt Outstanding	Debt Forgiveness	Amount of Debt to Convert	Conversion Rate	Shares to be issued post Reverse Split
Microphase Corporation	$4,230,845	$1,170,027	$3,051,381	$0.20	762,845
Schuhalter, Coughlin & Suozzo	$37,214	$0	$37,214	$0.20	9,304
Radin, Glass & Co, LLP	$28,550	$0	$28,550	$0.20	7,138

The parties receiving shares for services rendered to the Company include professionals and employees of related companies.  Certain of the parties receiving shares for services rendered are related parties of the Company, as set forth in the table below:

Party	Shares to be Received	Relationship to Company
Ronald A. Durando	1,500,000	President, CEO and Chairman of Company pre-Merger
Gustave T. Dotoli	1,250,000	COO and Director of Company pre-Merger
mPhase Technologies, Inc.	1,000,000	Mr. Durando and Mr. Dotoli are both directors and executive officers of mPhase Technologies, Inc.
Schuhalter, Coughlin & Suozzo	37,214	Mr. Edward Suozzo served as a director of the Company through October 29, 2007.

In addition, pursuant to its agreement with Source, the Company will be issuing 159,078 shares to Source post-Merger (1% of the outstanding shares of the Company post-Merger) and Wyndstorm will be issuing 673,583 additional shares to Source (4% of the outstanding shares of the Company post-Merger, pursuant to its agreement with Source.

Reasons for the Conversion of Outstanding Debt To Common Stock and

Effect Upon Holders of Common Stock of the Company

The Company has outstanding indebtedness owed to the affiliates and other entities set forth above in the amount of $4,296,609.  Such indebtedness was incurred in part in connection with the original recapitalization and transfer of control of Linkon corporation (the predecessor to the Company) in December of 1999 and a significant amount of debt was incurred to Microphase Corporation, a privately-held Connecticut corporation that shares common management with the Company.  Microphase Corporation has been in existence since 1955 and specializes in both defense and commercial applications of radio frequency (RF) technology.  The Company rents office space from Microphase Corporation in Norwalk, Connecticut. During the period of time from late 2000 through the present Microphase help fund ongoing operations of the Company through a series of loans, from time to time that aggregated $4,230,845.  In order to enable the Company to effectively operate as a holding Company of Wyndstorm after the Merger and achieve profitability as rapidly as possible, the Board has determined that it is essential that the current outstanding indebtedness of the Company be significantly reduced. The Board has determined that the conversion of such indebtedness to newly issued common stock of the Company after the Merger is essential to a viable capital structure of the Company going forward.

The conversion of indebtedness of the Company will result in significant dilution to the shareholders of the Company. The Board has determined that such dilution is essential in order to eliminate such debt and help recapitalize the Company as it enters into the potentially high growth internet social networking business as a result of the Merger.  Although current shareholders will own a smaller percentage of the Company following the Merger, the Board believes that the opportunity for the Company to acquire Wyndstorm as a wholly-owned subsidiary is a significant opportunity to transition the Company’s business model to a viable high growth technology replacing its voice over internet protocol technology that it was forced to abandon due to financial considerations and the investigation by the Securities and Exchange Commission of the Company and its current officers and directors that was recently settled.

THE BOARD HAS ADOPTED RESOLUTIONS THAT SET FORTH THE PROPOSAL FOR THE DEBT CONVERSION, DECLARING THE ADVISABILITY OF THE PROPOSAL AND SUBMITTING THE PROPOSAL TO THE SHAREHOLDERS FOR APPROVAL. THE BOARD RECOMMENDS APPROVAL OF THE PROPOSAL BY THE SHAREHOLDERS.

PROPOSAL 4

ELECTION OF FOUR (4) NEW DIRECTORS TO REPLACE THE CURRENT BOARD OF DIRECTORS OF THE COMPANY UPON COMPLETION OF THE MERGER

The Board has nominated four directors for election, to replace the current directors conditioned upon and as part of approval by the shareholders of the Company of all of the proposals set forth herein.  The individuals listed below shall constitute management’s nominees for the Board.  Biographical information about each nominee is also set forth below.  Each of the director nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected.  Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.  However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the current directors.

The Board recommends that you vote FOR all of the following nominees:

NAME	AGE	POSITION(S)
Lawrence A. McLernon	69	Chairman of the Board Nominee
General Michael W. Hagee	63	Director, Nominee
Thomas G. Hudson	61	Director Nominee
Marian F. Sabety	57	Director Nominee

Chairman of the Board , Age 69 (Lawrence A. McLernon)

Mr. McLernon is the ex-Chairman of the grumbler-Bache Group, Ltd., and Founder, CEO, and Chairman of the Board of LiTel, now LCI International, a wholly-owned subsidiary of Qwest Communications.  He was the Founder and CEO of Extant, Inc., and CEO, Dynegy Global Communications (DYN).

Board Member, Age 63 (General Michael W. Hagee)

General Hagee is the former Commandant of the United States Marine Corps and member of the Joint Chiefs of Staff, Department of Defense.  He serves on the Board of Directors of IAP Worldwide Services, Remington Corporation (RACI), Bushmaster, and consults to Cerberus Capital Portfolio Company.

Board Member, Age 61 (Thomas G. Hudson)

Mr. Hudson is former Chairman and CEO of Computer Network Technology Corporation (CNT), acquired by McDATA.  He now serves on the Board of Directors of McDATA, Incentra, Plato Learning Software, Ciprico, and Lawson Software. Mr. Hudson was former Chairman of the Board and CEO of Capital Growth Systems, Inc., NASDAQ-listed.

Board Member, Age 57 (Marian F. Sabety)

Ms. Sabety is founder of Wyndstorm Corporation.  She has held executive positions with AT&T, Sprint, WorldCom, Gemini Consulting, American Management Systems, SAIC, and Stanford Research Institute. Her expertise is executive program management of large-scale, network and data warehouse-based systems integration for such clients as AT&T, Bell Atlantic, StorageTek, Sprint, Lucent, Extant Communications, Silicon Graphics, Verizon, American Hospital Association, and American Institute of Architects.  She served on the Board of Directors of Danet, Inc. Since 2001, she spearheaded a technology consulting firm, Flywheel Consulting Group. She holds a B.A. in Biology from Barnard College, Columbia University and holds an M.B.A. from University of Southern California.

THE BOARD HAS ADOPTED RESOLUTIONS THAT SET FORTH THE PROPOSED BOARD, DECLARE THE ADVISABILITY OF THE PROPOSAL, AND SUBMIT THE PROPOSAL TO THE SHAREHOLDERS FOR APPROVAL. THE BOARD RECOMMENDS APPROVAL OF THE PROPOSAL BY THE SHAREHOLDERS.

PROPOSAL 5

APPOINTMENT OF DEMETRIUS & COMPANY, LLC, LOCATED IN WAYNE NEW JERSEY AS THE INPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2008

The Board has nominated Demetrius & Company, LLC (“Demetrius”) to continue as the Company’s auditors following the Merger. The Board believes that it is essential to retain Demetrius as auditors after the Merger to ensure continuity and familiarity with the Company’s financial statements and SEC reporting requirements as a public company, as Demetrius have been the auditors of the Company since December 2005.  The retention of Demetrius as the current auditors of the Company will ensure a smooth transition of the Company’s financial statements going forward as a publicly-held corporation which is subject to the reporting requirements of the Company under the Securities Act of 1933, as amended, as well as the Securities Exchange Act of 1934, as amended.

THE BOARD HAS ADOPTED RESOLUTIONS THAT SET FORTH THE APPOINTMENT, DECLARE THE ADVISABILITY OF THE PROPOSAL, AND SUBMIT THE PROPOSAL TO THE SHAREHOLDERS FOR APPROVAL. THE BOARD RECOMMENDS APPROVAL OF THE PROPOSAL BY THE SHAREHOLDERS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Principal Shareholders of the Company

The following table sets forth, as of October 31, 2007, certain information regarding the beneficial ownership of shares of our common stock: (a) by each director; (b) by each person who is known by us to beneficially own 5% or more of the outstanding shares of common stock; (c) by each of our executive officers named in the summary compensation table; and (d) by all of our executive officers and directors as a group.   Except as noted, each person has sole voting and investment power with the Company shares.

Name and Address of Beneficial Owner (1)	Common Stock, Options and Amount and Nature of Beneficial Ownership (2)(3)	Percentage of Common Stock
Ronald A. Durando (4)	6,750,000	27.9%
Gustave T. Dotoli (5)	1,200,000	5.3%

All executive officers and directors as a group (2 people)	7,950,000	35.9%

(1)

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock which such person has the right to acquire within 60 days of October 31, 2007. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnote to this table and pursuant to applicable community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power to all shares of Common Stock which they beneficially own. The number of shares indicated in the table include the following number of shares issuable upon the exercise of warrants or options: Ronald A. Durando - 750,000 options and 1,500,000 warrants (held by PacketPort, Inc.); Gustave T. Dotoli - 500,000 options.

(2)	Unless otherwise indicated, the address of each beneficial owner is 587 Connecticut Ave., Norwalk, CT 06854.
(3)

As set forth in the Agreement and Plan of Merger, a copy of which is attached to this Proxy Statement as Exhibit A, the Company intends to issue an additional (i) 13,757,923 restricted shares of common stock to the shareholders of Wyndstorm, (ii) 779,287 additional restricted shares of common stock in connection with conversion of aggregate indebtedness of the Company in the aggregate amount of $4,296,609 indebtedness of the Company, (iii) 355,000 additional restricted shares in lieu of cash for legal, accounting and other services necessary to complete the Merger, (iv) 159,078 shares to Source for payment of fees, and (v) Wyndstorm intends to issue 673,583 additional shares to Source for payment of fees pursuant to its agreement with Source, so that at the closing of the Merger with Wyndstorm there will be 16,893,563 outstanding common shares owned by the Company’s shareholders, after giving effect to a twenty to one (20 to 1) Reverse Split of the Company’s common stock following the Merger. As part of the conversion of indebtedness, an affiliate of the Company, Microphase Corporation, will receive 762,845 shares of common stock.

(4)	Includes warrants to purchase 1,500,000 shares held by PacketPort, Inc.
(5)	Does not include 600,000 shares held by family members which Mr. Dotoli renounces beneficial ownership.

Principal Shareholders of Wyndstorm

The following table sets forth, as of December 7, 2007, certain information regarding the beneficial ownership of shares of its common stock: (a) by each director; (b) by each person who is known by it to beneficially own 5% or more of the outstanding shares of common stock; (c) by each of its executive officers named in the summary compensation table; and (d) by all of its executive officers and directors as a group.   Except as noted, each person has sole voting and investment power with Wyndstorm shares.

Name and Address of Beneficial Owner (1)	Common Stock, Options and Amount and Nature of Beneficial Ownership (2)	Percentage of Common Stock
Marian Sabety	3,322,716	44.23%
Lee Hamilton	1,107,572	14.74%
Lawrence McLernon (3)	381,275	5.08%
Thomas McKnight (4)	214,800	2.86%
Thomas Hudson (5)	195,060	2.60%
J. Pari Sabety (6)	775,300	10.32%

All executive officers and directors as a group (6 people)	5,996,723	79.83%

(1)

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock which such person has the right to acquire within 60 days of December 7, 2007.  For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnote to this table and pursuant to applicable community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power to all shares of Common Stock which they beneficially own.

(2)	Unless otherwise indicated, the address of each beneficial owner is 2236 Cathedral Avenue, Washington, DC 20008.
(3)	Includes warrants to purchase 311,225 shares.
(4)	Mr. McKnight is General Counsel, Secretary and Treasurer of Wyndstorm and is also the spouse of President, CEO and Director Marian Sabety.
(5)	Includes rights to 116,984 shares pursuant to a convertible note and warrants to purchase 78,076 shares.
(6)	J. Pari Sabety is the sister of President, CEO and Director Marian Sabety.

Directors, Executive Officers and Significant Employees

The names and ages of all directors and executive officers of the Company currently and post-Merger are as follows:

Current
Name and Age	Positions	Status
Ronald A. Durando-50	Chairman, President, CEO	To resign all positions post-merger
Gustave T. Dotoli -72	Director, Vice President and COO	To resign all positions post-merger
Post-Merger
Lawrence A. McLernon -69	Chairman	Commencing upon merger effectiveness
General Michael W. Hagee -63	Director	Commencing upon merger effectiveness
Thomas G. Hudson-61	Director	Commencing upon merger effectiveness
Marian F. Sabety-57	Director, President, CEO	Commencing upon merger effectiveness
Thomas Kerns McKnight-62	General Counsel, Treasurer, Secretary	Commencing upon merger effectiveness
Lee Hamilton -52	CTO	Commencing upon merger effectiveness

All Directors of the Company hold office until the next annual meeting of the shareholders and until successors have been elected and qualified. Executive Officers of the Company are appointed by the Board at meetings of the Company’s Directors and hold office until they resign or are removed from office.

The following is biographical information about each of the above persons:

Ronald A. Durando, Age 50.  Mr. Durando is a co-founder of mPhase Technologies, Inc., a small public technology company, and has served as its President and Chief Executive Officer since its inception in October 1996. Prior to joining mPhase Technologies, Inc., Mr. Durando was President and Chief Executive Officer of Nutley Securities, Inc., a registered broker-dealer. In addition, Mr. Durando is concurrently employed as an officer of Microphase Corporation, a leading developer of telecommunications technology. He is also Chairman of the Board of Janifast Limited, for operational and manufacturing companies in Hong Kong and China. On November 26, 1999, Mr. Durando became the Company’s Chairman, Chief Executive Officer and President.

Gustave T. Dotoli, Age 72.  Mr. Dotoli has served as the Chief Operating Officer of mPhase Technologies, Inc. since October 1996. Mr. Dotoli is also employed by Microphase Corporation. He is formerly the President and Chief Executive Officer of the following corporations: Imperial Electro-Plating, Inc., World Imports USA, Industrial Chemical Supply, Inc., SISCO Beverage, Inc. and Met Pack, Inc. Mr. Dotoli received a B.S. degree in Industrial Engineering from Fairleigh Dickinson University in 1959. On November 26, 1999, he was elected to the Board of Directors and became the Company’s Vice President, and Chief Operating Officer.

Lawrence A. McLernon, Age 69.  Mr. McLernon is the ex-Chairman of the grumbler-Bache Group, Ltd., and Founder, CEO, and Chairman of the Board of LiTel, now LCI International, a wholly-owned subsidiary of Qwest Communications.  He was the Founder and CEO of Extant, Inc., and CEO, Dynegy Global Communications(DYN).

General Michael W. Hagee, Age 63.  General Hagee is the former Commandant of the United States Marine Corps and member of the Joint Chiefs of Staff, Department of Defense.  He serves on the Board of Directors of IAP Worldwide Services, Remington Corporation (RACI), Bushmaster, and consults to Cerberus Capital Portfolio Company.

Thomas G. Hudson, Age 61.  Mr. Hudson is former Chairman and CEO of Computer Network Technology Corporation (CNT), acquired by McDATA.  He now serves on the Board of Directors of McDATA, Incentra, Plato Learning Software, Ciprico, and Lawson Software. Mr. Hudson was former Chairman of the Board and CEO of Capital Growth Systems, Inc., NASDAQ-listed.

Marian F. Sabety, Age 57.  Ms. Sabety is founder of Wyndstorm Corporation.  She has held executive positions with AT&T, Sprint, WorldCom, Gemini Consulting, American Management Systems, SAIC, and Stanford Research Institute. Her expertise is executive program management of large-scale, network and data warehouse-based systems integration for such clients as AT&T, Bell Atlantic, StorageTek, Sprint, Lucent, Extant Communications, Silicon Graphics, Verizon, American Hospital Association, and American Institute of Architects.  She served on the Board of Directors of Danet, Inc. Since 2001, she spearheaded a technology consulting firm, Flywheel Consulting Group. She holds a B.A. in Biology from Barnard College, Columbia University and holds an M.B.A. from University of Southern California.

Thomas Kerns McKnight, Age 62.   Mr. McKnight is formerly of Smith Barney, Gannett Co., Inc., The White House Office of Telecommunications Policy, and the FCC. He is a member of the bars of the District of Columbia, Maryland, New York, Ohio and Virginia. He was on the deployment team at Gannett for the launch of USA TODAY. He was Founder and CEO of Orion Satellite Corporation and taught entrepreneurship for six years at Columbia University’s Graduate Business School in New York. He is the author of “Will it Fly,” Prentice Hall, 2004, noted by Crains Communications as a top 10 “must read” for entrepreneurs. B.S. Miami University; J.D., the Ohio State University.

Lee Hamilton, Age 52.  Mr. Hamilton has over 20 years of experience launching new companies and major corporate initiatives based on leading edge Internet and wireless technologies. Lee was the Technology Director for the Telecommunications Group at Stanford Research Institute (SRI), leading projects to define the 21st century communication services strategy for major corporations like Metricom, Sprint PCS, Pfizer, and Verizon. B.A. University of Rhode Island, and M.A. University California.

Company’s Executive Compensation

2007 Summary Compensation Table

The following table sets forth the compensation for the years ended January 31, 2007, 2006 and 2005 paid to the Company’s Chief Executive Officer and the other named executive officers:

Name and Underlying Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Annual Compensation, Other Annual Compensation ($) (1)	Awards, Shares, Options
Ronald A. Durando, Chairman, CEO, President	2007	-	-	$100,000	-
	2006	-	-	$100,000	-
	2005	-	-	$100,000	-
Gustave T. Dotoli, Director, COO	2007	-	-	-	-
	2006	-	-	-	-
	2005	-	-	-	-

(1)   Columns entitled “Restricted Stock Award(s)”, “LTIP Payouts”, and “All Other Compensation” have been excluded because they are not applicable to any fiscal year covered by this table.

Wyndstorm’s Executive Compensation

2007 Summary Compensation Table

The following table sets forth the compensation for the year ending December 31, 2007 paid to Wyndstorm’s Chief Executive Officer and the other named executive officers and directors:

Name and Underlying Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Annual Compensation, Other Annual Compensation ($) (1)	Awards, Shares, Options
Marian Sabety, Director, President, CEO	2007	$120,000	-	$60,000	-
Lawrence McLernon, Chairman	2007	$60,000	-	-	-
Lee Hamilton, Sr. Vice President, CTO	2007	$90,000	-	-	-
Thomas Kerns McKnight, Secretary, Treasurer, General Counsel (2)	2007	$60,000	-	$60,000	-

(1)   Columns entitled “Restricted Stock Award(s)”, “LTIP Payouts”, and “All Other Compensation” have been excluded because they are not applicable to any fiscal year covered by this table.

(2)   Mr. McKnight’s compensation has been deferred.

No current Company officer or employee has an employment agreement with the Company. No employment agreements have been negotiated for the Wyndstorm employees.

Corporate Governance and Code of Ethics

Upon or shortly after consummation of the Merger, new management of the Company intends to adopt a Code of Ethics and Conduct to establish its commitment to good corporate governance.  Following the Merger, it is contemplated that two of the members of the Company’s initial Board of Directors will be “independent” directors as determined in accordance with applicable securities laws standards. However, new management is equally committed to identify qualified and experienced professionals to serve as independent directors and represent the majority of the members of the Board in the near future.

Board Committees

Audit Committee

New management intends that following the Merger, it shall adopt an Audit Committee Charter and that the Board shall serve as the Audit Committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002. Two of the four directors to serve following the closing of the Merger is “independent” as defined in Section10A-3(b)(1)(iv)(A) of the Securities Exchange Act. New management intends to identify qualified professionals as independent directors as members of its Audit Committee.

Compensation and Nominating Committees

New management intends to appoint such persons and form such committees as are required to meet the corporate governance requirements imposed by the national securities exchanges. Therefore, Wyndstorm intends that a majority of its directors will eventually be independent directors. Additionally, Wyndstorm’s board of directors is expected to appoint a nominating committee and a compensation committee, and to adopt charters relative to each such committee. Until further determination by the board of directors of Wyndstorm, the full board of directors will undertake the duties of the compensation committee and nominating committee.

The Proxy Procedure

Only shareholders of record as of January 17, 2008, are entitled to vote, in person or by proxy, to withhold their vote, or to revoke their vote, to the four (4) proposals contained in this Proxy Statement. Shareholders are entitled to one vote for each outstanding share of Common Stock held at the record date. As of the record date there were 22,107,520 issued and outstanding shares of Common Stock.

Proxy cards, once dated, signed, and delivered to the Company, will remain effective unless and until revoked by written notice of revocation dated, signed, and delivered to the Company at the address set forth below on or before February 12, 2008.

The Wyndstorm Acquisition (Proposal 1) and the four additional proposals (Proposals 2-5) will be approved if by February 19, 2008, the Company holds unrevoked written proxy votes of shareholders approving the Wyndstorm Acquisition (Proposal 1) and the four additional proposals (Proposals 2-5) from a majority of the outstanding shares of Common Stock at the Record Date.  Consequently, the withholding of proxy vote, abstentions and the failure to deliver a Proxy Card would all have the effect of a vote against approval of the Wyndstorm Acquisition and proposals 2-5 necessary as part of the consummation of the Wyndstorm Acquisition. Please also note that each of the proposals is conditioned upon the approval of the other proposals.  Thus, every proposal must be approved before any of the proposals become effective.  If a shareholder holds his shares in “street name” and fails to instruct his broker or nominee as to how to vote his shares, the broker or nominee may not, pursuant to applicable stock exchange rules, vote such shares and, accordingly, such shares will have the effect of a vote against the Wyndstorm Acquisition and Proposals 2-5 necessary to consummate the merger. Shareholders are requested to indicate approval of the Wyndstorm Acquisition and Proposals 2-5 by signing and dating the Proxy Card, checking each box on the Proxy Card FOR the approval of each of the Wyndstorm Acquisition and Proposals 2-5 and delivering the Proxy Card to the Company’s agent at the address set forth below.  Withholding of your Proxy vote to the Wyndstorm Acquisition or any of the Proposals 2-5, or abstention with to the approval of the Wyndstorm Acquisition or any of the Proposals 2-5, may be indicated by signing and dating the Proxy Card, checking the box which of the Proposals you are withholding your vote for or abstention and delivering the Proxy Card to the Company’s agent at the address set forth below.

A PROXY CARD WHICH HAS BEEN SIGNED, DATED AND DELIVERED TO THE COMPANY’S AGENT WITHOUT INDICATING APPROVAL, WITHHOLDING OF YOUR VOTE, OR ABSTENTION WILL CONSTITUTE A VOTE FOR THE WYNDSTORM ACQUISITION AND TO THE PROPOSALS.

Proxy Cards must be delivered to the following address:

Broadridge

51 Mercedes Way

Edgewood, NY 11717

Proxy Cards should be delivered to the Company’s agent as soon as possible. An addressed return envelope is enclosed for this purpose, which requires no postage if mailed in the United States. Proxy Cards and revocations of proxy votes will be deemed to have been received by the Company upon actual delivery at the above address.

Expense of the Proxy Solicitation

Wyndstorm will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional material furnished to shareholders. Brokerage firms and other custodians, nominees, and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of consents. The Company may, upon request, reimburse brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding solicitation materials to their principals.

Additional Information

The Company files reports and other information with the Securities and Exchange Commission. Copies of these documents may be obtained at the SEC’s public reference room in Washington, D.C. The Company’s SEC filings are also available from commercial document retrieval services or on the SEC’s web site at http://www.sec.gov. Shareholders may also request a copy of the Company’s financial reports filed with the SEC by contacting the Company’s Secretary in writing at 587 Connecticut Avenue, Norwalk, CT 06854 or by calling Martin Smiley, Special Counsel to the Company, at 203-866-6000.

By Order of the Board of Directors

Ronald A. Durando, President and CEO

January 21, 2008

Norwalk, Connecticut 06854

IMPORTANT

PLEASE COMPLETE, SIGN AND DATE YOUR WRITTEN PROXY AND PROMPTLY

RETURN IT IN THE ENCLOSED ENVELOPE

PROXY CARD OF THE SHAREHOLDERS

OF

PACKETPORT.COM, INC.

This proxy vote is solicited by the Board of Directors. When properly executed, this Proxy will be voted as designated by the undersigned. If this Proxy is signed, dated, and delivered with no designation by the undersigned, this Proxy will constitute the shareholder’s vote for the Wyndstorm Acquisition and proposals two through five necessary to complete the Wyndstorm Acquisition.

x PLEASE MARK AS IN THIS SAMPLE.

APPROVAL OF THE WYNDSTORM CORPORATION MERGER (THE WYNDSTORM ACQUISITION)

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

□ FOR	□ WITHHOLD	□ ABSTAIN

APPROVAL OF THE POST-MERGER TWENTY TO ONE (20 TO 1) REVERSE SPLIT OF THE COMPANY’S COMMON STOCK

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

□ FOR	□ WITHHOLD	□ ABSTAIN

(A) CONVERSION OF AN AGGREGATE AMOUNT OF $4,296,609 OF INDEBTEDNESS OF THE COMPANY INTO AN AGGREGATE OF 779,287 SHARES OF THE COMPANY’S COMMON STOCK AND (B) ISSUANCE AN AGGREGATE OF 355,000 SHARES OF COMMON STOCK TO CERTAIN PARTIES FOR SERVICES RENDERED TO THE COMPANY FOLLOWING THE MERGER AND REVERSE SPLIT .

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

□ FOR	□ WITHHOLD	□ ABSTAIN

ELECTION OF FOUR (4) NEW DIRECTORS TO REPLACE THE CURRENT BOARD OF DIRECTORS OF THE COMPANY UPON COMPLETION OF THE MERGER.

LAWRENCE A. MCLERNON, DIRECTOR AND CHAIRMAN OF THE BOARD

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

□ FOR	□ WITHHOLD	□ ABSTAIN

MICHAEL HAGEE, DIRECTOR

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

□ FOR	□ WITHHOLD	□ ABSTAIN

THOMAS G. HUDSON, DIRECTOR

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

□ FOR	□ WITHHOLD	□ ABSTAIN

MARIAN F. SABETY, DIRECTOR

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

□ FOR	□ WITHHOLD	□ ABSTAIN

APPOINTMENT OF DEMETRIUS & COMPANY, LLC, LOCATED IN WAYNE, NJ AS THE INPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2008

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

□ FOR	□ WITHHOLD	□ ABSTAIN

(Please sign and date below)
Dated:____________________, ________

Signature of Shareholder(s)

Signature of Shareholder(s)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

PACKETPORT.COM, INC.

PACKETPORT ACQUISITIONS, INC.

WYNDSTORM CORPORATION

Dated as of October 31, 2007

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”) is made and entered into as of October 31, 2007, by and among Packetport.com, a Nevada corporation (“Parent”); Packetport Acquisitions, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”) and Wyndstorm Corporation, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company have determined that the merger of Merger Sub with and into the Company, in the manner contemplated herein (the “Merger”), is desirable and in the best interests of their respective shareholders and, by resolutions duly adopted, have approved and adopted this Agreement; and

WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of these premises and their promises hereinafter set forth, the parties hereto agree as follows:

ARTICLE I
THE MERGER

1.1

The Merger

.  Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the “DGCL”), Merger Sub shall be merged with and into the Company at the Effective Time (as defined below).  As a result of the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue its existence under the laws of the State of Delaware as a wholly-owned subsidiary of Parent.  The Company, in its capacity as the corporation surviving the Merger, is hereinafter sometimes referred to as the “Surviving Corporation.”

1.2

Effective Time.

As promptly as practicable on the Closing Date (as defined below), the parties shall cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) a certificate of merger (the “Certificate of Merger”) in such form as is required by and executed in accordance with the DGCL.  The Merger shall become effective (the “Effective Time”) when the Certificate of Merger has been filed with the Delaware Secretary of State or at such later time as shall be agreed upon by Parent and the Company and specified in the Certificate of Merger.  Prior to the filing referred to in this Section 1.2, a Closing Date (the “Closing Date”) shall be held at the offices of Bingham McCutchen, 2020 K Street, NW., Washington, D.C. 20007, or such other place as the parties may agree upon, as soon as practicable (but in any event within ten (10) business days) following the date upon which all conditions set forth in Article VI that are capable of being satisfied prior to the Closing Date have been satisfied or waived, or at such other date as Parent and the Company may agree; provided that the conditions set forth in Article VI have been satisfied or waived at or prior to such date.  The date on which the Closing Date takes place is referred to herein as the “Closing Date.” For all purposes, the Closing Date shall be effective as of 11:59 p.m. on the Closing Date.

1.3

Effects of the Merger.

At and after the Effective Time, the separate existence of Merger Sub will cease, and the Company, as the Surviving Corporation and successor, shall succeed to all of the rights and property of Merger Sub and the Company, and shall be subject to all the debts and liabilities of Merger Sub and the Company except as otherwise expressly provided in reference to this Agreement.

1.4

Certificate of Incorporation and Bylaws.

The Certificate of Incorporation of the Surviving Corporation shall be amended in its entirety to contain the provisions set forth in the Certificate of Incorporation of Merger Sub, as in effect immediately prior to the Effective Time (the “Merger Sub Certificate”), and (b) the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time (the “Merger Sub Bylaws”), shall be the Bylaws of the Surviving Corporation; in each case, until amended in accordance with the DGCL.

ARTICLE II
CONVERSION OF SECURITIES

2.1

Merger Consideration; Conversion of Capital Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub or the Company or their respective shareholders, each share of the Company’s common stock (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted into, and shall represent the right to receive such number of shares of Parent Common Stock (as defined in Section 3.6)(such aggregate number of shares, the “Merger Consideration”) equaling 86% of the issued and outstanding shares of Parent Common Stock, computed on a fully diluted basis, taking into account any outstanding warrants, options or other rights with regard to Parent Common Stock.  The Merger Consideration shall be allocated and distributed as set forth on Schedule 1.

2.2

Conversion of Merger Sub Stock.  Each share of capital stock of Merger Sub outstanding at the Effective Time shall be converted into and become one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

2.3

Exchange of Certificates.

(a)

Exchange Procedures.

(i)

Promptly after the Closing Date, the Surviving Corporation shall send to all the Company shareholders (the “Shareholders”) a notice informing such Shareholders of the consummation of the Merger, instructing such Shareholders to deliver duly endorsed stock certificates to the Surviving Corporation within the twenty (20) day period following the date of such notice (the “Delivery Period”).  In exchange for such delivery of the stock certificates, such Shareholder shall receive, as soon as practicable after the end of the Delivery Period, stock certificates in Parent.

(ii)

If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such person of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against it with respect to such Certificate, Parent  will deliver in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration, payable at Closing Date, with respect to the shares of the Company Capital Stock that were represented by such Certificate, as provided in this Article II.

(b)

No Further Ownership Rights in the Company Common Stock.  All Merger Consideration issued and/or paid and any cash payments in lieu of fractional shares upon surrender of Certificates (or affidavits) in accordance with the terms hereof shall be deemed to have been issued and/or paid in full satisfaction of all rights pertaining to such shares of the Company Common Stock represented thereby, and, as of the Closing Date, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers on the stock transfer books of the Company of shares of the Company Common Stock outstanding immediately prior to the Effective Time.  If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Section 2.4.

(c)

Restrictive Legend.  Each certificate evidencing shares of Parent Common Stock issued pursuant to this Agreement shall bear the following legend in conspicuous type:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS.  THE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

In order to induce the Company to enter into this Agreement, Parent and Merger Sub, jointly and severally, hereby represent and warrant to the Company that the statements contained in this Article III are true, correct and complete, except as otherwise expressly set forth in this Article III as of the date hereof and as of the Closing Date unless another date is expressly stated below or except as otherwise set forth in the Parent Disclosure Schedule attached to this Agreement.

3.1

Organization and Standing.

(a)

Each of Parent, Merger Sub and each other subsidiary of Parent is or prior to Closing Date shall be a corporation duly organized, validly existing and, where applicable, in good standing under the laws of its state of incorporation with corporate power and authority to own, lease, use and operate its properties and to conduct its business as and where now owned, leased, used, operated and conducted.

(b)

Each of Parent, Merger Sub and each other subsidiary of Parent is or prior to Closing Date shall be duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the property it owns, leases or operates, requires it to so qualify, except where failure to be so qualified would not have a Material Adverse Effect.  Parent is not in default in the performance, observance or fulfillment of any provision of the Articles of Incorporation of the Parent, as amended (the “Parent Articles”), or the bylaws of the Parent, as amended, as in effect on the date hereof (the “Parent Bylaws”), and Merger Sub and each other subsidiary of Parent is not in default in the performance, observance or fulfillment of any provisions of its Certificate of Incorporation or Bylaws.

3.2

Corporate Power and Authority.

Each of Parent and Merger Sub has all requisite corporate power and authority to enter into and deliver this Agreement to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Parent and Merger Sub has been duly authorized by all necessary corporate action on the part of each of Parent and Merger Sub, other than as provided in Section 3.8.  This Agreement has been duly executed and delivered by each of Parent and Merger Sub and shall constitute the legal, valid and binding obligation of each of Parent and Merger Sub enforceable against each of them in accordance with its terms, except to the extent that such enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

3.3

Conflicts; Consents and Approvals

.  Neither the execution and delivery of this Agreement by Parent and Merger Sub nor the consummation of the transactions contemplated hereby will:

(a)

conflict with, or result in a breach of any provision of, the Parent Articles or the Parent Bylaws, the Merger Sub Certificate or the Merger Sub Bylaws or the governing documents of any other subsidiary of Parent;

(b)

materially violate, or conflict with, or result in a material breach of any provision of, or constitute a material default (or an event that, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any party (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, modify or call a material default under, or result in the creation of any material Encumbrance (as defined below) upon any of the properties or assets of Parent or any of its subsidiaries under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which Parent or any of its subsidiaries is a party (for purposes of this Agreement, “Encumbrance” means any charge, claim, mortgage, servitude, easement, right of way, equitable interest, lease or other possessory interest, conditional sale or other title retention arrangement, lien, pledge, security interest, preference, priority, right of first refusal or similar restriction);

(c)

materially violate any (i) order, writ, injunction, decree, statute, ruling, assessment, or arbitration or award of any governmental authority or (ii) applicable laws relating to Parent or any of its subsidiaries or their respective properties or assets; or

(d)

require any action or consent or approval of, or review by, or registration or filing by Parent or any of its affiliates with, any third party or any governmental authority, other than (i) registrations or other actions required under federal and state securities laws or the rules and regulations of the national securities exchange or national securities quotation system on which the Parent Common Stock is then listed, and (ii) the filing of the Certificate of Merger with the Delaware Secretary of State.

3.4

Actions.

There are no Actions pending or, to the knowledge of Parent, threatened against Parent or Merger Sub, including any Action which questions the validity of this Agreement or the Merger or any action taken or to be taken pursuant hereto or pursuant to the Merger, or relating to its method of doing business or its relationship with past or existing users or purchasers of any goods or services, and there is no outstanding order, writ, injunction or decree of any governmental authority against Parent or Merger Sub.  With regard to the SEC Investigations (as defined and disclosed in the Parent Disclosure Schedule), Parent has no liability to the SEC and the directors and management have no liability to the SEC in excess of $275,000 in the aggregate.  For purposes of this Agreement, “Action” means any action, arbitration, audit, examination, suit, proceeding, hearing or litigation, whether formal or informal, and whether public or private, commenced, brought, conducted or heard by or before any court or governmental authority.

3.5

Financial Ability

.  At the Effective Time, Parent will have a sufficient number of shares of Parent Common Stock authorized to pay the Merger Consideration.

3.6

Capitalization of Parent. (a) The authorized capital stock of Parent consists of 149,000,000 common shares (the “Parent Common Stock”).  At the date of this Agreement, (i) 22,107,520 shares of Parent Common Stock are issued and outstanding, (ii) 3,750,000 shares of Parent Common Stock are reserved for issuance upon the exercise or conversion of options, warrants or convertible securities granted or issuable by Parent, including pursuant to Parent’s stock option and stock purchase plans.   Each outstanding share of Parent Common Stock is duly authorized and validly issued, fully paid and nonassessable and has not been issued in violation of any preemptive or similar rights.  The issuance and sale of all of the shares of Parent Common Stock described in this Section 3.6 have been in compliance in all material respects with applicable federal and state securities laws.

(b)

As of the date hereof, other than as set forth in clause (a) above, there are no outstanding subscriptions, options, warrants, puts, calls, agreements, understandings, claims or other commitments or rights of any type relating to the issuance, sale, repurchase or transfer by Parent of any securities of Parent, nor are there outstanding any securities which are convertible into or exchangeable for any shares of Parent Common Stock, and Parent has no obligation of any kind to issue any additional securities or to pay for or repurchase any securities of Parent or any predecessor.

(c)

The shares of Parent Common Stock to be issued at the Effective Time have been duly authorized and will, at the Effective Time, be fully paid and nonassessable and issued in reliance on exceptions from the registration and qualification requirements of federal and state securities laws.

(d)

The transactions contemplated by this Agreement, including without limitation, the issuance of Parent Common Stock and the ownership of the Parent Common Stock by the  Shareholders, will not create any obligation by Parent to sell or otherwise issue any shares of Parent Common Stock or any other securities, or otherwise cause the application of, any control share acquisition, shareholder approval requirement (other than the Parent Shareholder Approval), poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Parent Articles or the laws of the state of its incorporation or other applicable law.

(e)

Prior to Closing Date, Parent Common Stock shall have been reverse split within a range between 1:20 so as to provide this transaction with between 8,000,000 and 12,000,000 shares of Parent Common Stock for consideration.

3.7

Brokerage and Finders’ Fees.

Neither Parent nor any shareholder, director, officer or employee thereof has incurred or will incur on behalf of Parent or any of its affiliates, any brokerage, finders’ or similar fee in connection with the transactions contemplated by this Agreement, other than to Source Capital Group, 276 Post Road West, Westport, CT 06880.

3.8

Board Recommendation; Required Vote.

The Board of Directors of Parent, at a meeting duly called and held, has by the requisite vote of those directors present and constituting a quorum of the directors then in office (a) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to and in the best interests of Parent and its shareholders, and (b) has recommended that the shareholders of Parent vote for approval of the issuance of Parent Common Stock.  The affirmative vote of a majority of the total votes cast by the holders of Parent Common Stock, in favor of the issuance of Parent Common Stock, if any, is the only vote of the Parent shareholders necessary to approve the issuance of the consummation of the Merger and the authorization, issuance and payment of the Merger Consideration.

3.9

Parent SEC Documents.  (a) Parent has timely filed with the U.S. Securities and Exchange Commission (the “Commission”) all forms, reports, schedules, statements and other documents (including exhibits and other information incorporated therein) required to be filed by it since July 1, 2004 under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (such documents, as supplemented and amended since the time of filing, collectively, the “Parent SEC Documents”).  No subsidiary of Parent is required to file any form, report, registration statement, prospectus or other document with the Commission.

(b)

The Parent SEC Documents, including any financial statements or schedules included in the Parent SEC Documents, at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively and, in the case of any Parent SEC Document amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filing): (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be.

(c)

The financial statements of Parent (including the related notes) included in the Parent SEC Documents at the time filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively, and, in the case of any Parent SEC Document amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filing) complied in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q or Form 10-QSB of the Commission), and fairly present (subject, in the case of unaudited statements, to normal, recurring audit adjustments not material in amount) in all material respects the consolidated financial position of Parent and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

3.10

Specific Matters

Parent represents and warrants that, as of the Closing Date, there is no liability to the Company or Parent regarding any of the following matters:

(a)

any matter relating to any creditor or successor in interest who trades under the name of Themis or similar related name;

(b)

any matter relating to any creditor or successor in interest who trades under the name of NewChip or similar related name;

(c)

any matter relating to any creditor or successor in interest who trades under the name of GKLZ or similar related name;

(d)

any matter relating to any creditor or successor in interest who trades under the name of Portellis or similar related name; or

(e)

any matter relating to any creditor or successor in interest who trades under the name of Transcom or similar related name.

3.11

Undisclosed Liabilities

.  As of the Closing Date, neither Parent nor Merger Sub has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) other than (a) accrued liabilities disclosed on Parent’s consolidated financial statements, or in the notes thereto, not to exceed $80,000 with respect to Ronald A. Durando and $150,000 with respect to any other parties, each incurred prior to January 31, 2007, (b) additional liabilities not to exceed $50,000 incurred from January 31, 2007 through the Closing Date, each as set forth in the Parent Disclosure Schedule.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

In order to induce Parent to enter into this Agreement, the Company hereby represents and warrants to Parent and Merger Sub that the statements contained in this Agreement are true, correct and complete, except as otherwise expressly set forth herein, as of the date hereof and as of the Closing Date unless another date is expressly stated below or as otherwise set forth in the Company Disclosure Schedule attached to this Agreement.

4.1

Organization and Standing.

(a)

Upon execution of this Agreement, the Company shall be a corporation duly organized and validly existing under the laws of the State of Delaware with full corporate power and authority to own, lease, use and operate its properties and to conduct its business as and where now owned, leased, used, operated and conducted.

(b)

Prior to Closing Date, the Company shall be duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the property it owns, leases, uses, or operates requires it to so qualify, except where failure to be so qualified would not have a Material Adverse Effect.  The Company is not in default in the performance, observance or fulfillment of any provision of its Certificate of Incorporation (the “Company Certificate”) or its Bylaws (the “Company Bylaws”), as in effect on the date hereof.  Prior to Closing Date, the Company will have furnished to Parent complete and correct copies of the Company Certificate and the  Company Bylaws, each as in effect prior to Closing Date.  Listed in Section 4.1 of the Company Disclosure Schedule is each jurisdiction in which the Company will be qualified or licensed to do business.  The Company will be in good standing in each applicable jurisdiction prior to the date of Closing Date.

4.2

Subsidiaries

.  The Company does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.  The Company is not subject to any obligation or requirement to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any person.

4.3

Corporate Power and Authority.

The Company has all requisite corporate power and authority to enter into and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Company have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

4.4

Capitalization of the Company.

(a)

The authorized capital stock of the Company shall consist of 100,000 shares of Company Common Stock.  At the date of this Agreement, no shares of the Company Common Stock are issued and outstanding.  As of the Closing Date, adequate shares of the Company Common Stock shall be issued and outstanding, and each outstanding share of the Company Common Stock shall be duly authorized and validly issued, fully paid and nonassessable, and will not have been issued in violation of any preemptive or similar rights.  The issuance and sale of all of the shares of the Company Common Stock described in this Section 4.4 will be in compliance in all material respects with applicable federal and state securities laws.

(b)

As of the date hereof, other than as set forth in  the Company Disclosure Schedule, there are no outstanding subscriptions, options, warrants, puts, calls, agreements, understandings, claims or other commitments or rights of any type relating to the issuance, sale, repurchase or transfer by the Company of any securities of the Company, nor are there outstanding any securities which are convertible into or exchangeable for any shares of the Company Common Stock, and the Company has no obligation of any kind to issue any additional securities or to pay for or repurchase any securities of Set forth in Section 4.4 of the Company Disclosure Schedule is an accurate and complete list of the names of all holders of the Company Common Stock, and the number and class of shares held by each such Shareholder.  Set forth in Section 4.4 of the Company Disclosure Schedule is an accurate and complete list of the names of all holders of options, warrants or convertible instruments to purchase the Company Capital Stock, the number of shares issuable to each such holder upon exercise of such option or warrant, and the exercise price and vesting schedule with respect thereto.

4.5

Conflicts; Consents and Approvals

.  Except as set forth on Section 4.5 of the  Company Disclosure Schedule, neither the execution and delivery of this Agreement by the Company, nor the consummation of the transactions contemplated hereby, will:

(a)

conflict with, or result in a breach of any provision of, the Company Certificate or the Company Bylaws;

(b)

materially violate or conflict with, or result in a material breach of any provision of, or constitute a material default (or an event that, with the giving of notice, the passage of time or otherwise, would constitute a default) under, or entitle any party (with the giving of notice, the passage of time or otherwise) to terminate, accelerate, modify or call a default under, or result in the creation of any material Encumbrance upon any of the properties or assets of the Company under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, contract, undertaking, agreement, lease or other instrument or obligation to which the Company is a party, including without limitation, any contract

(c)

materially violate any (i) order, writ, injunction, decree, ruling, assessment, arbitration, or award of any governmental authority or arbitrator or (ii) applicable laws relating to the Company or any of its properties or assets; or

(d)

require any action or consent or approval of, or review by, or registration or filing by the Company or any of its affiliates with, any third party or any governmental authority, other than (i) registrations or other actions required under federal and state securities laws and (ii) the filing of the Certificate of Merger with the Delaware Secretary of State.

4.6

Brokerage and Finders’ Fees

  Neither the Company nor any shareholder, director, officer or employee thereof has incurred or will incur on behalf of the Company any brokerage, finders’ or similar fee in connection with the transactions contemplated by this Agreement other than to Source Capital Group, 276 Post Road West, Westport, CT 06880 and to the Chairman, Richard T. Liebhaber. These obligations shall be fully resolved prior to Closing Date and will not be borne by Parent.

4.7

Financial Statements.

Attached to the Company Disclosure Schedule, as previously delivered to Parent, are complete and correct copies of the income statement and balance sheet of Company (collectively, the “Company Financial Statements”).  The Company Financial Statements (including the related notes) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present (subject, in the case of unaudited statements, to normal, recurring audit adjustments not material in amount and to the absence of footnotes) in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

4.8

Actions.

 There are no material Actions pending or, to the knowledge of the Company, threatened against the Company, including any Action which questions the validity of this Agreement or the Merger or any action taken or to be taken pursuant hereto or pursuant to the Merger, or relating to its method of doing business or its relationship with users or purchasers of any goods or services, and there is no outstanding order, writ, injunction or decree of any governmental authority against the Company.

4.9

Undisclosed Liabilities

.  By the time of Closing Date, the Company will have no liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that, individually or in the aggregate other than (a) liabilities disclosed to Parent in the Company Financial Statements, (b) liabilities contemplated by this Agreement and/or set forth in the Company Disclosure Schedule, and (c) liabilities incurred or accrued after the date hereof in the ordinary course of business consistent with past practice and not prohibited by this Agreement.

ARTICLE V
COVENANTS OF THE PARTIES

5.1

Mutual Covenants.

(a)

Reasonable Efforts; Notification.  Each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including (A) the obtaining of all other necessary actions or nonactions, waivers, consents, licenses, permits, authorizations, orders and approvals from governmental authorities and the making of all other necessary registrations and filings (including other filings with governmental authorities, if any), (B) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement.  Notwithstanding anything to the contrary in this Agreement, neither party shall be required to waive any of the conditions of the Merger set forth in Article VI as they apply to such party.

(b)

Public Announcements.  The initial press release concerning the Merger and the transactions contemplated hereby shall be a joint press release and shall be issued upon the mutual agreement of the parties, on or after the date of this Agreement.  Parent and the Company shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any other press release or public statements with respect to the transactions contemplated by this Agreement, including the Merger, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable law, court process or by obligations pursuant to any listing agreement of Parent with any national securities exchange or national securities quotation system.  In addition to the foregoing, neither Parent nor the Company shall issue any press release or otherwise make any public statement or disclosure concerning non-public information relating to the other party’s business, financial condition or results of operations without the consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed, or except as required by Applicable Law.

(c)

Information Access.  During the period between the execution of this Agreement and Closing Date, Parent and the Company will provide each other to reasonable access to all books and records of each other for inspection.

5.2

Covenants of Parent.

(a)

Parent shall duly call, give notice of, convene and hold a special or annual meeting of Parent shareholders (the “Parent Shareholders Meeting”) as soon as reasonably practicable to seek the Parent Shareholder Approval (as defined herein).  In connection with the Parent Shareholders Meeting, the Board of Directors of Parent shall recommend that the shareholders of Parent vote in favor of the Parent Shareholder Approval.  For purposes of the foregoing, “Parent Shareholder Approval” shall mean obtaining the approval of the Parent shareholders: (A) to consummate the Merger; (B) to authorize, issue and pay the Merger Consideration; (C) to carry out all other obligations of the Parent and/or Merger Sub pursuant to this Agreement; (D) to amend the Parent Articles and Parent Bylaws as reasonably necessary to effect the Merger and carry out the provisions of this Agreement and as requested by the Company; and (E) to elect to the Board of Directors those persons designated by the Company.

(b)

In connection with the foregoing, Parent shall within thirty (30) days after execution of this Agreement prepare and file with the Commission a preliminary proxy statement relating to the Parent Shareholder Approval necessary for the issuance of the Merger Consideration  and consummation of the Merger (as amended or supplemented from time to time, the “Proxy Statement”).  Each of Parent and the Surviving Corporation shall furnish all information that is required to be included in the Proxy Statement in connection with the Parent Shareholder Approval contemplated by this Agreement.  To the extent any information specifically regarding the Company or any of its shareholders is required to be included in such Proxy Statement, the Company shall furnish such information.  Each of Parent and the Surviving Corporation shall use its commercially reasonable efforts to respond as promptly as practicable to any comments of the Commission with respect to the Proxy Statement, and Parent shall use its commercially reasonable efforts to cause the definitive Proxy Statement to be mailed to Parent’s shareholders as promptly as reasonably practicable after the Commission clears the Proxy Statement.  Parent shall promptly notify the Company upon the receipt of any comments from the Commission or its staff or any request from the Commission or its staff for amendments or supplements to the Proxy Statement and shall provide the Company with copies of all correspondence between it and its representatives, on the one hand, and the Commission and its staff, on the other hand, relating to the Proxy Statement.  If at any time, any information relating to Parent, Merger Sub or the Surviving Corporation or any of their respective affiliates, officers or directors, should be discovered by Parent or the Surviving Corporation which should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, Parent shall promptly notify the Company, and an appropriate amendment or supplement describing such information shall be filed with the Commission and, to the extent required by applicable law, disseminated to the shareholders of Parent.  Notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto), Parent shall provide the Company a reasonable opportunity to review and comment on the Proxy Statement and shall include in the Proxy Statement comments reasonably and promptly proposed by the Company.

(c)

The Proxy Statement filed by Parent will comply as to form in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.  Parent hereby covenants and agrees that none of the information included or incorporated by reference in the Proxy Statement furnished by Parent will, in the case of the Proxy Statement, at the date it is first mailed to Parent’s shareholders or at the time of the Parent Shareholders Meeting or at the time of any amendment or supplement thereof, or at the date it is first filed with the Commission, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

5.3

Covenants of Company, Parent and Merger Sub.

(a) Conduct of the Company’s Operations.  During the period from the date of this Agreement to the Closing Date, the Company shall conduct its operations in the ordinary course of business consistent with past practice, except as expressly contemplated by this Agreement, and shall use its commercially reasonable efforts to maintain and preserve its business organization by this Agreement.

(b)

Conduct of the Parent and Merger Sub.  During the period from the date of this Agreement to the Closing Date, neither Parent nor Merger Sub will engage in any business activity of any kind, acquire or dispose of any assets, incur any liabilities or obligations of any kind or enter into any binding agreements of any kind.

(c)

No Solicitation.  Until the consummation of the Merger or the termination of this Agreement, neither the Company nor Parent will participate in any negotiations with or enter into any agreement with any third party relating to a merger, sale of assets (outside the ordinary course of business) or other reorganization of either the Company or Parent.

(d)

Releases. On or prior to the Closing Date (i) Parent will have obtained releases, in a form acceptable to the Company (the “Releases”), from each of Ronald Durando and Microphase Corporation (the “Releasing Parties”), pursuant to which the Releasing Parties, on their behalf and on behalf of all of their successors, heirs, and assigns, fully and unconditionally release and discharge Parent, Merger Sub and their respective successors, heirs, and assigns (including the Company and its shareholders), and their respective subsidiaries, affiliates, officers, directors, agents, representatives, employees and attorneys from any and all claims, demands, actions, agreements, suits, causes of action, obligations, controversies, debts, costs, attorneys’ fees, expenses, damages, judgments, orders and liabilities of whatever kind or nature that Releasing Parties may have against any of the foregoing; and (ii) Parent will have obtained releases or acknowledgements of terminations of agreements, in a form acceptable to the Company, for those matters (the “Additional Released Matters”) set forth in the Parent Disclosure Schedule.  Notwithstanding the foregoing, the parties hereto agree that the Release for Ronald A. Durando shall not apply to the $80,000 due to him as set forth in Section 3.11 and the Parent Disclosure Schedule.

(e)

S-1 Registration Statement.  The Company covenants that it shall include any restricted shares of Microphase, Packetport Inc. and Ronald A. Durando on the next S-1 registration statement filed by the Parent subsequent to the expiration of any lock-up period set forth in the lockup agreements required by Section 6.2(i).

ARTICLE VI

CONDITIONS

6.1

Conditions to the Obligations of Each Party.

The obligations of Parent, Merger Sub, and the Company to consummate the Merger shall be subject to the satisfaction or waiver of the following conditions:

(a)

No provision of any applicable law or regulation and no judgment, injunction, order, decree, ruling, assessment or arbitration award of any governmental authority or arbitrator shall prohibit or enjoin the consummation of the Merger or the transactions contemplated by this Agreement.

(b)

There shall not be pending any Action challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement.

6.2

Conditions to Obligations of the Company.

The obligations of the Company to consummate the Merger and the other transactions contemplated hereby shall be subject to the fulfillment of the following conditions unless waived by the Company:

(a)

Each of the representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct in all material respects, in each case on the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties made as of some other specified date, in which case as of such specified date).

(b)

Each of Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Effective Time.

(c)

Each of Parent and Merger Sub shall have furnished the Company with a certificate dated the Closing Date signed on behalf of it by the Chairman, President or any Vice President to the effect that the conditions set forth in Sections 6.2(a) and (b) have been satisfied.

(d)

Parent Shareholder Approval shall have been obtained and the Parent Articles and Parent Bylaws shall have been amended in a manner satisfactory to the Company.

(e)

Parent shall have furnished the Company with a certificate dated the Closing Date signed on behalf of it by the Secretary of Parent certifying the attached copies of (i) Parent’s Board resolutions authorizing the transactions contemplated hereby and recommending the Parent Shareholder Approval, (ii) the Parent Articles, and (iii) the Parent Bylaws.

(f)

Since the date of this Agreement, there shall not have been any Material Adverse Effect on Parent.

(g)

All of the members of the board of directors of Parent and officers thereof shall have resigned from the Parent and executed releases in a form satisfactory to the Company.

(h)

The Releases and the Additional Released Matters shall have been obtained in a form acceptable to the Company.

(i)

Ronald A. Durando, Packetport, Inc., and Microphase Corporation shall deliver to the Company lock-up agreements relating to the options, warrants and shares (collectively, the “Equity”) that they own or to which they are entitled, which agreements are customary for the types of transactions contemplated hereby and that are reasonably acceptable to each such party.  The lock-up agreement for Microphase shall contain provisions (1) preventing Microphase from selling any such Equity within the first six months following the Closing Date, (2) allowing Microphase to sell up to fifty percent (50%) of such Equity between the sixth and twelfth months following the Closing Date and (3) allowing Microphase to sell any or all of such Equity after the one-year anniversary of the Closing Date.  The lock-up agreement for Ronald A. Durando and Packetport, Inc. shall contain provisions (1) allowing such parties to collectively sell no more than 50,000 shares relating to such Equity per month for the first, second and third months following the Closing Date, and (2) allowing such parties to collectively sell no more than 150,000 shares each month for the remainder of the first year following the Closing Date and (3) allowing such parties to sell any or all of such Equity after the one-year anniversary of the Closing Date; provided, that, any such sales are made in accordance with applicable securities laws.

6.3

Conditions to Obligations of Parent and Merger Sub.

The obligations of Parent and Merger Sub to consummate the Merger and the other transactions contemplated hereby shall be subject to the fulfillment of the following conditions unless waived by Parent:

(a)

Each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects, in each case, on the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties made as of some other specified date, in which case, as of such specified date).

(b)

The Company shall have performed or complied in all material respects with all agreements and covenants required to be performed by each of them under this Agreement at or prior to the Effective Time.

(c)

The Company shall have furnished Parent with an officer’s certificate dated the Closing Date to the effect that the conditions set forth in Sections 6.3(a) and (b) have been satisfied.

(d)

The Company shall have furnished Parent with a certificate dated the Closing Date signed on behalf of them by the Secretary of the Company certifying the attached copies of (i) the Company’s Board and shareholder resolutions authorizing the transactions contemplated hereby, (ii) the  Company Certificate, certified by the Delaware Secretary of State, and (iii) the Company Bylaws.

(e)

Since the date of this Agreement, there shall not have been any Material Adverse Effect on the Company.

(f)

Regarding the application of and need for amendments because of Nevada corporate law, this Agreement shall be reviewed and approved by existing Nevada counsel to the Parent, which review shall occur within four (4) business days of the execution of this Agreement and which approval shall not be unreasonably withheld.

ARTICLE VII
TERMINATION AND AMENDMENT

7.1

Termination.

This Agreement may be terminated and the Merger may be abandoned prior to the Effective Time:

(a)

by mutual written consent of Parent, Merger Sub and the Company;

(b)

by Parent or the Company:

(i)

if there shall be any law or regulation that makes consummation of the Merger illegal or otherwise prohibited, or if any judgment, injunction, order or decree of a court or other competent governmental authority enjoining Parent or the Shareholders from consummating the Merger shall have been entered and such judgment, injunction, order or decree shall have become final and nonappealable; provided, however, that the party seeking to terminate this Agreement pursuant to this Section 7.1(b)(i) shall have used commercially reasonable efforts to prevent the entry of and to remove such impediment to the Merger; or

(ii)

if the Merger shall not have been consummated before November 30, 2007; provided, however, that the right to terminate this Agreement under this Section 7.1(b)(ii) shall not be available to any party whose failure to perform any material covenant or obligation under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date.

(c)

by Parent if the Company has breached any of its representations and warranties in Article IV of this Agreement and as a result thereof, the condition set forth in Section 6.3(a) could not be satisfied;

(d)

by Parent if there has been a Material Adverse Effect with respect to the Company;

(e)

by the Company if Parent and Merger Sub shall have breached any of their representations and warranties in Article III of this Agreement and as a result thereof, the condition set forth in Section 6.2(a) could not be satisfied; or

(f)

by the Company if there has been a Material Adverse Effect with respect to Parent.

7.2

Effect of Termination.

In the event of the termination of this Agreement pursuant to Section 7.1, this Agreement shall become void and have no effect, without any liability on the part of any party or such party’s directors, officers or shareholders.  Notwithstanding the foregoing, nothing in this Section 7.2 shall relieve any party to this Agreement of liability for a breach of any provision of this Agreement.

ARTICLE VIII
MISCELLANEOUS

8.1

Notices.

All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by facsimile (with written confirmation of successful delivery) or dispatched by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice from such party to the other parties hereto):

(a)

if to Parent or Merger Sub:

PacketPort.com, Inc.
587 Connecticut Avenue
Norwalk, CT 06854
Attention:  Ronald A. Durando
Facsimile:  (973) 256-9387

(b)

if to the Company:

Wyndstorm Corporation

2236 Cathedral Avenue

Washington, DC  20008

Attention:  Marian Sabety

Facsimile:  (202) 318-0887

with a copy to:

Bingham McCutchen LLP
2020 K Street, NW
Washington, DC  20006
Attention:  John J. Klusaritz, Esq.
Facsimile:  (202) 373-6001

8.2

Interpretation.

(a)

When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated.  The headings, the table of contents and the index of defined terms contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b)

For the purposes of any provision of this Agreement, a “Material Adverse Effect” with respect to any party shall be deemed to occur if any event, change or effect occurs which has or could be reasonably expected to have a material adverse effect on the business, assets (including intangible assets), liabilities (contingent or otherwise), results of operations, or financial condition of such party taken as a whole, or a material adverse effect on the ability of such party to timely perform its obligations under this Agreement and the other transaction documents contemplated hereby.

8.3

Entire Agreement.

This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement among the parties and supersedes all prior agreements and understandings by or among the parties, written and oral, with respect to the subject matter hereof and thereof; provided, however, that the confidentiality agreement between Parent and the Company shall survive, and shall also survive any termination of this Agreement.

8.4

Third-Party Beneficiaries.

Nothing in this Agreement, express or implied, is intended or shall be construed to create any third-party beneficiaries.

8.5

Governing Law; Venue.

(a)

This Agreement (including any claim or controversy arising out of or relating to this Agreement) shall be governed by the laws of the state of Delaware without regard to conflict of law principles that would result in the application of any law other than the law of the state of Delaware, and any action arising out of or relating to this Agreement or the Merger shall be brought only in the appropriate federal or state court in Delaware.  Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)

Each of the parties hereto irrevocably consents to the service of any summons and complaint and any other process in any other action or proceeding relating to this Agreement, on behalf of itself or its property, by the personal delivery of copies of such process to such party.  Nothing in this Section 8.5 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

8.6

Specific Performance.

The transactions contemplated by this Agreement are unique.  Accordingly, each of the parties acknowledges and agrees that, in addition to all other remedies to which it may be entitled, each of the parties hereto is entitled to a decree of specific performance; provided such party is not in material default hereunder.  The party prevailing in any proceeding seeking such a decree shall be entitled to payment of all reasonable legal fees and expenses by the non-prevailing party.

8.7

Assignment.

Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties.  Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

8.8

Expenses and Transfer Taxes.

All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

8.9

Severability.

The invalidity or unenforceability in whole or in part of any covenant, promise or undertaking, or any section, subsection, sentence, clause, phrase, word, or any of the provisions of this Agreement will not affect the validity or enforceability of the remaining portions of this Agreement.  If for any reason, any provision is determined to be invalid or in conflict with any existing, or future law or regulation by a court or agency having valid jurisdiction, such will not impair the operation or have any other effect upon such other provisions of this Agreement as may remain otherwise valid, and the latter will continue to be given full force and effect and bind the parties hereto.

8.10

Amendment.

This Agreement may be amended only by an agreement in writing executed by Parent, Merger Sub and the Company.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

8.11

Arbitration.

Until the Closing, at which time this clause will automatically extinguish, all claims, disputes and other matters in question arising out of, or relating to this Agreement or the performance thereof, including but not limited to questions as to whether a matter is governed by this arbitration clause, shall be subject to arbitration if good faith negotiations among the parties do not resolve such claim, dispute or other matter within 10 days.  Such arbitration shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association then pertaining  (the “Rules”), insofar as such Rules are not  inconsistent with the provisions expressly set forth in this Agreement, unless the parties mutually agree otherwise, and pursuant to the following procedures:

(a)  Reasonable discovery shall be allowed in arbitration.

(b)  All proceedings before the arbitrators shall be held in the Commonwealth of Virginia.

(c)  The costs and fees of the arbitration, including attorneys fees, shall be allocated by the arbitrators.

(d)  The award rendered by the arbitrators shall become a final judgment and may be entered in  accordance with applicable law and in any court of  competent jurisdiction thereof.

(e)  The existence and resolution of the arbitrators shall be kept confidential by the parties in the same  manner that other matter is kept confidential pursuant to this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have signed this Agreement and Plan of Merger as of the date first written above.

Parent

By: /Ronald A. Durando/
Name: Ronald A. Durando
Title: Chief Executive Officer and President

Merger Sub

By: /Ronald A. Durando/
Name: Ronald A. Durando
Title: President

THE COMPANY

By: /Marian Sabety/
Name: Marian Sabety
Title: President and CEO

EXHIBIT B

CERTIFICATE OF INCORPORATION OF WYNDSTORM CORPORATION

The undersigned, desiring to organize a corporation (the "Corporation") pursuant to the Delaware General Corporation Law, Title 8 of the Delaware Code, as amended, ("DGCL") hereby states as follows:

1 .

N A M E

The name of the Corporation is Wyndstorm Corporation.

2.

INITIAL REGISTERED OFFICE AND AGENT

The initial registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the corporation's registered agent at such address is THE CORPORATION TRUST COMPANY.

3.

PURPOSE

The purpose of this Corporation is to engage in any lawful business.

4.

SHARES

The number of shares that the Corporation is authorized to issue is one hundred thousand (100,000) common shares, all of one class, par value $0.001 per share.

5. INCORPORATOR

The name and address of the incorporator is as follows:

John A. Knab
Garvey Schubert Barer
1000 Potomac Street, N.W. Fifth Floor Washington, D.C. 20007

6.

INITIAL DIRECTOR

The name and mailing address of each person who is to serve as a director until the first annual meeting of stockholders or until his or her successor is elected and qualified is as follows:

Marian Sabety
2236 Cathedral Avenue
Washington, D.C. 20008

7 .

B Y L A W S

The Board of Directors shall have the power to make, alter or repeal the bylaws of the Corporation.

8 .

ELECTION OF DIRECTORS

The election of the Board of Directors need not be by written ballot.

9 .

ARRANGEMENTS WITH CREDITORS

Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

10. LIMITATION OF LIABILITY

No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which any director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DCICL, as so amended. Any repeal or modification of this Article 10 by (A) the stockholders of the Corporation or (B) an amendment to the DGCL (unless such statutory amendment specifically provides to the contrary) shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to the repeal or modification.

11. INDEMINIFICATION

A.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, that, except as provided in Paragraph C of this Article 11 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

B.

The right to indemnification conferred in Paragraph A of this Article 11 shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, that, if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, services to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Paragraph B or otherwise. The rights to indemnification and to the advancement of expenses conferred in Paragraphs A and B of this Article 11 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitce's heirs, executors and administrators.

C.

If a claim under Paragraphs A or B of this Article 11 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit. against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. In any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled. to recover. such expenses upon a final adjudication that the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee Lo enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article II or otherwise shall be on the Corporation.

D.

The rights to indemnification and to the advancement of expenses conferred in this Article 11 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, provision of the The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or its subsidiary or affiliate, or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

E.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation, or any person that is or was serving at the request of the Corporation as an employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, to the fullest extent of the provisions of this Article 11 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

The undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 8th day of October, 2007.

SOLE INCORPORATOR:

_____________________

John Knab

EXHIBIT C

BY-LAWS

OF

WYNDSTORM CORPORATION

ARTICLE I

Stockholders

Section 1.1. Annual Meetings. An annual meeting of stockholders of Wyndstorm Corporation(the "Corporation"), shall be held for the election of directors at such date, time and place either within or without the State of Delaware as may be designated by the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

Section 1.2. Special Meetings. Special meetings of stockholders may be called at any time by the Chairman of the Board, if any, the Vice Chairman of the Board, if any, the Chief Executive Officer, if any, the President or the Board of Directors, to be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting. A special meeting of stockholders shall be called by the Secretary upon the written request, stating the purpose of the meeting, of stockholders who together own of record a majority of the outstanding shares of each class of stock entitled to vote at such meeting.

Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5. Quorum. At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these by-laws, the holders of shares of stock of the Corporation representing a majority of the votes represented by all outstanding shares of stock of the Corporation entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, where a separate vote by class or classes is required for any matter, the holders of a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter, the holders of such class so present or represented may, by majority vote, adjourn the meeting of such class from time to time in the manner provided by Section 1.4 of these by-laws until a quorum of such class shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6. Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the Chief Executive Officer, if any, or in the absence of the Chief Executive Officer by the President, or in the absence of the President by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

Section 1.7. Voting; Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. In all other matters, unless otherwise provided by law or by the certificate of incorporation or these by-laws, the affirmative vote of the holders of shares of stock of the Corporation representing a majority of the votes represented by the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Where a separate vote by class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class or classes, except as otherwise provided by law or by the certificate of incorporation or these by-laws.

Section 1.8. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.9. List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 1.10. Consent of Stockholders in Lieu of Meeting. Unless otherwise provided in the certificate of incorporation or by law, any action required by law to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to (a) its registered office in the State of Delaware by hand or by certified mail or registered mail, return receipt requested, (b) its principal place of business, or (c) an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this by-law to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to (a) its registered office in the State of Delaware by hand or by certified or registered mail, return receipt requested, (b) its principal place of business, or (c) an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II

Board of Directors

Section 2.1. Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the certificate of incorporation. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by the Board. Directors need not be stockholders.

Section 2.2. Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of shares of stock of the Corporation representing a majority of the votes represented by the shares then entitled to vote at an election of directors. Whenever the holders of any class or series of stock are entitled to elect one or more directors by the certificate of incorporation, the provisions of the preceding sentence shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. Unless otherwise provided in the certificate of incorporation or these by-laws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by the sole remaining director so elected. Any director elected or appointed to fill a vacancy shall hold office until the next annual meeting of the stockholders and his or her successor is elected and qualified or until his or her earlier resignation or removal.

Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

Section 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, if any, by the Vice Chairman of the Board, if any, by the President or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting.

Section 2.5. Participation in Meetings by Conference Telephone Permitted. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.6. Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these by-laws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall be present.

Section 2.7. Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by a chairman chosen by the Board. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8. Action by Directors Without a Meeting. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or such committee.

Section 2.9. Compensation of Directors. Unless otherwise restricted by the certificate of incorporation or these by-laws, the Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE III

Committees

Section 3.1. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these by-laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law (or any successor statute) to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any by-laws.

Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in all other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these by-laws.

ARTICLE IV

Officers

Section 4.1. Officers; Election. As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a President, a Chief Executive Officer and a Secretary, and it may, if it so determines, elect from among its members a Chairman of the Board and a Vice Chairman of the Board. The Board may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person unless the certificate of incorporation or these by-laws otherwise provide.

Section 4.2. Term of Office; Resignation; Removal; Vacancies. Unless otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein (or, if no time is specified, upon delivery of the notice pursuant to the foregoing sentence), and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board at any regular or special meeting.

Section 4.3. Chairman of the Board. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board or as may be provided by law.

Section 4.4. Vice Chairman of the Board. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board or as may be provided by law.

Section 4.5. Chief Executive Officer. The Chief Executive Officer shall, subject to the direction of the Board, have general charge and supervision of the business of the corporation. Unless the Board has designated a Chairman of the Board or a Vice Chairman of the Board or as otherwise provided by the Board, the Chief Executive Officer shall preside at all meetings of the stockholders. The Chief Executive Officer shall perform such other duties and shall have such other powers as the Board may from time to time prescribe.

Section 4.6. President. Unless the Board of Directors has designated the Chairman of the Board or another officer as Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

Section 4.7. Vice Presidents. The Vice President or Vice Presidents, at the request or in the absence of the President or during the President's inability to act, shall perform the duties of the President, and when so acting shall have the powers of the President. If there be more than one Vice President, the Board of Directors may determine which one or more of the Vice Presidents shall perform any of such duties; or if such determination is not made by the Board, the President may make such determination; otherwise any of the Vice Presidents may perform any of such duties. The Vice President or Vice Presidents shall have such other powers and shall perform such other duties as may, from time to time, be assigned to him or her or them by the Board or the President or as may be provided by law.

Section 4.8. Secretary. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose, shall see that all notices are duly given in accordance with the provisions of these by-laws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

Section 4.9. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall render to the President and to the Board, whenever requested, an account of the financial condition of the Corporation, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

Section 4.10. Other Officers. The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these by-laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE V

Stock

Section 5.l. Stock Certificates and Uncertificated Shares. The shares of stock in the Corporation shall be represented by certificates, provided, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided, that, except as otherwise provided by law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 5.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

ARTICLE VI

Miscellaneous

Section 6.1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.2. Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6.3. Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these by-laws.

Section 6.4. Indemnification of Directors, Officers and Employees. The Corporation shall indemnify to the full extent permitted by law any director or officer of the Corporation, and in the discretion of the Board of Directors, any employee of the Corporation, made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment. For purposes of this by-law, the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

Section 6.5. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 6.6. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device; provided, that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 6.7. Amendment of By-Laws. These by-laws may be amended or repealed, and new by-laws adopted, by the Board of Directors, but the stockholders entitled to vote may adopt additional by-laws and may amend or repeal any by-law whether or not adopted by them.

EXHIBIT D

CERTIFICATE OF INCORPORATION

FOR MERGER SUB

PACKETPORT ACQUISITIONS, INC.

Article 1.

The name of the corporation (hereinafter called the “Corporation”) is Packetport Acquisitions, Inc.

Article 2.

The address, including street, number, city and county, of the Corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808.  The name of the Corporation’s registered agent at such address is Corporation Service Company.

Article 3.

The nature of the business and the purposes to be conducted and promoted by the Corporation are to conduct any lawful business, to promote any lawful purpose and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“DGCL”).

Article 4.

The total number of shares of stock which the Corporation shall have the authority to issue is One Hundred Thousand (100,000) shares of common stock, par value $0.001 per share.

Article 5.

The Corporation is to have perpetual existence.

Article 6.

In furtherance and not in limitation of the powers conferred by the State of Delaware:

A.

Board of Directors.  The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board.  The number of directors which shall constitute the whole Board shall be fixed by, or in the manner provided in, the By-Laws.  No election of directors need be by written ballot unless the By-Laws shall so provide.

B.

By-Laws.  The Board is expressly authorized to adopt, amend or repeal the By-Laws.

Article 7.

The incorporator of the Corporation is Anthony Santoriello whose mailing address is 150 Clove Road, Suite 11, Little Falls, NJ 07424.

Article 8.

The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of §102 of the DGCL, as the same may be amended and supplemented.  Any repeal or modification of the foregoing portion of this paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Article 9.

The Corporation shall, to the fullest extent permitted by the provisions of §145 of the DGCL, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in, or covered by, said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

Article 10.

From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article 10.

Article 11.

The Corporation expressly elects not to be governed by §203 of the DGCL.

I, THE UNDERSIGNED, being the sole incorporator hereinabove named, for the purpose of forming a corporation pursuant to the DGCL, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 12th day of October, 2007.

_______________________
Anthony Santoriello, Incorporator

EXHIBIT E

BYLAWS OF MERGER SUB

PACKETPORT ACQUISITIONS, INC.

ARTICLE I

Stockholders

Section 1.1.  Annual Meetings.  An annual meeting of stockholders of Packetport Acquisitions, Inc. (the “Corporation”), shall be held for the election of directors at such date, time and place either within or without the State of Delaware as may be designated by the Board of Directors from time to time.  Any other proper business may be transacted at the annual meeting.

Section 1.2.  Special Meetings.  Special meetings of stockholders may be called at any time by the Chairman of the Board, if any, the Vice Chairman of the Board, if any, the Chief Executive Officer, if any, the President or the Board of Directors, to be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.  A special meeting of stockholders shall be called by the Secretary upon the written request, stating the purpose of the meeting, of stockholders who together own of record a majority of the outstanding shares of each class of stock entitled to vote at such meeting.

Section 1.3.  Notice of Meetings.  Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting.  If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

Section 1.4.  Adjournments.  Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5.  Quorum.  At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these by-laws, the holders of shares of stock of the Corporation representing a majority of the votes represented by all outstanding shares of stock of the Corporation entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum.  For purposes of the foregoing, where a separate vote by class or classes is required for any matter, the holders of a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter.  Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter, the holders of such class so present or represented may, by majority vote, adjourn the meeting of such class from time to time in the manner provided by Section 1.4 of these by-laws until a quorum of such class shall be so present or represented.  Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6.  Organization.  Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the Chief Executive Officer, if any, or in the absence of the Chief Executive Officer by the President, or in the absence of the President by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting.  The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

The order of business at each such meeting shall be as determined by the chairman of the meeting.  The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls.

Section 1.7.  Voting; Proxies.  Unless otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.  Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine.  Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.  In all other matters, unless otherwise provided by law or by the certificate of incorporation or these by-laws, the affirmative vote of the holders of shares of stock of the Corporation representing a majority of the votes represented by the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders.  Where a separate vote by class or classes is required, the affirmative vote of the holders of a majority of the shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class or classes, except as otherwise provided by law or by the certificate of incorporation or these by-laws.

Section 1.8.  Fixing Date for Determination of Stockholders of Record.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.9.  List of Stockholders Entitled to Vote.  The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 1.10. Consent of Stockholders in Lieu of Meeting.  Unless otherwise provided in the certificate of incorporation or by law, any action required by law to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to (a) its registered office in the State of Delaware by hand or by certified mail or registered mail, return receipt requested, (b) its principal place of business, or (c) an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by this by-law to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to (a) its registered office in the State of Delaware by hand or by certified or registered mail, return receipt requested, (b) its principal place of business, or (c) an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II

Board of Directors

Section 2.1.  Powers; Number; Qualifications.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the certificate of incorporation.  The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by the Board.  Directors need not be stockholders.

Section 2.2.  Election; Term of Office; Resignation; Removal; Vacancies.  Each director shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.  Any director or the entire Board of Directors may be removed, with or without cause, by the holders of shares of stock of the Corporation representing a majority of the votes represented by the shares then entitled to vote at an election of directors.  Whenever the holders of any class or series of stock are entitled to elect one or more directors by the certificate of incorporation, the provisions of the preceding sentence shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.  Unless otherwise provided in the certificate of incorporation or these by-laws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director.  Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by the sole remaining director so elected.  Any director elected or appointed to fill a vacancy shall hold office until the next annual meeting of the stockholders and his or her successor is elected and qualified or until his or her earlier resignation or removal.

Section 2.3.  Regular Meetings.  Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

Section 2.4.  Special Meetings.  Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, if any, by the Vice Chairman of the Board, if any, by the President or by any two directors.  Reasonable notice thereof shall be given by the person or persons calling the meeting.

Section 2.5.  Participation in Meetings by Conference Telephone Permitted.  Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.6.  Quorum; Vote Required for Action.  At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business.  The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these by-laws shall require a vote of a greater number.  In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall be present.

Section 2.7.  Organization.  Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by a chairman chosen by the Board.  The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8.  Action by Directors Without a Meeting.  Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or such committee.

Section 2.9.  Compensation of Directors.  Unless otherwise restricted by the certificate of incorporation or these by-laws, the Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE III

Committees

Section 3.1.  Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board of Directors or in these by-laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law (or any successor statute) to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any by-laws.

Section 3.2.  Committee Rules.  Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business.  In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in all other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these by-laws.

ARTICLE IV

Officers

Section 4.1.  Officers; Election.  As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a President, a Chief Executive Officer and a Secretary, and it may, if it so determines, elect from among its members a Chairman of the Board and a Vice Chairman of the Board.  The Board may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable.  Any number of offices may be held by the same person unless the certificate of incorporation or these by-laws otherwise provide.

Section 4.2.  Term of Office; Resignation; Removal; Vacancies.  Unless otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Any officer may resign at any time upon written notice to the Board or to the President or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein (or, if no time is specified, upon delivery of the notice pursuant to the foregoing sentence), and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.  The Board may remove any officer with or without cause at any time.  Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board at any regular or special meeting.

Section 4.3.  Chairman of the Board.  The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board or as may be provided by law.

Section 4.4.  Vice Chairman of the Board.  In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board or as may be provided by law.

Section 4.5.  Chief Executive Officer.  The Chief Executive Officer shall, subject to the direction of the Board, have general charge and supervision of the business of the corporation.  Unless the Board has designated a Chairman of the Board or a Vice Chairman of the Board or as otherwise provided by the Board, the Chief Executive Officer shall preside at all meetings of the stockholders.  The Chief Executive Officer shall perform such other duties and shall have such other powers as the Board may from time to time prescribe.

Section 4.6.  President.  Unless the Board of Directors has designated the Chairman of the Board or another officer as Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation.  The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

Section 4.7.  Vice Presidents.  The Vice President or Vice Presidents, at the request or in the absence of the President or during the President's inability to act, shall perform the duties of the President, and when so acting shall have the powers of the President.  If there be more than one Vice President, the Board of Directors may determine which one or more of the Vice Presidents shall perform any of such duties; or if such determination is not made by the Board, the President may make such determination; otherwise any of the Vice Presidents may perform any of such duties.  The Vice President or Vice Presidents shall have such other powers and shall perform such other duties as may, from time to time, be assigned to him or her or them by the Board or the President or as may be provided by law.

Section 4.8.  Secretary.  The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose, shall see that all notices are duly given in accordance with the provisions of these by-laws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

Section 4.9.  Treasurer.  The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors.  If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board may determine.  The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall render to the President and to the Board, whenever requested, an account of the financial condition of the Corporation, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

Section 4.10.  Other Officers.  The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these by-laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board.  The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE V

Stock

Section 5.l.  Stock Certificates and Uncertificated Shares.  The shares of stock in the Corporation shall be represented by certificates, provided, that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation's stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation.  Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder.  If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided, that, except as otherwise provided by law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.  Within a reasonable time after the issuance or transfer of uncertificated shares, the Corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 5.2.  Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.  The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

ARTICLE VI

Miscellaneous

Section 6.1.  Fiscal Year.  The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.2.  Seal.  The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.  The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6.3.  Waiver of Notice of Meetings of Stockholders, Directors and Committees.  Whenever notice is required to be given by law or under any provision of the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these by-laws.

Section 6.4.  Indemnification of Directors, Officers and Employees.  The Corporation shall indemnify to the full extent permitted by law any director or officer of the Corporation, and in the discretion of the Board of Directors, any employee of the Corporation, made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee.  Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation.  The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer or employee as provided above.  No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.  For purposes of this by-law, the term “other enterprise” shall include any corporation, partnership, joint venture, trust or employee benefit plan; service “at the request of the Corporation” shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

Section 6.5.  Interested Directors; Quorum.  No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 6.6.  Form of Records.  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device; provided, that the records so kept can be converted into clearly legible form within a reasonable time.  The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 6.7.  Amendment of By-Laws.  These by-laws may be amended or repealed, and new by-laws adopted, by the Board of Directors, but the stockholders entitled to vote may adopt additional by-laws and may amend or repeal any by-law whether or not adopted by them.

EXHIBIT F

WYNDSTORM CORPORATION AUDITED FINANCIAL STATEMENTS

FROM INCEPTION TO JUNE 30, 2007 AND

UNAUDITED FINANCIAL STATEMENTS THROUGH OCTOBER 31, 2007

YFonGlobal, LLC

(a Development Stage Company)

Washington, DC

FINANCIAL STATEMENTS

For the six months ending June 30, 2007
The year ending December 31, 2006
and for the period from
August 10, 2005 (date of inception) to June 30, 2007

July 19, 2007

INDEPENDENT ACCOUNTANTS' REPORT

To the Partners of
YFonGlobal, LLC
Washington, DC

We have audited the accompanying balance sheets of YFonGlobal, LLC. as of June 30, 2007 and December 31, 2006 and the related statements of operations, changes in member's equity, and cash flows for the six months and year then ended, respectively, and for the period from August 10, 2005 (date of inception) to June 30, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of YFonGlobal, LLC, at June 30, 2007 and December 31, 2006, and the results of its operations and cash flows for the periods then ended, and for the period from August 10 (date of inception) to June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company has an accumulated deficit of $2,365,664 at June 30, 2007, and has not achieved sufficient revenues or cash flows to support future operations without additional financing. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

YFonGlobal, LLC
(a Development Stage Company)
BALANCE SHEETS
JUNE 30, 2007 and DECEMBER 31, 2006

	6/30/2007	12/31/2006
ASSETS
Cash in bank	$34,134	$80,171
Accounts receivable	14,708	1,386
Prepaid expenses	25,000	-

Total current assets	73,842	81,557

Intangible assets	5,828	-

TOTAL ASSETS	$79,670	$81,557

LIABILITIES AND MEMBERS' EQUITY
LIABILITIES
Accounts payable	$152,230	$57,858
Accrued interest	70,341	21,591
Accrued compensation	102,000	-
Notes payable - related parties	484,332	294,332
Current portion of convertible notes payable	1,100,000	150,000

Total current liabilities	1,908,903	523,781

Long-term convertible notes payable	-	450,000

TOTAL LIABILITIES	1,908,903	973,781

MEMBERS' EQUITY
Members' capital - cash contributions	418,091	418,091
Members' capital - membership unit-based compensation	118,340	93,340
Deficit accumulated during the development stage	(2,365,664)	(1,403,655)

TOTAL MEMBERS' EQUITY	(1,829,233)	(892,224)

TOTAL LIABILITIES AND MEMBERS' EQUITY	$79,670	$81,557

YFonGlobal, LLC
(a Development Stage Company)
STATEMENTS OF OPERATIONS

			From 8/10/2005
	Six months ending	Year ending	(date of inception)
	6/30/2007	12/31/2006	to 6/30/2007
REVENUES
Sales, net	$24,311	$7,359	$31,759

EXPENSES
Guaranteed payments to members	357,910	178,513	536,423
Membership units-based compensation	25,000	93,340	118,340
Advertising	37,007	98,467	179,047
Bank charges and credit card fees	800	2,471	3,761
Commissions	-	10,183	10,183
Consulting	179,067	265,877	677,030
Customer service	-	10,000	17,500
Insurance	4,748	8,557	15,244
Interest	49,719	23,156	72,875
Licensing	1,170	9,650	10,820
Meals and entertainment	5,829	7,788	13,897
Miscellaneous	-	3,824	3,824
Network services	175,636	113,721	292,857
Office expenses	5,522	10,107	16,827
Outside services	1,050	472	1,917
Postage	1,662	7,157	10,071
Professional fees	34,734	87,605	135,852
Repairs and maintenance	195	630	825
Telecommunications	5,778	8,328	16,259
Telephone equipment	350	2,373	15,348
Training	72	2,168	2,404
Travel	27,933	45,932	76,840
Web program management	72,138	95,141	169,279
Total Expenses	986,320	1,085,460	2,397,423

NET LOSS	$(962,009)	$(1,078,101)	$(2,365,664)

See accompanying notes to financial statements

YFonGlobal, LLC
(a Development Stage Company)
STATEMENTS OF CHANGES IN MEMBERS' EQUITY

	Membership
	Units	Amount

Issuance of membership
units to founders	1,000	$303,220

Net loss	-	(325,554)

Balance at December 31, 2005	1,000	(22,334)

Split of membership units	4,474,000	-

Member contribution of capital	783,125	114,871

Issuance of membership units-based
compensation	933,401	93,340

Net loss	-	(1,078,101)

Balance at December 31, 2006	6,191,526	(892,224)

Issuance of membership units
to a vendor	18,299	25,000

Net loss	-	(962,009)

Balance at June 30, 2007	6,209,825	$(1,829,233)

See accompanying notes to financial statements

			From 8/10/2005
	Six months ending	Year ending	(date of inception)
	6/30/2007	12/31/2006	to 6/30/2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(962,009)	$(1,078,101)	$(2,365,664)
Adjustments to reconcile net income to
net cash provided by operating activities
Membership units-based compensation	25,000	93,340	118,340
(Increase) decrease in assets:
Accounts receivable	(13,322)	(1,387)	(14,708)
Prepaid expenses	(25,000)	-	(25,000)
(Decrease) increase in liabilities:
Accounts payable	94,372	48,089	152,230
Accrued interest	48,750	21,591	70,341
Accrued compensation	102,000	-	102,000

NET CASH USED BY
OPERATING ACTIVITIES	(730,209)	(916,468)	(1,962,461)

CASH FLOWS FROM INVESTING ACTIVITIES
Intangible asset	(5,828)	-	(5,828)

NET CASH USED BY
INVESTING ACTIVITIES	(5,828)	-	(5,828)

CASH FLOWS FROM FINANCING ACTIVITIES
Member contributions	-	114,872	418,091
Proceeds from notes payable	690,000	894,332	1,584,332

NET CASH PROVIDED BY
FINANCING ACTIVITIES	690,000	1,009,204	2,002,423

NET (DECREASE) INCREASE IN CASH	(46,037)	92,736	34,134

CASH AT DECEMBER 31, 2006 AND 2005	80,171	(12,565)	-

CASH, JUNE 30, 2007 AND DECEMBER 31, 2006	$34,134	$80,171	$34,134

SUPPLEMENTAL CASH FLOW INFORMATION
Actual cash payments for:
Interest	$969	$1,565	$2,534

See accompanying notes to financial statements

YFonGlobal, LLC
(a Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - NATURE OF BUSINESS AND ORGANIZATION

YFonGlobal, LLC (the Company) was organized in the District of Columbia on August 10, 2005. The Company provides turnkey social networking solutions tightly integrated with voice-over-Internet Protocol (VoIP) network solutions for affinity marketing leaders. Using wyndstorm™ hosted application, clients can rapidly tailor and privately brand custom social networks by selecting from over 52 pre-built modules. wyndstorm™ provides search, security, click-to-call, consumer-posted content licensing, and other value-add features that provide high value collaboration and programming for private brand marketing.

The Company is currently devoting its efforts to developing markets for its products and services, and working to achieve final approval of two pending patents. Operations have commenced, but to date the Company has not generated significant revenues. Accordingly, the financial statements are presented in accordance with Statement of Financial Accounting Standards (SFAS) No. 7, Accounting and Reporting by Development-Stage Enterprises.

The Company is planning to consummate a reverse merger into a public company that, upon completion, will result in YFonGlobal, LLC becoming a publicly traded corporation. Working closely with Source Capital Group (SCG) in Westport, CT, a leading middle market investment bank, YFonGlobal expects to raise between five and ten million dollars, subject to completion of the reverse merger.

Net loss from the date of inception to June 30, 2007 was $2,365,664. The Company expects to continue to incur losses in the near term. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLI CIES

Revenue Recognition

The Company recognizes revenue in accordance with Staff Accounting Bulletin (SAB) 104, Revenue Recognition, when there is persuasive evidence of an arrangement, delivery has occurred, the price is fixed and determinable, and collection is reasonably assured. The company records service revenues as the services are performed.

Risks and Uncertainties

The Company is subject to various risks similar to other companies in a comparable stage of growth, including, but not limited to, dependence on key personnel, competition from substitute providers, larger companies, and the continued successful development and marketing of its products and services.

YFonGlobal, LLC
(a Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Comprehensive Loss Comprehensive loss is equal to net loss for all periods presented.

Research and Development Expense

Research and development costs are charged to expense as incurred and include costs related to product and technology development, salaries, and supplies.

Intangible Assets

Intangible assets consist of the Company website that was launched in June of 2007. Management considers the useful life to be eighteen months. Amortization is recognized on a straight-line basis over the assets useful life.

Membership Units-Based Compensation

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), Share-Based Payment. The company has applied the recognition provisions of SFAS 123 and EITF 96-18, Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Connection with Selling Goods or Services (EITF 96-18), for all membership unit grants to non-employees.

Advertising Costs

The Company conducts advertising for the purpose of building awareness of the Company and its services. It is the policy of the Company to expense the cost of advertising as it is incurred. Advertising expense is included in these financial statements with administrative and general expense and amounted to $37,007 and $98,467 for the six months ending June 30, 2007 and year ending December 31, 2006, respectively, and $179,047 from August 10, 2005 (date of inception) to June 30, 2007.

Concentrations of Credit Risk

The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes it is not exposed to any significant credit risk on cash.

Income Taxes

YFonGlobal, LLC is a limited liability company that has elected, by virtue of the default provisions of the Internal Revenue Code (IRC), to be taxed as a partnership. Income taxes are not payable by, or provided for, the limited liability company. Members are taxed individually on their share of limited liability company earnings.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

YFonGlobal, LLC
(a Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company issued a series of notes to founder Marian Sabety for a total of $326,832 as of June 30, 2007 and $144,332 as of December 31, 2006. The notes provide for simple interest at the rate of 8% per annum.

The Company issued a note to founder J. Pari Sabety in the amount of $7,500 as of June 30, 2007. The note provides for simple interest at the rate of 8% per annum.

The Company issued a note to Adrian Sabety, father of two of the founders, in the amount of $150,000 in November of 2006. The note bears interest at the rate of 8.25% and is due November of 2008. The total amount is outstanding as of June 30, 2007 and December 31, 2006.

Marian Sabety, CEO and Thomas McKnight, General Counsel are married. The Company has employment/consulting agreements with each officer. Since January 2007 their compensation has been accrued, due to a lack of cash flow. The accrued compensation would be paid as soon as possible upon commencement of the next round of capital raising. Therefore accrued compensation is shown as a liability on these financial statements in the amount of $102,000 as of June 30, 2007.

NOTE 4 - NOTES PAYABLE

The Company has issued a series of notes to "angel" investors. An angel investor is an affluent individual who provides capital for a business start-up, usually in exchange for equity. Each of the notes were issued under very similar terms, but are for varying amounts and with different due dates. The notes provide for simple interest at the rate of 8% per annum.

Notes issued to qualified investors in 2006 for a total of $450,000 have a maturity date of May 31, 2008. These notes also include a mandatory conversion to equity upon a triggering event. That triggering event is when the Company raises capital, exclusive of these notes, of two million or more dollars. The triggering event has not yet occurred and consequently the notes remain classified as debt. The conversion rate is $1.42755 for each share.

Notes issued to qualified investors in 2007 for a total of $750,000 have a maturity date of one year from the date of issuance, which means the notes are due between January 31, 2008 and June 30, 2008. These notes are convertible to equity, but conversion is not mandatory. The conversion rate is $1.36620 for each share. Management expects that these investors will convert their notes to equity, in an effort to facilitate the raising of much needed additional capital.

Proceeds in the amount of $150,000 for a note dated January 1, 2007 were actually received in December 2006. The liability is included with short term notes payable as of December 31, 2006 and June 30, 2007.

Upon conversion the notes above would add 790,999 units. While this would dilute current membership interest by 12.74%, conversion of the notes would result in the transfer of $1,100,000 of debt to member equity.

YFonGlobal, LLC
(a Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

NOTE 5 - MEMBERSHIP UNITS-BASED COMPENSATION

The Company issued membership units in lieu of cash to a number of personnel for their services. Membership units were valued internally by management, at $1.3662 each for the six months ending June 30, 2007. The value of the units was determined for purposes of providing the conversion value for investor notes and this same value was applied to the grant of membership units to personnel. Membership units issued prior to 2007 in exchange for services were valued internally by management, at $.10 each.

Total membership unit-based compensation was $25,000, granted to a vendor, for the six months ending June 30, 2007 and $93,340 for the year ended December 31, 2006.

The impact on members upon the granting of units for compensation was a dilution of approximately .03% and 17.75% for the six months ending June 30, 2007 and the year ending December 31, 2006, respectively.

WYNDSTORM CORPORATION
Balance Sheet
As of October 31, 2007 (Unaudited)

Total
ASSETS
Current Assets
Bank Accounts	5,459
1000 Cash-Bank of America	(3,585)
Total Bank Accounts	1,874
Accounts Receivable
Accounts Receivable	173,824
Total Accounts Receivable	173,824
Other Current Assets
1200 Prepaid Expenses	6,771
Total Other Current Assets	6,771
Total Current Assets	182,469
Fixed Assets
1520 Start-Up Costs
1502 Original Cost	0
Total 1520 Start-Up Costs	0
1530 Website
1503 Original Cost	28,933
Total 1530 Website	28,933
1600 Fixed Assets	1,520
Total Fixed Assets	30,453
TOTAL ASSETS	212,922
LIABILITIES AND EQUITY

Liabilities

Current Liabilities
Accounts Payable
2000 Accounts Payable	95,543
Total Accounts Payable	95,543
Credit Cards
2001 American Express xx45009	5,459
2002 Bank of America- 2348//3809	(5,459)
Total Credit Cards	(0)
Other Current Liabilities
Deferred Revenue	60,000
2100 Accrued Interest Payable	120,279
2200 Accrued Compensation
2200.01 Accrued Comp-M Sabety	130,000
2200.02 Accrued Comp-T. McKnight	55,000
2200.03 Accrued Comp- L. Hamilton	3,000
Total 2200 Accrued Compensation	248,000
2310 Sales Tax Payable	0
Total Other Current Liabilities	368,279
Total Current Liabilities	463,822
Long Term Liabilities
2700 Notes Payable	0
2702 Notes Payable-MARIAN SABETY	324,990
2703 Notes Payable-ADRIAN SABETY	150,000
2704 Notes Payable-Pari Sabety	7,500
Total 2700 Notes Payable	482,490
2800 Convertible Notes Payable
2800.01 Conv. Notes Payable- P. Gross	250,000
2800.02 Conv. Notes Payable-J. Hibbard	450,000
2800.03 Conv. Notes Payable-T. Hudson	250,000
2800.04 Notes Payable-R. Leibhaber	100,000
2800.05 Conv. Notes Payable-G&G Ferguson	25,000
2800.06 Convt Notes Payable-Currin	395,000
2800.07 Notes Payable-Tedson Meyers	25,000
2800.08 Notes Payable-Arden Schell	25,000
2800.09 Notes Payble-T. Kendall	50,000
2800.10 Notes Payable-Lou German	20,000
2800.11 Notes Payable-James Inegar	20,000
Total 2800 Convertible Notes Payable	1,610,000
Total Long Term Liabilities	2,092,490
Total Liabilities	2,556,312
Equity
3000 Opening Balance Equity	0
3030 Retained Earnings	(1,403,655)
3100 Other Partner Equity	0
3100.07 Contributions-A. Amiri/FOENIX	25,000
Total 3100 Other Partner Equity	25,000
3200 Partner One Equity
3200.01 Contributions-M. Sabety	254,926
Total 3200 Partner One Equity	254,926
3300 Partner Two Equity
3300.02 Contributions-J. Sabety	108,008
Total 3300 Partner Two Equity	108,008
3400 Partner Three Equity
3400.01 Contributions-L. Hamilton	57,000
Total 3400 Partner Three Equity	57,000
3500 Member Capital unit based comp	93,340
Net Income	(1,478,009)
Total Equity	(2,343,390)
TOTAL LIABILITIES AND EQUITY	212,922

See Accompanying Notes to Financials

WYNDSTORM CORPORATION
Profit & Loss
January - October, 2007 (Unaudited)

		Total
Income
4030 Discounts given		(10,000)
4050 Income		(5,814)
Deferred revenue 10 31 2007		(60,000)
4080 Services		224,859
Total Income		149,046
	Cost of Goods Sold
5000 Phones & Re-Sale Items		350
Total Cost of Goods Sold		350
	Gross Profit	148,696
	Expenses
6000 Compensation-Members Guaranteed Payment		588,301
6050 Unit-based compensation		25,000
6100 Advertising		39,025
6110 Conventions/Displays		19,252
6120 Internet/Faxing Expenses		4,903
6130 Marketing Services		15,230
6200 Consulting Services		254,582
6210 Accounting Fees		18,163
6220 Legal Fees		67,965
6301 Commissions-SALES		2,521
6410 Books, Research Material & Education		2,284
6420 Dues & Subscriptions		98
6440 Credit Card Fees		894
6450 Bank Charges		659
6480 Licenses & Filing Fees		1,220
6490 Outside Services		1,050
6600 Insurance-Business		7,647
6700 Interest Expense		104,141
7100 Office Expenses & Supplies		10,264
7101 Postage & Shipping		4,517
7105 Printing		106
7130 Utilities-Cable		146
7200 Repairs & Maintenance		641
7400 Telecommunications		3,597
7500 Travel Expenses		(1,924)
7501 Gas		356
7502 Travel- Misc.		10,505
7503 Travel-Airfare		23,856
7504 Travel-Lodging		5,784
7505 Travel-Meals		2,291
7506 Travel-Transportation		8,317
Total 7500 Travel Expenses		49,185
	7520 Meals & Entertainment	6,982
7600 Web Program Management		110,933
7700 Miscellaneous		2,135
7800 Network Services		285,262
Total Expenses		1,626,704
	Net Operating Income	(1,478,009)
	Net Income	(1,478,009)

NOTES TO FINANCIAL STATEMENTS
(Unaudited for the ten months ended October 31, 2007)

NOTE 1 - NATURE OF BUSINESS AND ORGANIZATION

Wyndstorm Corporation (the Company) was organized in the District of Columbia on August 10, 2005. The Company provides turnkey social networking solutions tightly integrated with voice-over-Internet Protocol (VoIP) network solutions for affinity marketing leaders. Using wyndstormTM hosted application, clients can rapidly tailor and privately brand custom social networks by selecting from over 52 pre-built modules. wyndstormTM provides search, security, click-to-call, consumer-posted content licensing, and other value-add features that provide high value collaboration and programming for private brand marketing.

The Company is currently devoting its efforts to developing markets for its products and services, and working to achieve final approval of two pending patents. Operations have commenced, but to date the Company has not generated significant revenues. Accordingly, the financial statements are presented in accordance with Statement of Financial Accounting Standards (SFAS) No. 7, Accounting and Reporting by Development-Stage Enterprises.

The Company is planning to consummate a reverse merger into a public company that, upon completion, will result in YFonGlobal, LLC becoming a publicly traded corporation. Working closely with Source Capital Group (SCG) in Westport, CT, a leading middle market investment bank, YFonGlobal expects to raise between five and ten million dollars, subject to completion of the reverse merger.

Net loss from the date of inception to June 30, 2007 was $2,365,664. The Company expects to continue to incur losses in the near term. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLI CIES

Revenue Recognition

The Company recognizes revenue in accordance with Staff Accounting Bulletin (SAB) 104, Revenue Recognition, when there is persuasive evidence of an arrangement, delivery has occurred, the price is fixed and determinable, and collection is reasonably assured. The company records service revenues as the services are performed.

The deferred revenues balance recorded on the Balance Sheet at October 31, 2007 consists of project billings to a design customer for a project scheduled to be completed in January, 2008.

Risks and Uncertainties

The Company is subject to various risks similar to other companies in a comparable stage of growth, including, but not limited to, dependence on key personnel, competition from substitute providers, larger companies, and the continued successful development and marketing of its products and services.

Comprehensive Loss

Comprehensive loss is equal to net loss for all periods presented.

Research and Development Expense

Research and development costs are charged to expense as incurred and include costs related to product and technology development, salaries, and supplies.

Intangible Assets

Intangible assets consist of the Company website that was launched in June of 2007. Management considers the useful life to be eighteen months. Amortization is recognized on a straight-line basis over the assets useful life.

Membership Units-Based Compensation

The Company has adopted Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), Share-Based Payment. The company has applied the recognition provisions of SFAS 123 and EITF 96- 18, Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Connection with Selling Goods or Services  (EITF 96-18), for all membership unit grants to non- employees.

Advertising Costs

The Company conducts advertising for the purpose of building awareness of the Company and its services. It is the policy of the Company to expense the cost of advertising as it is incurred. Advertising expense is included in these financial statements with administrative and general expense and amounted to $37,007 and $98,467 for the six months ending June 30, 2007 and year ending December 31, 2006, respectively, and $179,047 from August 10, 2005 (date of inception) to June 30, 2007.

Concentrations of Credit Risk

The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes it is not exposed to any significant credit risk on cash.

Income Taxes

YFonGlobal, LLC is a limited liability company that has elected, by virtue of the default provisions of the Internal Revenue Code (IRC), to be taxed as a partnership. Income taxes are not payable by, or provided for, the limited liability company. Members are taxed individually on their share of limited liability company earnings.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company issued a series of notes to founder Marian Sabety for a total of $326,832 as of June 30, 2007 and $144,332 as of December 31, 2006. The notes provide for simple interest at the rate of 8% per annum.

The Company issued a note to founder J. Pari Sabety in the amount of $7,500 as of June 30, 2007. The note provides for simple interest at the rate of 8% per annum.

The Company issued a note to Adrian Sabety, father of two of the founders, in the amount of $150,000 in November of 2006. The note bears interest at the rate of 8.25% and is due November of 2008. The total amount is outstanding as of June 30, 2007 and December 31, 2006.

Marian Sabety, CEO and Thomas McKnight, General Counsel are married. The Company has employment/consulting agreements with each officer. Since January 2007 their compensation has been accrued, due to a lack of cash flow. The accrued compensation would be paid as soon as possible upon commencement of the next round of capital raising. Therefore accrued compensation is shown as a liability on these financial statements in the amount of $102,000 as of June 30, 2007.

NOTE 4 - NOTES PAYABLE

The Company has issued a series of notes to "angel" investors. An angel investor is an affluent individual who provides capital for a business start-up, usually in exchange for equity. Each of the notes were issued under very similar terms, but are for varying amounts and with different due dates. The notes provide for simple interest at the rate of 8% per annum.

Notes issued to qualified investors in 2006 for a total of $450,000 have a maturity date of May 31, 2008. These notes also include a mandatory conversion to equity upon a triggering event. That triggering event is when the Company raises capital, exclusive of these notes, of two million or more dollars. The triggering event has not yet occurred and consequently the notes remain classified as debt. The conversion rate is $1.42755 for each share.

Notes issued to qualified investors in 2007 for a total of $750,000 have a maturity date of one year from the date of issuance, which means the notes are due between January 31, 2008 and June 30, 2008. These notes are convertible to equity, but conversion is not mandatory. The conversion rate is $1.36620 for each share. Management expects that these investors will convert their notes to equity, in an effort to facilitate the raising of much needed additional capital.

Proceeds in the amount of $150,000 for a note dated January 1, 2007 were actually received in December 2006. The liability is included with short term notes payable as of December 31, 2006 and June 30, 2007.

Upon conversion the notes above would add 790,999 units. While this would dilute current membership interest by 12.74%, conversion of the notes would result in the transfer of $1,100,000 of debt to member equity.

During the four month period ended October 31, 2007, $370,000 of proceeds from additional notes were received with substantially the same convertible terms as above.

NOTE 5 - MEMBERSHIP UNITS-BASED COMPENSATION

The Company issued membership units in lieu of cash to a number of personnel for their services. Membership units were valued internally by management, at $1.3662 each for the six months ending June 30, 2007. The value of the units was determined for purposes of providing the conversion value for investor notes and this same value was applied to the grant of membership units to personnel. Membership units issued prior to 2007 in exchange for services were valued internally by management, at $.10 each.

Total membership unit-based compensation was $25,000, granted to a vendor, for the six months ending June 30, 2007 and $93,340 for the year ended December 31, 2006.

The impact on members upon the granting of units for compensation was a dilution of approximately .03% and 17.75% for the six months ending June 30, 2007 and the year ending December 31, 2006, respectively.

NOTE 6 – MAJOR CUSTOMERS AND LINE OF BUSINESS

The Company will adopt Statement of Financial Accounting Standard (SFAS) No. 131 "Disclosure about Segments of an Enterprise and Related Information." SFAS 131 establishes annual and interim reporting standards for an enterprise's operating segments and related disclosures about its products, services, geographic areas and major customers.

Under SFAS 131, the Company's operations are treated as one operating segment as it only reports profit and loss information on an aggregate basis to chief operating decision makers of the Company. There was one project design customer the ten months ended October 31, 2007.

EXHIBIT G

WYNDSTORM CORPORATION

MATERIAL CONTRACTS

See the following attached material contracts:

1.

Letter agreement with Source Capital Group, Inc., dated as of June 15, 2007;

2.

Client Service and License Agreement between Wyndstorm Corporation (formerly YFonGlobal, LLC and Stable Media, LLC, dated as of August 28, 2007.

LETTER AGREEMENT WITH SOURCE CAPITAL GROUP, INC.
AS OF JUNE 15, 2007

Source
Capital Group, Inc.

Members NASD, SIPC | Investment Bankers / Brokers | tcoffin@sourcegrp.com

W. Todd Coffin - Managing Director

June 15, 2007

Marian Sabety
President and CEO
YFonGlobal, LLC
2236 Cathedral Avenue, N.W.
Washington D.C. 20008

Dear Marian:

The purpose of this letter is to confirm the understanding and agreement (the "Agreement") between Source Capital Group, Inc., ("SCG") and YFonGlobal, LLC (or the "Company"), regarding the retention of SCG by the Company as its exclusive financial advisor for the purposes set forth herein:

This agreement supersedes all other agreements.

Under this Agreement, SCG will provide financial advisory services to the Company as follows:

A) Raising of Capital. SCG shall use its best efforts to provide up to but not limited to $20 million financing for the Company.

B) Fees, Commissions & Expenses. The Company agrees to pay the following fees to SCG for its services.

1. From the funds it is responsible for raising SCG shall be compensated 6.0% cash and 2% in shares. The Company may carve out 25% of the deal to be placed by the Company at a 50% discount. SCG shall help facilitate. Additionally SCG shall be compensated the full fee based on any conversion of warrants that additionally finances the Company. Current angel investors are carved out of these fees all together.

2. SCG will receive no additional retainer upon signing of this agreement.

3. Expenses. In addition to any fees that may be payable to SCG under this Agreement, the Company agrees to reimburse SCG for its reasonable out-of-pocket expenses incurred in connection with the services rendered by SCG hereunder (including, without limitation, travel and lodging, data and word processing, graphics and communication charges, research costs, and courier services and fees). SCG will, on a monthly basis, provide the Company with reasonable report regarding the expenses incurred. Compensation for any additional professional services (e.g. legal or consulting) contracted for by SCG, to be performed for the benefit of the Company by outside parties, is the responsibility of the Company and will be paid directly by the

Company to such party. SCG will not contract for such services without the prior written approval of the Company with regard to both the nature of the service and a reasonable estimate of the cost of such service.

4. All cash payments under this Agreement shall be made in U.S. dollars and without withholding or deduction of any tax, assessment or other governmental charges unless required by law. At closing any and all fees associated with this transaction are to be settled. Fees and retainers should be made payable and wired to:

Source Capital Group Inc.
Bank of America
ABA # 011900571
Acct. # 9361882644

C) <u>Mergers, Acquisitions & Joint Ventures ("MA&JV").</u> The Company may at its discretion and on a case-by-case basis engage SCG to assist it in its discussions with potential MA&JV candidates, which may include directly negotiating on the Company's behalf and the rendering independent opinions as to valuation and formulae, among other things. Upon SCG's acceptance of any such assignment, the Company will pay SCG a closing fee equal to 4.00% of the amount paid or received in kind (PIK) in any transaction by and or between the Company, the MA&JV candidate and or the surviving company (the "M&A Fee"). Any potential MA&JV candidate introduced by SCG with which the Company enters into a letter of intent, will fall under the M&A engagement. This fee shall apply to any strategic partnerships as well. If the Company sells itself (i.e. more than 40% of voting shares or units have been surrendered) during this engagement period then SCG shall be entitled to a 1% break-up fee, 3% if SCG has caused one or more term sheets for funds aggregating in excess of $5,000,000 to be delivered to Company against which the successful buyer competed.

D) <u>Information.</u> The Company will furnish or cause to be furnished to SCG, such information, as SCG believes appropriate to its assignment (all such information so furnished being the "Information"). The Company recognizes and confirms that SCG (a) will use and rely primarily on the Information and on information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same, (b) does not assume responsibility for the accuracy or completeness of the Information and such other information, (c) is entitled to rely upon the Information without independent verification and (d) will not make an appraisal of any assets in connection with its assignment

E) <u>Exclusivity.</u> Unless the Company has been sold as defined in Subparagraph C above, Company's relationship with SCG will be exclusive for 180 days upon signing of this agreement. However, upon successful completion of $2,000,000.00 aggregate gross financing within 180 days, raised from its sources, SCG shall retain the "right of first refusal" on any additional equity financing or debt financing within 18 months from the termination of the Agreement ("the Refusal Right Period"). However, if the Company enters into a Firm Commitment Engagement with an underwriter, then the Refusal Right Period will automatically terminate. During the Refusal Right Period, the Company will present term sheets to SCG for such additional equity financing, and SCG shall have ten business days to confirm in writing that it will be able to match or improve upon the terms offered in such a term sheet. Should SCG not be able to at least match the proposed terms, the

Company will be able to complete a transaction with the firm representing the term sheet. Upon completion of the minimum financing amount stipulated in the term sheet referred to in this paragraph the Company will be free of any first refusal obligation to SCG, except with respect to financing sources (including their affiliates, related persons and subsidiaries) for which SCG is protected under this Agreement.

F) Confidentiality. Except as contemplated by the terms hereof or as required by applicable law or legal process, SCG shall keep confidential all non-public information provided to it by or at the request of the Company, and shall not disclose such information to any third party or to any of its employees or advisors except to those persons who have a need to know such information in connection with SCG's performance of its responsibilities hereunder. The Company understands that any documents, presentations or analyses prepared by SCG are proprietary and SCG is under no obligation to provide (by e-mail, floppy disk or otherwise) either the Company or its assigns with the computer files of such work product. Except as required by applicable law, any advice to be provided by SCG under this Agreement shall not be disclosed publicly or made available to third parties without the prior written consent of SCG. In addition, SCG may not be otherwise publicly referred to without its prior written consent. All services, advice and information and reports provided by SCG to the Company in connection with this assignment shall be for the sole benefit of the Company and shall not be relied upon by any other person.

G) Indemnity. The Company acknowledges and agrees that SCG has been retained to act solely as financial advisor to the Company. In such capacity, SCG shall act as an independent contractor, and any duties of SCG arising out of its engagement pursuant to this Agreement shall be owed solely to the Company. The Company agrees to indemnify SCG in accordance with the indemnification agreement attached as Exhibit A.

H) Arbitration. Any and all disputes, demands, claims or controversies hereto arising out of or relating to this agreement or the breach thereof, shall be settled by binding arbitration in accordance with the rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted in New York City under the rules of the AAA. Any judgment upon the award rendered by the arbitrator may be entered into any court or administrative tribunal having jurisdiction thereof. Costs associated with the arbitration, including reasonable attorney's fees, shall be borne by whichever parties the arbitrators shall deem just and fair."

I) Term & Termination. The term of SCG's engagement hereunder shall extend from the date hereof through December 15, 2007 (the "Expiration Date") and will be automatically renewed on a monthly basis until canceled in writing by either party. SCG's engagement hereunder may be terminated upon 10 days written notice without cause by either the Company or SCG at any time before the Expiration Date. Notwithstanding the foregoing, the provisions relating to the payment of fees and expenses accrued through the date of termination, the status of SCG as an independent contractor and the limitation on to whom SCG shall owe any duties will survive any such termination, and any such termination shall not affect the Company's obligations under the indemnification agreement.

SCG will be entitled to the fees set forth above in the event that at any time prior to the earlier of the termination of this letter and the expiration of SCG's engagement hereunder a Financing is consummated and the investor is on a list of potential investors provided to the Company by SCG at the time of termination or expiration and SCG had made efforts that led to an investment on behalf of the Company with respect to such investor(s) prior to termination or expiration, as appropriate.

In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with the Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by the Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to the Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by the Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of the Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Placement Agent under the Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act of 1933, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to the Agreement, the transactions contemplated thereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that have resulted primarily from such Indemnified Person's gross negligence, bad faith or willful misconduct in connection with any such advice, actions, inactions or services.

The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of the Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person's services under or in connection with, the Agreement.

YFONGLOBAL CLIENT SERVICE AND LICENSE AGREEMENT

This Client Service and License Agreement ("Agreement") is entered into as of August 28, 2007, by and between YFonGlobal, LLC ("Provider"), a District of Columbia Limited Liability Corporation, with principal offices at 2236 Cathedral Avenue, NW, Washington, DC 20008 and STABLE MEDIA, LLC, a California limited liability company ("Client"), a corporation with principal offices at 3150 Laurel Canyon Blvd, Studio City, CA 91604

WHEREAS, Provider delivers to businesses, organizations and government agencies ("Businesses") a variety of domestic and international telecommunications services ("Services"), including but not limited social networking applications, voice over Internet protocol (VOIP) calling, wyndstormTM Internet Platform(s), instant messaging, file sharing, Toll-free Services, teleconferencing and other web-based collaboration and online communications products and services, and

WHEREAS, Provider is a technical application systems integrator to Businesses, providing software application design, development, testing, and hosting, including but not limited to, interactive gaming, visualization software, and other web-based collaboration and online communications software, and

WHEREAS, Client desires to utilize the Provider to design, implement and deploy a private- branded and labeled wyndstorm community that integrates virtual game rooms in order to drive advertising revenues derived from the community, and

WHEREAS, Client desires to share revenues from online advertising revenues generated resulting from the online promotions and marketing program that is enabled by the branded and customized version of the wyndstorm community.

NOW, THEREFORE, in consideration of the premises and obligations contained herein, and other good and valuable consideration, the sufficiency of which the parties hereby acknowledge, the parties do agree as follows.

I. DEFINITIONS (unless otherwise defined elsewhere in this Agreement)

1.1

"Services" consists of professional systems integration services in software applications design, development, and integration by Provider of social networking applications, wyndstormTM, along with Internet Platform features and associated hosted collaboration application software, and other web-based services, including, but not limited to, online software development, technology design and support, online collaboration software, and network design and management services.

1.2

"Client Community" is the private labeled wyndstorm Web community (social network) customized and developed by the Provider for the Client, per Client direction.

1.3

[intentionally omitted]

1.4

"Subscribers" are purchasers of Provider products marketed and sold by Client, but which require service orders or Terms of Use Agreements submitted to and accepted by Provider in order to release product to purchaser.

1.5

"Service Agreement" is the written agreement between Provider and a Subscriber pursuant to which Provider agrees to provide a product to the Subscriber.

II. TERM

The initial term of this Agreement shall be for a period of thirty-six (36) months from the effective date of this Agreement, unless terminated earlier as provided in Article V hereof. Except as otherwise provided in Article V hereof, this Agreement shall automatically renew for seven one year periods, unless terminated by either party with written notice at least ninety (90) days prior to the anniversary date.

ill. RESPONSIBILITIES OF CLIENT

3.1

Client hereby agrees to those terms stipulated in the Client License found in Exhibit A which is attached hereto and made part of this Agreement.

3.2

Client shall collaborate openly and in good faith, and in a timely fashion, as reasonably required by Provider to finalize the requirements and design of the private branded and labeled wyndstorm community. Client understands that delay in meeting Provider milestones for decisions or work product delivery may impact the timeline of this project.

3.3

Client and Provider will take joint responsibility for systems testing, using the methodology jointly established by Provider and Client for identifying and rectifying all operations problems. Provider will be responsible for administering and managing this process of correcting all problems. Client agrees to assign up to 25 potential users to participate in testing, in order to jointly ensure that the program functions properly.

3.4

Once the Client Community is complete and commercially-deployed Client shall in good faith make all reasonable efforts to market and promote the Client Community in order to maximize growth in membership and advertising revenue potential of the Client Community consistent with Client's business plan as determined by Client in its sole discretion. Provider reserves the right to review the Marketing Plan, make suggestions to change or enhance it, and to provide resources to augment those of the Client in order to increase the likelihood of the program attaining the target business forecast. However, Client will have final decision making authority with respect to such marketing.

3.5

If members of the Client Community purchase Services offered by the Provider then Client shall have no responsibility with respect to any such Services and shall have no claim or right in connection with Provider's provisioning of those Services to such Subscribers. Provider reserves the right to deal directly with Subscribers in all matters specifically relating to provisioning of those Services including, but not limited to, the installation, maintenance, support, invoicing and payment, cancellation and removal of the Services.

3.6

Client shall not make any representation to any Subscriber or prospective Subscriber as to the cost, availability, suitability, or any other aspect of any Provider Service which goes beyond the representation(s) contained in Provider's then-current pricing andior sales collateral, unless prior written consent is given by Provider.

IV. RESPONSIBILITIES OF PROVIDER

4.1

Provider will define and execute a series of project plans for implementation of a phased deployment of the Client Community system, such plans to be executed through a series of amendments to Exhibit B, which are incorporated in this agreement as if they were part thereof; provided, however, that each such amendment shall become effective only upon execution by both Client and Provider. As part of the project plans Provider will inform Client as to the exact nature and targeted timeframe of participation required by the Client during the design, implementation and test portions of each stage of the project. Provider will promptly inform Client as to the nature and cause of any changes in the project plan during each stage.

4.2

Once the Client Community is commercially deployed, Provider will provide ongoing service and support for the Client Community as defined in Basic WyndstormTM Service Agreement found in Exhibit C of this agreement which is hereby incorporated in and made part thereof.

4.3

Provider will process all Client-originated orders for Provider Service through Provider's normal provisioning procedures and Provider will notify Client of all orders rejected or accepted. However, Provider commits for the Term hereof to accept any reasonable request to perform maintenance Services in connection with the Client Community and the products developed by Provider hereunder.

4.4

Provider will provide Client with at least thirty (30) day's notice of any rate increases for Services. Notwithstanding the foregoing, Provider shall change its rates and billing mechanisms in its discretion solely to cover any changes in its costs and/or process and any government-mandated rate increases, taxes, and fees (including PICC, USF, and other charges).

4.5

Provider acknowledges that certain of the deliverables described on Exhibit B hereto are "works for hire' for which Client shall become the sole and exclusive owner (the "Client Software"). Provider agrees that, at any time (including after termination of this Agreement or expiration of the Term), Provider will cooperate and assist in any intellectual property registration that Client determines is necessary or desirable to evidence or protect Client's interest in the Client Software. Provider will deliver to Client source code copies of all Client Software developed by Provider, as specified in Section III, Exhibit B hereto. All other software needed to operate or maintain the Client Community will be maintained in a software escrow with an escrowee jointly selected by Client and Provider under a software escrow agreement that will permit Client to operate and maintain the Client Community in the event Provider becomes insolvent, bankrupt or otherwise unable or unwilling to perform. Except for any third party application or hosted services which do not include the rights to directly access or modify source code Provider will I. obtain a perpetual license in favor of Client, and 2. grant to Client a license for all software and other intellectual property necessary to operate and maintain the Client Community, including the right to make additions, alterations and modifications as may be needed for the operation and maintenance of such Client Community. If there is a premature termination that is not caused by Client, and is not an appropriate exercise of rights under Section II and V, then any remaining software not already the subject of a perpetual award to Client shall be so awarded without further documentation.

4.6.

Provider warrants that the all work performed by Provider under the terms of this Agreement will conform in all material respects to its written specifications and Client's custom specifications as described in the exhibits hereto or otherwise as agreed in writing by the parties. Whenever Client and Provider mutually agree that a nonconformity exists, and proper notice has been given, Provider will, as its sole and exclusive liability to Client, and at no cost to Client correct such nonconformity.

4.7

Provider will train Client's personnel in the administration of the hosted platform so that Client's personal can provide tier 1 support directly to end-users per Exhibit C.

4.8

Except in the case of a termination of this Agreement as a result of a Client default as provided. in Article V hereof, upon any termination or expiration of the Term hereof, Provider will provide any and all Services and assistance necessary to transfer the hosting, operation and maintenance of the products provided to Client by Provider hereunder, including the Client Community to either Client or at third party service provider designated by Client.

4.9

Provider will provide for Client's use an electronic copy of all documentation relating to the administration of the hosted Services.

4.10

Provider acknowledges and will protect and defend against all others claiming by our through Provider:

(a)

Client's sole and exclusive ownership of the Client Software developed by Provider, as defined in Exhibit B. Excepted are 3' party applications or hosted services which do not include the rights to directly access or modify source code

(b)

Client's sole and exclusive ownership of all membership lists (subject to Provider's rights to its Subscribers and all data (subject to the rights of Client's members) on the Client Community, including without limitation all marketing data and all advertising materials (subject to the rights of Client's customers).

(c)

Client's right to select a host and/or service provider at the expiration or termination of this Agreement.

V. Termination

5.1

Either party may terminate this Agreement immediately upon written notice in the event that the other party fails to cure any material breach of its obligations within ninety (90) days of written notice of same. No termination of this Agreement shall terminate either party's rights to compensation earned prior to the effective date of such termination.

5.2

If Client terminates this Agreement for any reason other than as permitted in Section 5.1, Client will pay to Provider an early termination fee equal to all unpaid and or unamortized development fees of Provider incurred as of the date of termination notice and associated travel and other expenses, as defined in Exhibit A.

VI. Disclosure of Information

6.1

Each party acknowledges that during the course of their association and by reason of their continued association hereunder, they will continue to have access to, and will gain confidential knowledge and information with respect to the other party's business. Provider and Client acknowledge that such confidential information is a valuable asset, and that unauthorized disclosure or misuse thereof will cause irreparable damage to the owner. Accordingly, for and in the consideration set forth in this Agreement, each party agrees that the confidentiality covenants contained herein constitute reasonable and equitable restrictions necessary to protect legitimate business interests of the other party.

6.2

For the purpose of this Agreement, "confidential information" shall be deemed to include all proprietary and confidential information or data of the owner that is not generally known or available to others including specifically rates, circuitry, vendors and their terms and prices of service, and Subscribers and their terms and prices of service including those provided through this Agreement and all proprietary and confidential information or data of the owner that is not generally known or available to others. Such information would generally be known only to the owner and those employees or independent agents or affiliates to whom it must be confided in order to apply it to the uses intended.

6.3

Provider will not disclose or use any of the Client Software as specified in Section III of Exhibit B, or any data or membership lists from Client Community or any other software, templates, or "look and feel" developed under this Agreement, as specified in Section III of Exhibit B, or otherwise, for the Client Community in connection with any services provided by Provider to any other client or customer or in competition with Client's business. Provider retains the right to use any 3rd party applications, hosted services, content delivery network infrastructure and VoIP carrier services which may be integrated into the Client community for other Provider customers.

VII. Relationship and Non-Solicitation

Neither party shall be deemed to be the agent of the other, and nothing herein shall be deemed to create a joint venture or partnership between the parties. Each party shall be solely responsible for its tax treatment and reporting of any income derived by it and for payment of all taxes due as a result of such income received.

7.2

Each party agrees that it will not either individually or in partnership or jointly with any person or persons, directly or indirectly solicit or recruit current employees of the other party to become employees, agents, affiliates or consultants for the benefit of such party.

VIII. Indemnification and Limitation of Liability

The parties have agreed to the following indemnification provisions based upon their initial understanding of the scope of work and the services and deliverables contemplated hereunder and the operation of the Client Community. However, they agree that any amendment to this Agreement of the Exhibits hereunder may include an amendment to the following provisions.

8.1

Subject to the terms of this Agreement, Provider agrees to defend, indemnify, and hold Client harmless against any liability or claim (a) that the Services or any content provided by Provider violate any law or the trade secrets of a third party or infringes any patent, copyright, trademark, or service mark, and will pay all settlements, resulting costs, awards, judgments, damages and reasonable attorneys' fees finally awarded, or (b) arising out of any transaction or relationship between Provider and a Subscriber, provided that; (1) Client will promptly notify Provider of any such claim; (ii) Client will provide Provider with all information and assistance necessary to defend or settle such liability or claim; and (iii) Provider has final control of the defense and all related settlement negotiations.

8.2

In the event of a negligent or knowingly wrongful action or omission of Client that is outside the direct control of Provider, and subject to the terms of this Agreement, Client agrees to defend, indemnify, and hold Provider harmless against any liability or claim (a) that any material provided by Client violates any law or the trade secrets of a third party or infringes any patent, copyright, trademark, or service mark, and will pay all settlements, resulting costs, awards, judgments, damages and reasonable attorneys' fees finally awarded, or (b) arising out of any transaction or relationship between Client and a Subscriber, provided that: (D Provider will promptly notify Client of any such claim; (ii) Provider will provide Client with all information and assistance necessary to defend or settle such liability or claim; and (iii) Client has final control of the defense and all related settlement negotiations.

8.3

Except as set forth in Section 8.1 or in case of a willful breach by Provider, Provider's sole liability to Client shall be equal to all payments received by Provider hereunder or as a result of any Services provided to Subscribers. Except in case of a willful breach by Provider, Provider shall not be liable to Client for any special., indirect, incidental, or consequential damages (including lost profits) arising from or related to this Agreement, including without limitation damages claimed as a result of failure or delay of Provider in approving prospective Subscribers, or damages claimed as a result of any temporary or permanent failure of the availability or performance of Provider's Services

8.4

Provider agrees that Client shall not be liable to Provider for any incidental, consequential, indirect, or special damages, including lost revenues or profits, arising from or relating to this Agreement, except in the event that such damages proximately stem from a willful breach by Client of its obligations under Articles III, VI, VII, or VIII of this Agreement.

IX. Force Majeure

Neither Party shall be liable and is hereby excused from any material and substantial failure to perform or for material and substantial delay in its performance of its obligations under this Agreement due to causes beyond its reasonable control, including without limitation, interruptions of power or communications services, failure of suppliers or subcontractors, acts of nature, governmental actions, fire, flood, natural disaster, or labor disputes, provided however that the party suffering from such event shall provide prompt notice to the other of the commencement of such event and shall use reasonable efforts to rectify the inability to perform and shall keep the other informed of its progress and the anticipated date upon which such inability shall be limited or eliminated.

X. Assignment

Neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either party without prior written consent of the other party; provided, however that Client may assign to an affiliate or to any person or entity that acquires the portion of the business of Client to which this Agreement or the Services relate.

XI. Publicity

11.1

Neither party shall use the name of the other in public releases, advertising, or similar activities without the prior written consent of the other_

11.2

Both parties agree to facilitate public relations and Press Releases, per 11.1 and 11.2 above effective the signing of this agreement.

XII. Insurance

Provider shall secure and maintain Worker's Compensation, Comprehensive General Liability, vehicle and such other insurance as would be reasonably expected in its line of business in sufficient amounts to cover the risks that are customary with its business.

XIII. Severability

If any provision of this Agreement shall be for any reason held invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect.

XIV. Entire Agreement

This Agreement, including its Exhibits, constitutes the entire understanding of the parties with respect to the subject matter contemplated herein and supersedes any prior or contemporaneous oral or written agreements with respect to such subject matter. Only a written instrument executed by both parties may amend this Agreement, such allowable execution to include email traffic that has been actively confirmed by both parties.

XV. NOTICE

Except when actual receipt is expressly required by the terms hereof, notice is considered given either (i) when delivered by facsimile service to the phone number listed below, (ii) when delivered in person to the recipient named below, or (iii) after deposit in the United States mail in a sealed envelope or container, either registered or certified mail, return receipt requested, postage prepaid, or via overnight courier service, addressed by name and addresses to the party or person intended as follows:

To Provider: ATTN: Legal Counsel 2236 Cathedral Avenue

To Provider:	ATTN: Legal Counsel
2236 Cathedral Avenue
NW Washington, DC 20008 Facsimile #: 202 318 0887
Email: attorney@thomasmcknight.net

Any party may at any time change its address or facsimile number for notification purposes by giving the other party prior written notice as provided in this paragraph by setting forth the new address and the date on which it will become effective. Either party may require, by prior written notice given at any time or from time to time, subsequent notice to be given to another individual person, whether a party or an officer or representative, or to a different address, or both; provided, however, that a P.O. Box shall not be considered to be an address for purposes of this Agreement.

XVI. CONFLICT OF LAWS

This Agreement shall be interpreted in accordance with the laws of the District of Columbia.

IN WITNESS WHEREOF, the signatures below indicate that each party has read this Agreement in its entirety, understands it and agrees to honor and abide by all of its terms as of the date first above written.

YFonGlobal, LLC

Print Name: Marian F. Sabety
Signature:__________________
Title: President and CEO
Date:

Stable Media, LLC

Print Name:
Signature:__________________
Title:
Date:

EXHIBIT H

PACKETPORT.COM, INC.

AUDITED FINANCIAL STATEMENTS FROM ANNUAL REPORT ON FORM 10-KSB

FOR THE FISCAL YEAR ENDED JANUARY 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

-------------------------------------------------------

To the Board of Directors and

Stockholders PacketPort.com, Inc.

We have audited the  accompanying  balance sheet of  PacketPort.com,  Inc. as of January 31, 2007 and the  related  statements  of  operations,  cash flows, and stockholders'  deficiency  for each of the  years in the two year  period  ended January 31, 2007.  These  financial  statements are the responsibility of the company's  management.  Our  responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance  with the standards of the Public  Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control  over  financial  reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting  the amounts and disclosures in the financial  statements,  assessing the  accounting  principles used and significant estimates made by  management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects, the financial position of PacketPort.com, Inc. at January 31, 2007,  and the results of their  operations and their cash flows for each of the years in the two year period ended  January 31,  2007,  in  conformity with accounting principles generally accepted in the United States of America.

The  accompanying  financial  statements  have been  prepared  assuming that the Company  will  continue  as a  going  concern.  As  discussed  in  Note 1 to the financial  statements, the Company incurred a net loss of  $609,575 from its continuing operations during the year ended January 31, 2007 and a stockholders' deficit of $5,064,438 as of that date. In addition, existing cash at January 31, 2007 is not  sufficient to support the Company's  operations for the next year.

These conditions raise the substantial  doubt about its ability to continue as a going  concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

DEMETRIUS & COMPANY, L.L.C.

Wayne, New Jersey

May 16, 2007

PACKETPORT.COM, INC.

BALANCE SHEET JANUARY 31, 2007

ASSETS

Cash	$249

Total Current Assets	249

Machinery & equipment:
Machinery & Equipment, at cost	7,549
Less: Accumulated Depreciation	(7,549)

Machinery & Equipment, net	-

Total Assets	$249

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts Payable	$90,936
Taxes Payable	1,000
Accrued Expenses	169,769
Note Payable - Stockholder	958,307
Note Payable - Microphase Corporation	3,844,675

Total Current Liabilities	5,064,687

Total Liabilities	5,064,687

Stockholders' deficit:
Common Stock, $.003 Par Value, 149,000,000
shares authorized, 21,933,520 shares issued
and outstanding	65,801
Capital in Excess of Par Value	22,211,517

Accumulated Deficit	(27,341,756)

Total Stockholders' Deficit	(5,064,438)

Total Liabilities and Stockholders'
Deficit	$249

The accompanying notes are an integral part of these financial statements.

PACKETPORT.COM, INC.
STATEMENTS OF OPERATIONS

	FOR THE YEAR ENDED
	JANUARY 31,
	2007	2006

Revenues	$-	$-

Cost of Goods Sold:
Product	-	62,237
Software Amortization	-	7,065

Total Cost of Goods Sold	-	69,302

Gross Loss On Sales	-	(69,302)

Selling, General and Administrative Expenses	215,745	236,162
Research and Development	-	66,678

	215,745	302,840

Operating Loss	(215,745)	(372,142)

Other Expense:
Interest Expense	(392,830)	(308,859)
Impairment of Long-Lived Assets	-	(42,825)

	(392,830)	(351,684)

Loss From Continuing Operations,
Before Income Taxes	(608,575)	(723,826)

Income From Discontinued Operations,
Net of Income Taxes of $0 in 2007 and 2006,
offset by benefit from tax loss carryforwards
of $0 in 2007 and 2006	104,749	143,371

Income Taxes	(1,000)	(1,000)

Net Loss	$(504,826)	$(581,455)
Loss Per Share:

Net loss per share from:
Continuing Operations	$(.02)	$(.03)
Discontinued Operations	-	-

	$(.02)	$(.03)
Weighted Average Number of Shares Outstanding	21,933,520	21,875,472

The accompanying notes are an integral part of these financial statements.

PACKETPORT.COM, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
FROM FEBRUARY 1, 2005 TO JANUARY 31, 2007

			CAPITAL IN
	COMMON STOCK		EXCESS OF	COMPENSATION	ACCUMULATED
	SHARES	AMOUNT	PAR VALUE	DEFERRED	DEFICIT	TOTALS

Balances, January 31, 2005	21,746,020	$ 65,238	$ 22,204,580	$ (4,375)	$ (26,255,475)	$ (3,990,032)

Issuance of common stock
for services	187,500	563	6,937	-	-	7,500

Amortization of deferred
employee stock option
compensation	-		-	4,375	-	4,375

Net Loss	-	-	-	-	(581,455)	(581,455)

Balances, January 31, 2006	21,933,520	$ 65,801	$ 22,211,517	$ (-)	$ (26,836,930)	$ (4,559,612)

Net Loss	-	-	-	-	(504,826)	(504,826)

Balances, January 31, 2007	21,933,520	$ 65,801	$ 22,211,517	$ (-)	$ (27,341,756)	$ (5,064,438)

The accompanying notes are an integral part of these financial statements.

PACKETPORT.COM, INC.
STATEMENTS OF CASH FLOWS

	FOR THE YEAR ENDED
	JANUARY 31,

	2007	2006

OPERATING ACTIVITIES

CASH FLOWS FROM CONTINUING OPERATING ACTIVITIES:
Net Loss from continuing operations	$(609,575)	$(724,826)
Add: Adjustments to Reconcile Net Loss to
Net Cash Used in Operating Activities:
Depreciation & Amortization	-	36,164
Amortization of deferred compensation	-	4,375
Impairment of Long-Lived Assets	-	42,825
Inventory writedowns	-	14,862

CHANGES IN OPERATING ASSETS AND LIABILITIES:
Prepaid Expenses and Other Current Assets	-	11,863
Accounts Payable	(10,733)	18,369
Accrued Expenses	(11,575)	(54,683)
Accrued Compensation - Stockholder	100,000	100,000
Accrued Interest Note Payable - Stockholder	74,341	53,625
Accrued Interest Note Payable - Microphase	318,386	252,754

Net Cash Used in Continuing Operating
Activities	(139,156)	(245,547)

CASH FLOWS FROM DISCONTINUED OPERATIONS:
Net Income from Discontinued Operations	104,749	143,371
Accounts Payable	(104,749)	(8,255)
Accrued Expenses	-	(135,116)

Net Cash Used in Discontinued Operations	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from Advances from Microphase	138,961	244,118

Net Cash Provided by Financing Activities	138,961	244,118

Net (Decrease) in Cash	(195)	(1,429)

Cash at Beginning of Year	444	1,873

Cash at End of Year	$249	$444

Supplemental Cash Flow Information:
Cash paid for Interest	$103	$2,480

Cash paid for Income Taxes	$1,000	$1,000

The accompanying notes are an integral part of these financial statements.

PACKETPORT.COM INC

NOTES TO THE FINANCIAL STATEMENTS

JANUARY 31, 2007

NOTE 1-BASIS OF PRESENTATION

As shown in the accompanying financial statements, the Company incurred a net loss from continuing operations of $609,575 during the year ended January 31, 2007 and stockholders' deficit was $5,064,438 as of that date. In addition, cash available at January 31, 2007 is not sufficient to support the Company's operations for the next year. The Company needs to raise more capital through public or private financing. The Company does not know if additional financing will be available or, if available, whether it will be available on attractive terms. If the Company does raise more capital in the future, it is probable that it will result in substantial dilution to its stockholders. These factors create substantial doubt as to the Company's ability to continue as a going concern.

The Company intends to continue its efforts to complete the necessary steps in order to meet its cash flow requirements throughout fiscal 2008 and to continue its commercialization efforts. Management's plans in this regard include, but are not limited to, the following:

1.    Evaluate new directions and business opportunities for the Company.

2.    Raise additional working capital through borrowing or through issuing equity securities.

Management is uncertain if it will be successful in executing the above plans. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2-BUSINESS DESCRIPTION

PacketPort.com, Inc.'s business was an Internet centric business program geared for delivery of Internet Protocol (IP) based phone services. The business program resulted from the convergence of several worldwide trends in technology, international communications policy, and international regulation, as well as the fundamental dynamics of the global economics of telecommunications.

The Company was unsuccessful in executing its business program and is now evaluating new directions and business opportunities.

NOTE 3-MAJOR CUSTOMERS AND LINE OF BUSINESS

The Company adopted Statement of Financial Accounting Standard (SFAS) No. 131 "Disclosure about Segments of an Enterprise and Related Information."  SFAS 131 establishes annual and interim reporting standards for an enterprise's operating segments and related disclosures about its products, services, geographic areas and major customers.

Under SFAS 131, the Company's operations are treated as one operating segment as it only reports profit and loss information on an aggregate basis to chief operating decision makers of the Company. There were no product sales during fiscal years ended January 31, 2007 and 2006.

NOTE 4-SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RESEARCH AND DEVELOPMENT

Research and development costs are charged to operations as incurred in accordance with Statement of Financial Accounting Standards ("SFAS"), No. 2, "Accounting for Research and Development Costs."

SEGREGATION OF DISCONTINUED OPERATIONS

On May 16, 2003, PacketPort.com, Inc. ("Packetport") sold to Themis Computer, certain software, licenses and other assets pursuant to a sale and leaseback transaction in which the assets transferred under the Asset Purchase Agreement ("APA") and license rights to the software reverted back to PacketPort pursuant to the License Agreement ("License Agreement" and collectively "the Agreements"). Under the Agreements, the perpetual licenses belonged to PacketPort and were to be activated technologically through software "keys" held by the owner of the software, currently, Transcom, Ltd. an Australian company("Transcom"). The Agreements contained certain revenue-sharing obligations by Themis, and certain support obligations by Themis, subsequently inherited by Transcom pursuant to its claim of having inherited rights under the Agreements. PacketPort had claims for support registered with Portelis when Themis sold the assets to Transcom in November 2004. PacketPort continued to assert its claim for support and revision update against Transcom and Themis following the November 2004 transaction, as well as a claim for entitlement to revenue-sharing under the Agreements as a result of the sale of the relevant products to Transcom by Themis, and correspondingly by a partnership between Transcom International Limited and Australian Internet Service Provider Chariot Limited. Transcom and Themis to date have refused to make payment and/or to provide the required revision, for which PacketPort considers them to be in breach of the Agreements.

In a letter dated June 22, 2005, Transcom notified PacketPort that it had terminated the License Agreement and refused to issue further keys because of the alleged failure of PacketPort to be all-inclusive in a periodic report of information already held by Transcom. PacketPort believed that its report was as required by the Agreement, and that Transcom was seeking a means of eliminating PacketPort's right to use of the licenses to which PacketPort took ownership upon the closing of its transaction with Themis. To date, PacketPort has not sought any possible legal remedies that would rectify the alleged breach of the Agreements.

The Company believed that, without the 500,000 licenses it rightfully owns, its only alternative was to negotiate alliances with strategic co-venturers and reseller partners in the IP Telephony industry. To date, no such alliances have been formed.

As a result of the uncertainty relating to the possible termination of the License Agreement, discussed above, the Company determined that most of its long-lived assets became impaired. During the fiscal year ended January 31, 2006, the Company consequently wrote off machinery & equipment, software and licenses with a combined net book value of $42,825; the Company also wrote off - to cost of goods sold - $14,862 of inventory.

For the statement of operations for the fiscal years ended January 31, 2007 and 2006, respectively, the revenue and expenses associated with the intellectual properties and other assets sold have been accounted for as discontinued operations in the current financial statements and condensed information is summarized below:

	YEAR ENDING
	JANUARY 31,

	2007	2006

Total Revenues	$-	$-
Cost of Goods Sold	-	-

Gross Margin	-	-

Operating Expenses	-	-

Other Income Items:
Accounts Payable write-offs	104,749	8,255
Settlement Income	-	135,116

Income From Discontinued Operations	$104,749	$143,371

Pursuant to Company policy, the Company wrote off $104,749 of inactive accounts payable invoices older than five years at January 31, 2007, versus $8,255 at January 31, 2006.

Settlement income in fiscal 2006 relates to the cancellation of accrued charges with respect to an expired warranty claim against the Company.

CASH AND CASH EQUIVALENTS

The Company considers all short-term debt securities purchased with an original maturity of three months or less to be cash equivalents. There were no cash equivalents at January 31, 2007 and 2006.

SUPPLEMENTAL CASH FLOWS DISCLOSURES

Cash flows from operating activities for the year ended January 31, 2007 reflects interest paid of $103, interest earned of $0 and taxes paid of $1,000. Cash flows from operating activities for the year ended January 31, 2006 reflects interest paid of $2,480, interest earned of $0 and taxes paid of $1,000.

MACHINERY AND EQUIPMENT AND CAPITAL LEASES

Machinery and equipment are stated at cost. Property and equipment are comprised predominantly of computer equipment, furniture and fixtures.  Expenditures for maintenance and repairs are charged to operations as incurred.  Depreciation and amortization are provided for utilizing the straight-line method over the estimated useful lives of the property and equipment. Depreciation expense for the years ended January 31, 2007 and 2006 was $0 and $29,098, respectively. Effective July 31, 2005, the Company wrote off machinery and equipment with a net book value of $18,084 (cost - $319,829; accumulated depreciation - $301,745) due to the impairment caused by Themis' ceasing its support of the License Agreement, discussed above.

REVENUE RECOGNITION

HARDWARE

Revenues are recorded when products are shipped. There was no hardware revenue during the fiscal years ended January 31, 2007 and 2006.

SOFTWARE

The Company provided its software through an alliance program. Revenue is recorded when the alliance partner is invoiced, after the service becomes available and is used by the partner's subscribers. Revenue on support contracts is recognized over the term of the contracts, which generally is one year. There was no revenue from software licenses or support contracts during the fiscal years ended January 31, 2007 and 2006.

CAPITALIZED SOFTWARE COSTS

Costs related to the conceptual formulation and design of licensed programs are expensed as research and development. Costs incurred subsequent to the establishment of technological feasibility to produce the finished product are generally capitalized. No such capitalized software costs were incurred during fiscal years ended January 31, 2007 and 2006.

Amortization of prior years capitalized software costs are included in the Cost of Goods Sold section of the Statement of Operations and amounted to $0 and $7,065 for the years ended January 31, 2007 and 2006, respectively. The capitalization of such costs and the related amortization is in accordance with SFAS No.86. Effective July 31, 2005, the Company wrote off licenses and software with a net book value of $24,471 (cost - $48,633; accumulated amortization - $23,892) due to the impairment caused by Themis' ceasing its support of the License Agreement, discussed above.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company adopted SFAS No. 107 "Disclosures About Fair Value of Financial Instruments," that requires disclosure of fair value information about financial instruments whether or not recognized in the balance sheet. The carrying amounts reported in the balance sheet for cash, trade receivables, accounts payable and accrued expenses approximate fair value based on the short-term maturity of these instruments.

ACCOUNTING FOR LONG-LIVED ASSETS

 The Company reviews long-lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. For the fiscal year ended January 31, 2006, the Company wrote off net book value of $42,825 of its long-lived assets (machinery and equipment, licenses and software) due to such impairment. There were no such impairments in the current fiscal year.

INCOME TAXES

The Company has adopted Financial Accounting Standards Board Statement No.109, "Accounting for Income Taxes," which requires an asset and liability approach to accounting for income taxes. Deferred income taxes are recorded for temporary differences between taxable income and pretax financial income and the tax bases of assets or liabilities and their reported amounts in the financial statements. Because of the uncertainty regarding the Company's future profitability, the future tax benefits of its losses have not been recorded in the accompanying consolidated financial statements.

STOCK BASED COMPENSATION

In December 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123 (revised 2004). SFAS No. 123 supersedes APB Opinion No. 25.  Under APB Opinion No. 25, no compensation expense is recognized for employee stock option grants if the exercise price of the Company's stock option grants is at or above the fair market value of the underlying stock on the date of grant. Under SFAS No. 123R, compensation expense is recognized for employee stock option grants. SFAS No. 123R requires the determination of the fair value of the share-based compensation at the grant date and the recognition of the related expense over the period in which the share-based compensation vests. The Company adopted SFAS No. 123R effective February 1, 2006.

LOSS PER SHARE

The Company has adopted SFAS No.128, "Earnings per Share." Earnings per common share are computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period. The earnings per common share computation, assuming dilution, gives effect to all dilutive potential common shares during the period. The computation assumes that the outstanding stock options and warrants were exercised and that the proceeds were used to purchase common shares of the Company. Common equivalent shares have been excluded from the computation of diluted earnings per share since their effect is antidilutive.

NOTE 5-STOCKHOLDERS' EQUITY

On October 29, 2003 the Company's shareholders approved an amendment of the Articles of Incorporation to authorize an increase in the capitalization of the Company's common shares from 24,900,000 shares to 149,000,000 shares of common stock utilized.

The following is a description of transactions in which the Company issued its securities during the fiscal years ended January 31, 2007 and 2006.

(1)

The Company issued no shares of its common stock during the fiscal year ended January 31, 2007.

(2)

The Company issued 187,500 shares of its common stock to settle a liability of $7,500 in professional fees during the fiscal year ended January 31, 2006.

ACCOUNTING FOR EMPLOYEE STOCK OPTIONS

During the year ended January 31, 1997, the Board of Directors of the Company adopted, and the stockholders approved in March 1997, the Linkon Corporation 1996 Stock Option and Performance Incentive Plan (the "Option Plan"). This plan provides for awards of up to 1,000,000 options to purchase Common Stock of the Company to employees of the Company and its subsidiaries during the term of the Option Plan. These shares have been reserved by the Board of Directors from the Company's authorized but unissued shares of Common Stock.

The above plan was amended as of May 18, 1998 and again as of October 29, 2003, (with the approval of the Company's shareholders, at the respective annual meeting of the Company), to increase the number of shares available for awards from 1,000,000 to 2,500,000 and then to 10,000,000.

Outstanding options and warrants expire at various dates through November 2008.

There were no options or warrants granted in fiscal years ended January 31, 2007 or 2006.

In December 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123 (revised 2004). SFAS No. 123 supersedes APB Opinion No. 25.  Under APB Opinion No. 25, no compensation expense is recognized for employee stock option grants if the exercise price of the Company's stock option grants is at or above the fair market value of the underlying stock on the date of grant. Under SFAS No. 123R, compensation expense is recognized for employee stock option grants. SFAS No. 123R requires the determination of the fair value of the share-based compensation at the grant date and the recognition of the related expense over the period in which the share-based compensation vests. The Company adopted SFAS No. 123R effective February 1, 2006.

The following table illustrates the effect on net loss and loss per share as if the fair value based method has been applied to all outstanding and unvested awards in each period.

		YEAR ENDING
		JANUARY 31,
		2007	2006

Net loss, as reported		$(504,826)	$(581,455)
Add:	Stock-based employee compensation expense
included in reported net loss, net of related
tax effects		0	4,375
Deduct:	Total stock-based compensation expense
determined under fair value based method for
all awards, net of related tax		0	(9,129)

Proforma net loss		$(504,826)	$(586,209)
Loss per share
Basic and diluted - as reported		$(.02)	$(.03)
Basic and diluted - proforma		$(.02)	$(.03)

For the years ended January 31, 2007 and 2006, the Company recorded non-cash charges for option awards totaling $0 and $0 and deferred compensation totaling $0 and $4,375, respectively.

Options Outstanding

         The following table summarizes the changes in stock options outstanding to directors, employees and consultants for shares of the Company's common stock:

STOCK OPTIONS
Weighted average exercise price

Outstanding at:
January 31, 2005	4,361,065	$.56
Granted	-	.--
Exercised	-	.--
Expired/Canceled	(1,901,065)	(.98)

Outstanding at:
January 31, 2006	2,460,000	$.25
Granted	-	.--
Exercised	-	.--
Expired/Canceled	(460,000)	(.46)

Outstanding at:
January 31, 2007	2,000,000	$.20

The following summarizes information about stock options outstanding and the related exercise price ranges at January 31, 2007:

WEIGHTED
			AVERAGE	WEIGHTED	WEIGHTED
			REMAINING	AVERAGE	AVERAGE
RANGE OF	NUMBER		CONTRACTUAL	NUMBER	EXERCISE
EXERCISE PRICE	OUTSTANDING	LIFE	EXERCISE	EXERCISABLE	PRICE

$ .20	2,000,000	2.8	$ .20	2,000,000	$ .20

Warrants Outstanding

         The following summarizes information about warrants, issued pursuant to various financing transactions, as adjusted for the 3:1 reverse split in December, 1999:

Outstanding at:
January 31, 2004	6,879,810
Issued	-
Exercised	-
Expired	-

Outstanding at:
January 31, 2005	6,879,810
Issued	-
Exercised	-
Expired	-

Outstanding at:
January 31, 2006	6,879,810
Issued	-
Exercised	-
Expired	(5,379,810)

1,500,000

         The following summarizes information about warrants outstanding at January 31, 2007:

				WEIGHTED	WEIGHTED
		REMAINING	WEIGHTED	AVERAGE	AVERAGE
RANGE OF	NUMBER	CONTRACTUAL	AVERAGE	NUMBER	EXERCISE
EXERCISE PRICE	OUTSTANDING	LIFE	EXERCISE	EXERCISABLE	PRICE

$.10	1,500,000	2.3	$ .10	1,500,000	$.10

NOTE 6-INCOME TAXES

At January 31, 2007 and 2006, the Company had net operating loss carryforwards of approximately $23,890,000 and $24,560,000, respectively, for book and tax purposes, expiring from 2008 to 2024. As a result of the Tax Reform Act of 1986, the Company is obligated to pay an alternative minimum tax on its alternative minimum taxable income, even though it has a loss carryforward. These carryforwards are subject to possible limitations on annual utilization if there are "equity structural shifts" or "owner shifts" involving "5% shareholders" (as these terms are defined in Section 382 of the Internal Revenue Code), which result in more than a 50% point change in ownership.

At this time, the Company does not believe it can reliably predict profitability beyond the current fiscal year. Accordingly, the deferred tax asset applicable to operations subsequent to January 31, 2007 has been reduced in its entirety by the valuation allowance. For the periods ending January 31, 2007 and 2006 the (provision) for taxes, net of the benefit from utilization of tax loss carryforwards in 2006, is comprised only of appropriate state income taxes.

Reconciliation of income taxes shown in the financial statements and amounts computed by applying the Federal income tax rate of 34% for the years ended January 31, 2007 and 2006 respectively is as follows:

	JANUARY 31,

	2007	2006

Loss Before Income Taxes	$(504,826)	$ (581,455)
Computed expected tax credit	-	-
Current year tax provision	171,640	197,695
Operating loss for which no
benefits were provided	(171,640)	(197,695)
Tax benefit - utilization of tax loss
carryforwards	-	-
State and local tax	(1,000)	(1,000)
Provision for income taxes	$(1,000)	$(1,000)

NOTE 7 - COMMITMENTS AND CONTINGENCIES

SEC Investigation

In April 2000, the Securities and Exchange Commission initiated an investigation relating to fluctuations in the price of the Company's common stock subsequent to the change in name from Linkon Corporation to PacketPort.com, Inc. on December 9, 1999.

The Company was advised in April 2002 that following an investigation by the staff of the Securities and Exchange Commission, the staff intended to recommend that the Commission file a civil injunctive action against Packetport.com, Inc. ("Packetport") and its Officer's and Directors. Such recommendation related to alleged civil violations by Packetport and such Officers and Directors of various sections of the Federal Securities Laws. The staff has alleged civil violations of Sections 5 and 17(a) of the Securities Act of 1933 and Sections 10(b) and 13(d) of the Securities Exchanges Act of 1934.

On November 15, 2005, the Commission filed a civil enforcement action against 6 individuals and 4 companies as a result of its investigation, in federal district court in the State of Connecticut, alleging various violations of the Securities Act of 1933 including Sections 5, Section 17(a) and the Securities Exchange Act of 1934 including Sections 10b, Rule 10b-5, Section 12, Section 13, Section 16 in connection with the purchase and sale of stock of Packetport in the period on or about December 14, 1999 into February of 2000. The defendants include the CEO and COO of PacketPort as well as Microphase Corporation, a privately held Connecticut corporation, which shares common management with PacketPort. The CEO and COO of PacketPort and Microphase Corporation deny any violation of the law by each or any of them and intend to vigorously contest all charges set forth in such enforcement action by the Commission.

In a ruling (3:05 CV 1747 (PCD)) dated March 21, 2007, the United States District Court for the District of Connecticut granted a motion by the defendants to dismiss, under Federal Rule 41(b) of the Federal Rules of Civil Procedure, the civil lawsuit filed on November 15, 2005 by the Securities and Exchange Commission against PacketPort.com, Inc. et. al. for lack of prosecution. On April 4, 2007, the Securities and Exchange Commission filed a motion for reconsideration, asking the District Court to reconsider, alter or amend its prior Order dismissing the action.

LITIGATION

From time to time the Company may be involved in various legal proceedings and other matters arising in the normal course of business. The Company believes no such actions would result in liabilities in excess of amounts accrued in the financial statements.

LEASES

In November, 1999, the Company moved to its present location of approximately 1,000 square feet with rent, including administrative support services, at $5,000 per month through June 30, 2005 and $2,500 per month thereafter, on a month to month basis to Microphase Corporation. Rent expense and administrative support charged to operations was $30,000 for the fiscal year ended January 31, 2007 and $42,500 for the fiscal year ended January 31, 2006.

EMPLOYMENT AGREEMENTS

There were no employment agreements in effect during the fiscal year ended January 31, 2007.

NOTE 8-RELATED PARTY INFORMATION

The Company leased approximately 1,000 square feet for $6,000 per month through June 30, 2004, $5,000 per month through June 30, 2005 and $2,500 per month thereafter on a month-to-month basis from Microphase Corporation, a company which concurrently employs the Company's president and vice president. The monthly rent also includes certain administrative support services supplied by Microphase.

The Company's president is the 100% owner of PacketPort, Inc. The Company's president earned executive consulting fees of $100,000 for each of the fiscal years ended January 31, 2007 and January 31, 2006. The Company's vice president earned no consulting fees for either of the fiscal years.

The Company owed the Company president $958,307 and $783,966 at January 31, 2007 and 2006, respectively, including accrued interest. These amounts, which are included in notes payable-stockholder, consist of unpaid executive consulting fees, cash advances from the Company president and accrued interest.  The note is subject to interest at prime plus 3%. The note, including accrued interest, is payable to the Company's president upon demand. The Company incurred interest expense to the Company's president of $74,341 and $53,625 that are included in interest expense and note payable - stockholder in fiscal years ended January 31, 2007 and 2006, respectively.

The Company owed Microphase Corporation $3,844,675 and $3,387,328 at January 31, 2007 and 2006, respectively, as a result of cash advances, unpaid rent, payments made by Microphase Corporation on behalf of the Company and accrued interest. The note, including accrued interest, is payable to Microphase upon demand. Additional advances made by Microphase during fiscal year ended January 31, 2007 totaled $138,961. The Company incurred interest expense to Microphase Corporation of $318,386 and $252,754 for fiscal years ended January 31, 2007 and 2006, respectively. These amounts are included in interest expense and note payable - Microphase for the two years.

EXHIBIT I

PACKETPORT.COM, INC.

UNAUDITED FINANCIAL STATEMENTS FROM QUARTERLY REPORT ON FORM 10-QSB

FOR THE FISCAL QUARTER ENDED OCTOBER 31, 2007

	OCTOBER 31,	JANUARY 31,
	2007	2007

	(Unaudited)
ASSETS
Cash	$163	$249

Total Current Assets	163	249

Machinery & equipment:
Machinery & Equipment, at cost	7,549	7,549
Less: Accumulated Depreciation	(7,549)	(7,549)

Machinery & Equipment, net	-	-

Total Assets	$163	$249

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
Accounts Payable	$98,507	$90,936
Taxes Payable	1,000	1,000
Accrued Expenses	128,269	169,769
Note Payable - Stockholder	1,060,728	958,307
Note Payable - Microphase Corporation	4,195,040	3,844,675

Total Current Liabilities	5,483,544	5,064,687

Total Liabilities	5,483,544	5,064,687

Stockholders' Deficit:
Common Stock, $.003 Par Value, 149,000,000
shares authorized, 22,107,520 and 21,933,520
shares issued and outstanding at October 31, 2007
and January 31, 2007, respectively.	66,323	65,801
Capital in Excess of Par Value	22,215,345	22,211,517
Accumulated Deficit	(27,765,039)	(27,341,756)

Total Stockholders' Deficit	(5,483,381)	(5,064,438)

Total Liabilities and Stockholders'
Deficit	$163	$249

See Notes to Financial Statements.

PACKETPORT.COM, INC.
STATEMENTS OF OPERATIONS
(UNAUDITED)

	FOR THE THREE MONTHS ENDED
	OCTOBER 31,
	2007	2006

Revenues	$-	$-

Cost of Goods Sold:
-Product	-	-
-Software Amortization	-	-

Total Cost of Goods Sold	-	-

Gross Margin on Sales	-	-

Selling, General and Administrative Expenses	38,622	28,067
Research and Development Expenses	-	-

	38,622	28,067

Operating Loss	(38,622)	(28,067)

Other Expenses:
Interest Expense	(105,592)	(100,449)

	(105,592)	(100,449)

Net Loss	$(144,214)	$(128,516)

Basic and Diluted
Net Loss per share	$(.01)	$(.01)

Basic and Diluted
Weighted Average Number of Shares Outstanding	22,107,520	21,933,520

See Notes to Financial Statements.

PACKETPORT.COM, INC.
STATEMENTS OF OPERATIONS
(UNAUDITED)

	FOR THE NINE MONTHS ENDED
	OCTOBER 31,
	2007	2006

Revenues	$-	$-

Cost of Goods Sold:
-Product	-	-
-Software Amortization	-	-

Total Cost of Goods Sold	-	-

Gross Margin on Sales	-	-

Selling, General and Administrative Expenses	106,200	97,614
Research and Development Expenses	-	-

	106,200	97,614

Operating Loss	(106,200)	(97,614)

Other Expenses:
Interest Expense	(317,093)	(291,130)

	(317,093)	(291,130)

Net Loss	$(423,293)	$(388,744)

Basic and Diluted
Net Loss per share	$(.02)	$(.02)

Basic and Diluted
Weighted Average Number of Shares Outstanding	22,026,575	21,933,520

See Notes to Financial Statements.

PACKETPORT.COM, INC.
STATEMENTS OF CASH FLOWS
(UNAUDITED)

	FOR THE NINE MONTHS
	ENDED
	OCTOBER 31,
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Loss	$(423,293)	$(388,744)

Add: Adjustments to Reconcile Net Loss
to Net Cash Used in Operating Activities:	-	-

Changes in Assets and Liabilities:

Accounts Payable	11,921	2,473
Accrued Expenses	(4,000)	(15,500)
Accrued Interest Note Payable - Stockholder	64,921	55,406
Accrued Interest Note Payable - Microphase	252,137	235,724

Net Cash (Used in) Operating Activities	(98,314)	(110,641)

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from Notes Payable - Microphase	98,228	110,327

Net Cash Provided By Financing Activities	98,228	110,327

Net Increase (Decrease) in Cash	(86)	(314)

Cash at the Beginning of Period	249	444

Cash at the End of Period	$163	$130

Supplemental Information:

Cash paid for interest	$35	$-

Cash paid for taxes	$-	$-

Non-cash Transactions:

Payment to accounts payable vendor of
174,000 shares of common stock	$4,350	$-

PACKETPORT.COM, INC.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2007

(UNAUDITED)

NOTE 1-BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles in the United States for full year financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included and are of a normal, recurring nature. Operating results for the nine - month period ended October 31, 2007 are not necessarily indicative of the results that may be expected for the full year. These financial statements should be read in conjunction with the financial statements and the notes thereto that are included in the Company’s Annual Report on Form 10-KSB for the fiscal period ended January 31, 2007.

Going Concern

As shown in the accompanying financial statements, the Company reported a net loss of $423,293 during the nine months ended October 31, 2007 and stockholders’ deficit was $5,483,381 at that date. In addition, cash available at October 31, 2007 is not sufficient to support the Company's operations for the next year. The Company needs to raise more capital through public or private financing.

As of October 31, 2007, the Company, its wholly-owned subsidiary Packetport Acquisitions, Inc. and Wyndstorm Corporation (“Wyndstorm”) executed and delivered an Agreement and Plan of Merger. Pursuant to the agreement, the Company will acquire Wyndstorm by means of a merger with Packetport Acquisitions, Inc.  At closing of the merger, the Company has agreed to issue the Wyndstorm shareholders the amount of shares of Company common stock so that Wyndstorm shareholders will own approximately eighty six percent (86%) of the Company’s outstanding common shares following the merger.

Wyndstorm tailors and hosts a turnkey social networking platform for Internet use and has recently added voice over IP to its product line.  See Note 4 “Equity Transactions” for additional information regarding the merger.

Business Operations

There are no ongoing business operations at the present time.

NOTE 2-LOSS PER SHARE

The Company has adopted SFAS No.128, "Earnings per Share." Earnings per common share are computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period. The earnings per common share computation, assuming dilution, gives effect to all dilutive potential common shares during the period. The computation assumes that the outstanding stock options and warrants were exercised and that the proceeds were used to purchase common shares of the Company. Common equivalent shares have been excluded from the computation of diluted earnings per share since their effect is antidilutive.

NOTE 3-RELATED PARTY INFORMATION

The Company has leased approximately 1,000 square feet for $2,500 per month since July 1, 2005 on a month-to-month basis from Microphase Corporation, a company that concurrently employs the Company's president and vice president. The monthly rent also includes certain administrative support services supplied by Microphase.

The Company's president is the 100% owner of PacketPort, Inc. The Company owed the Company president $1,060,728 and $958,307 at October 31, 2007 and January 31, 2007, respectively, including accrued interest. These amounts, which are included in notes payable-stockholder, consist of unpaid executive consulting fees, cash advances from the Company president and accrued interest. The note is subject to interest at prime plus 3%. The principal plus accrued interest is payable to the Company's President upon demand. The Company incurred interest expense to the Company's president of $64,921 and $55,406 that are included in interest expense in the nine-month periods ended October 31, 2007 and 2006, respectively.

The Company owed Microphase Corporation $4,195,040 and $3,844,675 at October 31, 2007 and January 31, 2007, respectively, as a result of cash advances, unpaid rent, payments made by Microphase Corporation on behalf of the Company and accrued interest. The note is subject to interest at prime plus 3%. The principal plus accrued interest is payable to Microphase upon demand. Additional advances made by Microphase during the nine-month period ended October 31, 2007 totaled $98,228. The Company incurred interest expense to Microphase Corporation of $252,137 and $235,724 for the nine-month periods ended October 31, 2007 and 2006, respectively. These amounts are included in interest expense for the two periods.

NOTE 4-EQUITY TRANSACTIONS

On June 7, 2007, the Company issued 174,000 shares of its common stock to settle a liability of $4,350 in professional fees.  There were no equity transactions during the nine-month period ended October 31, 2006.

The Company engaged Source Capital Group, an investment banking firm specializing in the placement of private equity, to seek a business opportunity for the Company and its shareholders. In June 2007, representatives of Wyndstorm Corporation (“Wyndstorm”), a company with an internet social networking business, and the Company met to discuss a potential business combination.  Following a series of meetings and further negotiations, Wyndstorm and the Company signed a confidential Letter of Intent pursuant to which the parties agreed to a proposed business combination and to draft and execute a definitive agreement as soon as practicable.  Thereafter, Company and Wyndstorm management began financial and legal due diligence reviews of each other’s businesses and organizations. On October 30, 2007, the Company’s Board of Directors unanimously approved the proposed transactions between the Company and Wyndstorm.  As of October 31, 2007, the Company, its wholly owned subsidiary Packetport Acquisitions, Inc. and Wyndstorm executed and delivered an Agreement and Plan of Merger. Pursuant to the agreement, the Company will acquire Wyndstorm by means of a merger with Packetport Acquisitions, Inc.  At closing of the merger the Company has agreed to issue the Wyndstorm shareholders the amount of shares of Company common stock so that Wyndstorm shareholders will own approximately eighty six percent (86%) of the Company’s outstanding common shares following the merger.  The closing of the merger is subject to customary closing conditions, including the requirement that the Company hold a shareholders meeting and file a proxy statement to obtain shareholder approval of the merger.  The Company intends to deliver notification of the shareholders meeting and the proxy in the next fiscal quarter.

Finalized SEC Investigation

In April 2000, the Securities and Exchange Commission initiated an investigation relating to fluctuations in the price of the Company's common stock subsequent to the change in name from Linkon Corporation to PacketPort.com, Inc. on December 9, 1999.

The Company was advised in April 2002 that following an investigation by the staff of the Securities and Exchange Commission, the staff intended to recommend that the Commission file a civil injunctive action against the Company and its officers and directors.

On November 15, 2005, the Commission filed a civil enforcement action against 6 individuals and 4 companies as a result of its investigation, in federal district court in the State of Connecticut, alleging various violations of the Securities Act of 1933 including Sections 5, Section 17(a) and the Securities Exchange Act of 1934 including Sections 10b, Rule 10b-5, Section 12, Section 13, Section 16 in connection with the purchase and sale of stock of the Company in the period on or about December 14, 1999 into February of 2000. The defendants include the CEO and COO of the Company as well as Microphase Corporation, a privately held Connecticut corporation that shares common management with the Company.

On October 19, 2007, in connection with the settlement and dismissal of the civil law suit originally filed on November 15, 2005 by the Commission, the SEC issued a Cease and Desist Order and certain remedial actions against the Company, its directors and officers, Microphase Corporation, and others. The two officers of the Company are Mr. Ronald A. Durando, President and Chief Executive Officer and Mr. Gustave T. Dotoli, the Chief Operating Officer who also serve as directors and Mr. Robert Jaffe, a former director. More information regarding the detailed terms of the settlement can be found in SEC release No 8858 dated October 18, 2007 promulgated under the Securities Act of 1933 and SEC Release No. 56672 dated October 18, 2007 promulgated pursuant to the Securities Exchange Act of 1934.

Mr. Durando and Mr. Dotoli will continue to serve as officers and directors of the Company until completion of the merger with Wyndstorm, as described above.  Mr. Durando and Mr. Dotoli together with Microphase Corporation and others, without admitting or denying the findings of the SEC, except as to jurisdiction and subject matter, have consented to the entry of the Order Instituting Cease and Desist Proceedings, Making Findings and Imposing a Cease and Desist Order and Remedial Sanctions pursuant to Section 8A of the Securities Exchange Act of 1933 and Section 21C of the Securities Exchange Act of 1934.

Other Legal Proceedings

From time to time the Company may be involved in various legal proceedings and other matters arising in the normal course of business. The Company believes no such actions would result in liabilities in excess of amounts accrued in the financial statements.

EXHIBIT J

PACKETPORT.COM, INC.

MATERIAL CONTRACTS

See attached letter agreement with Source Capital Group, Inc., dated as of June 5, 2007.

SOURCE ENGAGEMENT LETTER

Source
Capital Group, Inc.

Members NASD, SIPC Investment Bankers / Brokers vgrover@sourcegrp.com

Vik Grover, CFA - Managing Director

June 5, 2007

Ronald A. Durando
Chairman & Chief Executive Officer
PacketPort.com Inc.
587 Connecticut Avenue
Norwalk, CT 06854

Dear Mr. Durando:

The purpose of this letter is to confirm the understanding and agreement (the "Agreement") between Source Capital Group, Inc., ("SCG") and PacketPort.com Inc. and its subsidiaries and affiliates (or the "Company"), regarding the retention of SCG by the Company as its exclusive financial advisor for the purposes set forth herein:

Under this Agreement, SCG will provide financial advisory services to the Company as follows:

A) Raising of Capital. SCG shall use its best efforts to provide up to but not limited to $10 millior financing, pursue strategic acquisitions for PacketPort.com and/or sell PacketPort.com Inc. to ε strategic buyer.

B) Fees, Commissions & Expenses. The Company agrees to pay the following fees to SCG for its services.

1. SCG shall be compensated 7% cash and 7% in warrants on all equity funds raised, 3% cash and 3% warrants on all debt funds raised. The warrants strike price shall be at a 20% premium to the price a financing is provided.

2. SCG will receive 240,000 5-year warrants, priced at market, as a non-refundable, non-accountable retainer upon signing of this agreement.

3. Expenses. The Company agrees to reimburse SCG for all deal-related expenses, with any expenses above $500 to be pre-approved by the Company.

4. All cash payments under this Agreement shall be made in U.S. dollars and without withholding or deduction of any tax, assessment or other governmental charges unless required by law. At closing any and all fees associated with this transaction are to be settled. Fees and retainers should be made payable and wired to:

Source Capital Group Inc.
Bank of America
ABA # 011900571
Acct. # 9361882644

VG

RP

Source Capital Group, Inc. Page 2 of 6

C) Mergers, Acquisitions & Joint Ventures ("MA&JV"). SCG will assist the Company in its discussions with potential MA&JV candidates, which may include directly negotiating on the Company's behalf and the rendering independent opinions as to valuation and formulae, among other things. The Company will pay SCG a closing fee for the amount paid or received in kind (PIK) in any transaction by and or between the Company, the MA&JV candidate and or the surviving company (the "M&A Fee") as follows: 5% of the first $10 million consideration, 3% of consideration between $10-20 million, and 1% of any consideration above $20 million. Any potential MA&JV candidate introduced by SCG, with which the Company enters into a letter of intent, will fall under the M&A engagement. This fee shall apply to any strategic partnerships or take-private transactions as well. If the Company sells itself during this engagement period to a Company introduced by other than SCG, than SCG shall be entitled to a 1% break-up fee. If SCG is engaged as financial advisor by a company that SCG introduces to PacketPort.com for the purpose of a strategic combination, SCG will only receive a 1% finder's fee from PacketPort.com for the introduction, rather than full payment under the schedule above, to allow PacketPort.com to engage an independent advisor to represent it during the transaction.

D) Information. The Company will furnish or cause to be furnished to SCG, such information, as SCG believes appropriate to its assignment (all such information so furnished being the "Information"). SCG acknowledges that it has reviewed all of the public 8K filings of the Company, including, without limitation, the filing of November 21, 2005 that describes the current Civil Action by the SEC against the Company, its Officers and Directors and others. The Company recognizes and confirms that SCG (a) will use and rely primarily on the Information and on information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same, (b) does not assume responsibility for the accuracy or completeness of the Information and such other information, (c) is entitled to rely upon the Information without independent verification and (d) will not make an appraisal of any assets in connection with its assignment

E) Exclusivity. The Company's relationship with SCG will be exclusive.

F) Confidentiality. Except as contemplated by the terms hereof or as required by applicable law or legal process, SCG shall keep confidential all non-public information provided to it by or at the request of the Company, and shall not disclose such information to any third party or to any of its employees or advisors except to those persons who have a need to know such information in connection with SCG's performance of its responsibilities hereunder. The Company understands that any documents, presentations or analyses prepared by SCG are proprietary and SCG is under no obligation to provide (by e-mail, floppy disk or otherwise) either the Company or its assigns with the computer files of such work product. Except as required by applicable law, any advice to be provided by SCG under this Agreement shall not be disclosed publicly or made available to third parties without the prior written consent of SCG. In addition, SCG may not be otherwise publicly referred to without its prior written consent. All services, advice and information and reports provided by SCG to the Company in connection with this assignment shall be for the sole benefit of the Company and shall not be relied upon by any other person.

G) Indemnity. The Company acknowledges and agrees that SCG has been retained to act solely as financial advisor to the Company. In such capacity, SCG shall act as an independent contractor, and any duties of SCG arising out of its engagement pursuant to this Agreement shall be owed solely to the Company. The Company agrees to indemnify SCG in accordance with the indemnification agreement attached as Exhibit A.

Source Capital Group, Inc. Page 3 of 6

H) Arbitration. Any and all disputes, demands, claims or controversies hereto arising out of or relating to this agreement or the breach thereof, shall be settled by binding arbitration in accordance with the rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted in New York City under the rules of the AAA. Any judgment upon the award rendered by the arbitrator may be entered into any court or administrative tribunal having jurisdiction thereof. Costs associated with the arbitration, including reasonable attorney's fees, shall be borne by whichever parties the arbitrators shall deem just and fair."

I) Term & Termination. The term of SCG's engagement hereunder shall extend from the date hereof through September 30, 2007 (the "Expiration Date") and will be automatically renewed on a monthly basis until canceled in writing by either party. SCG's engagement hereunder may be terminated upon 10 days written notice without cause by either the Company or SCG at any time before the Expiration Date.

Notwithstanding the foregoing, the provisions relating to the payment of fees and expenses accrued through the date of termination, the status of SCG as an independent contractor and the limitation on to whom SCG shall owe any duties will survive any such termination, and any such termination shall not affect the Company's obligations under the indemnification agreement. SCG will be entitled to the fees set forth above in the event that at any time prior to the earlier of the termination of this letter and the expiration of SCG's engagement hereunder a Financing is consummated and the investor and it's affiliates is on a list of potential investors provided to the Company by SCG at the time of termination or expiration and SCG had made efforts that led to an investment on behalf of the Company with respect to such investor(s) prior to termination or expiration, as appropriate. Further, in the event that a Financing or M&A transaction is completed with an investor, on the list described above, with respect to which SCG had made efforts that led directly to an investment or other substantive effort before such termination or expiration, whichever is earlier, SCG will be entitled to fees on those investors (but only for the amount purchased by such investors) for a period of 18 months after the termination or expiration date, as applicable, calculated in accordance with Section B of this Agreement. On the termination or expiration date, as applicable, SCG will provide the Company an updated Exhibit B for purposes of this paragraph.

J) Rights of First Refusal. Upon successful completion of $10,000,000 financing, SCG shall retain the right of first refusal for any additional financing or strategic advisory services for a period of 18 months following closing of the transaction. If the company completes a reverse merger or take-private transaction that result in a change of control, SCG will retain no rights of first refusal for future financing or advisory services.

K) Advertisements. The Company acknowledges that SCG may, at its option and expense, place an announcement in such newspapers and periodicals as it may choose, stating that SCG has acted as the financial advisor to the Company. SCG agrees that the Company will have the right to approve the form of such announcement.

This Agreement (including the attached indemnification) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect which will remain in full force and effect. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by each party to be bound thereby. This

Source Capital Group, Inc. Page 4 of 6

Agreement shall be governed by, and construed in accordance with, the laws of the State of New Yor applicable to contracts executed in and to be performed in that state.

This Agreement sets forth the entire agreement with respect to the engagement of SCG by the Company including the fees and warrants payable as a result of such engagement.

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to SCG th duplicate copy of this Agreement, the indemnification agreement attached hereto as Exhibit A.

By: ______________________
Ronald A. Durando
Chairman & Chief Executive Officer
PacketPort.com Inc.

By: ______________________
Vik Grover, CFA
Managing Director
Source Capital Group

Source Capital Group, Inc. Page 5 of 6

This **Exhibit A** is a part of and is incorporated into that certain letter agreement, June 5, 2007 (the "Agreement"), by an between PacketPort.com Inc. a Nevada Corporation (State of Incorporation) and Source Capital Group, Inc. (the "Placemer Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings provided in th Agreement.

The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controllin the Placement Agent and the Placement Agent agrees to indemnify and hold harmless The Company (within th meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, i affiliates and each such controlling person (the Placement Agent, and each such entity or person. an "Indemnified Person" from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, th "Liabilities"), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees an expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, th "Expenses") as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any clain action, proceeding or investigation, whether or not any Indemnified Person is a party thereto (collectively, the "Actions"), (i caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fac contained in any offering documents prepared by the Company (including any amendments thereof and supplements theretc (the "Offer Documents") or by any omission or alleged omission to state therein a material fact necessary to make th statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements c alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnishe in writing by or on behalf of such Indemnified Person expressly for use in the Offer Documents) or (ii) otherwise arising ou of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to the Agreemen the transactions contemplated thereby or any Indemnified Person's actions or inactions in connection with any such advic services or transactions; provided, however, that, in the case of clause (ii) only, the Company shall not be responsible for an Liabilities or Expenses of any Indemnified Person that have resulted primarily from such Indemnified Person's (x) gros negligence, bad faith or willful misconduct in connection with any of the advice, actions, inactions or services referred t above or (y) use of any offering materials or information concerning the Company in connection with the offer or sale of th Securities in the Transaction which were not authorized for such use by the Company and which use constitutes negligenc bad faith or willful misconduct. The Company also agrees to reimburse each Indemnified Person for all Expenses as they ar incurred in connection with enforcing such Indemnified Person's rights under the Agreement, which includes this **Exhibit A**.

Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to whic indemnity may be sought under the Agreement, such Indemnified Person shall promptly notify the Company in writin provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any liabilit which the Company may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent th Company shall have been prejudiced by such failure. The Company shall, if requested by the Placement Agent, assume th defense of any such Action including the employment of counsel reasonably satisfactory to the Placement Agent, whic counsel may also be counsel to the Company. Any Indemnified Person shall have the right to employ separate counsel in an such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of suc Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the name parties to any such Action (including any impeded parties) include such Indemnified Person and the Company, and suc Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest th prevents the counsel selected by the Company from representing both the Company (or another client of such counsel) an any Indemnified Person; provided that the Company shall not in such event be responsible hereunder for the fees an expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Action or relate Actions, in addition to any local counsel. The Company shall not be liable for any settlement of any Action effected withou its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior writte consent of the Placement Agent (which shall not be unreasonably withheld), settle, compromise or consent to the entry of an judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification c contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlemen compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arisin out of such Action for which indemnification or contribution may be sought hereunder. The indemnification required hereb shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expens loss, damage or liability is incurred and is due and payable.

In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with th Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in suc proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Ager

Source Capital Group, Inc. Page 6 of 6

and any other Indemnified Person, on the other hand, of the matters contemplated by the Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to the Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by the Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of the Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Placement Agent under the Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act of 1933, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to the Agreement, the transactions contemplated thereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that have resulted primarily from such Indemnified Person's gross negligence, bad faith or willful misconduct in connection with any such advice, actions, inactions or services.

The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of the Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person's services under or in connection with, the Agreement.

VG

SA

EXHIBIT K

PACKETPORT.COM, INC.

SECTION 251 OF DELAWARE GENERAL CORPORATION LAW AND RELEVANT SECTIONS OF
THE NEVADA REVISED STATUTES CHAPTER 92A WITH RESPECT TO SHAREHOLDER APPROVAL FOR PLANS OF MERGERS

Section 251 of Delaware General Corporation Law

§ 251. Merger or consolidation of domestic corporations.

(a) Any 2 or more corporations existing under the laws of this State may merge into a single corporation, which may be any 1 of the constituent corporations or may consolidate into a new corporation formed by the consolidation, pursuant to an agreement of merger or consolidation, as the case may be, complying and approved in accordance with this section.

(b) The board of directors of each corporation which desires to merge or consolidate shall adopt a resolution approving an agreement of merger or consolidation and declaring its advisability. The agreement shall state: (1) The terms and conditions of the merger or consolidation; (2) the mode of carrying the same into effect; (3) in the case of a merger, such amendments or changes in the certificate of incorporation of the surviving corporation as are desired to be effected by the merger, or, if no such amendments or changes are desired, a statement that the certificate of incorporation of the surviving corporation shall be its certificate of incorporation; (4) in the case of a consolidation, that the certificate of incorporation of the resulting corporation shall be as is set forth in an attachment to the agreement; (5) the manner, if any, of converting the shares of each of the constituent corporations into shares or other securities of the corporation surviving or resulting from the merger or consolidation, or of cancelling some or all of such shares, and, if any shares of any of the constituent corporations are not to remain outstanding, to be converted solely into shares or other securities of the surviving or resulting corporation or to be cancelled, the cash, property, rights or securities of any other corporation or entity which the holders of such shares are to receive in exchange for, or upon conversion of such shares and the surrender of any certificates evidencing them, which cash, property, rights or securities of any other corporation or entity may be in addition to or in lieu of shares or other securities of the surviving or resulting corporation; and (6) such other details or provisions as are deemed desirable, including, without limiting the generality of the foregoing, a provision for the payment of cash in lieu of the issuance or recognition of fractional shares, interests or rights, or for any other arrangement with respect thereto, consistent with § 155 of this title. The agreement so adopted shall be executed and acknowledged in accordance with § 103 of this title. Any of the terms of the agreement of merger or consolidation may be made dependent upon facts ascertainable outside of such agreement, provided that the manner in which such facts shall operate upon the terms of the agreement is clearly and expressly set forth in the agreement of merger or consolidation. The term "facts," as used in the preceding sentence, includes, but is not limited to, the occurrence of any event, including a determination or action by any person or body, including the corporation.

(c) The agreement required by subsection (b) of this section shall be submitted to the stockholders of each constituent corporation at an annual or special meeting for the purpose of acting on the agreement. Due notice of the time, place and purpose of the meeting shall be mailed to each holder of stock, whether voting or nonvoting, of the corporation at the stockholder's address as it appears on the records of the corporation, at least 20 days prior to the date of the meeting. The notice shall contain a copy of the agreement or a brief summary thereof, as the directors shall deem advisable. At the meeting, the agreement shall be considered and a vote taken for its adoption or rejection. If a majority of the outstanding stock of the corporation entitled to vote thereon shall be voted for the adoption of the agreement, that fact shall be certified on the agreement by the secretary or assistant secretary of the corporation, provided that such certification on the agreement shall not be required if a certificate of merger or consolidation is filed in lieu of filing the agreement. If the agreement shall be so adopted and certified by each constituent corporation, it shall then be filed and shall become effective, in accordance with § 103 of this title. In lieu of filing the agreement of merger or consolidation required by this section, the surviving or resulting corporation may file a certificate of merger or consolidation, executed in accordance with § 103 of this title, which states:

(1) The name and state of incorporation of each of the constituent corporations;

(2) That an agreement of merger or consolidation has been approved, adopted, executed and acknowledged by each of the constituent corporations in accordance with this section;

(3) The name of the surviving or resulting corporation;

(4) In the case of a merger, such amendments or changes in the certificate of incorporation of the surviving corporation as are desired to be effected by the merger, or, if no such amendments or changes are desired, a statement that the certificate of incorporation of the surviving corporation shall be its certificate of incorporation;

(5) In the case of a consolidation, that the certificate of incorporation of the resulting corporation shall be as set forth in an attachment to the certificate;

(6) That the executed agreement of consolidation or merger is on file at an office of the surviving corporation, stating the address thereof; and

(7) That a copy of the agreement of consolidation or merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

(d) Any agreement of merger or consolidation may contain a provision that at any time prior to the time that the agreement (or a certificate in lieu thereof) filed with the Secretary of State becomes effective in accordance with § 103 of this title, the agreement may be terminated by the board of directors of any constituent corporation notwithstanding approval of the agreement by the stockholders of all or any of the constituent corporations; in the event the agreement of merger or consolidation is terminated after the filing of the agreement (or a certificate in lieu thereof) with the Secretary of State but before the agreement (or a certificate in lieu thereof) has become effective, a certificate of termination or merger or consolidation shall be filed in accordance with § 103 of this title. Any agreement of merger or consolidation may contain a provision that the boards of directors of the constituent corporations may amend the agreement at any time prior to the time that the agreement (or a certificate in lieu thereof) filed with the Secretary of State becomes effective in accordance with § 103 of this title, provided that an amendment made subsequent to the adoption of the agreement by the stockholders of any constituent corporation shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such constituent corporation, (2) alter or change any term of the certificate of incorporation of the surviving corporation to be effected by the merger or consolidation, or (3) alter or change any of the terms and conditions of the agreement if such alteration or change would adversely affect the holders of any class or series thereof of such constituent corporation; in the event the agreement of merger or consolidation is amended after the filing thereof with the Secretary of State but before the agreement has become effective, a certificate of amendment of merger or consolidation shall be filed in accordance with § 103 of this title.

(e) In the case of a merger, the certificate of incorporation of the surviving corporation shall automatically be amended to the extent, if any, that changes in the certificate of incorporation are set forth in the agreement of merger.

(f) Notwithstanding the requirements of subsection (c) of this section, unless required by its certificate of incorporation, no vote of stockholders of a constituent corporation surviving a merger shall be necessary to authorize a merger if (1) the agreement of merger does not amend in any respect the certificate of incorporation of such constituent corporation, (2) each share of stock of such constituent corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger, and (3) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. No vote of stockholders of a constituent corporation shall be necessary to authorize a merger or consolidation if no shares of the stock of such corporation shall have been issued prior to the adoption by the board of directors of the resolution approving the agreement of merger or consolidation. If an agreement of merger is adopted by the constituent corporation surviving the merger, by action of its board of directors and without any vote of its stockholders pursuant to this subsection, the secretary or assistant secretary of that corporation shall certify on the agreement that the agreement has been adopted pursuant to this subsection and, (1) if it has been adopted pursuant to the first sentence of this subsection, that the conditions specified in that sentence have been satisfied, or (2) if it has been adopted pursuant to the second sentence of this subsection, that no shares of stock of such corporation were issued prior to the adoption by the board of directors of the resolution approving the agreement of merger or consolidation, provided that such certification on the agreement shall not be required if a certificate of merger or consolidation is filed in lieu of filing the agreement. The agreement so adopted and certified shall then be filed and shall become effective, in accordance with § 103 of this title. Such filing shall constitute a representation by the person who executes the agreement that the facts stated in the certificate remain true immediately prior to such filing.

(g) Notwithstanding the requirements of subsection (c) of this section, unless expressly required by its certificate of incorporation, no vote of stockholders of a constituent corporation shall be necessary to authorize a merger with or into a single direct or indirect wholly-owned subsidiary of such constituent corporation if: (1) such constituent corporation and the direct or indirect wholly-owned subsidiary of such constituent corporation are the only constituent entities to the merger; (2) each share or fraction of a share of the capital stock of the constituent corporation outstanding immediately prior to the effective time of the merger is converted in the merger into a share or equal fraction of share of capital stock of a holding company having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions thereof, as the share of stock of the constituent corporation being converted in the merger; (3) the holding company and the constituent corporation are corporations of this State and the direct or indirect wholly-owned subsidiary that is the other constituent entity to the merger is a corporation or limited liability company of this State; (4) the certificate of incorporation and by-laws of the holding company immediately following the effective time of the merger contain provisions identical to the certificate of incorporation and by-laws of the constituent corporation immediately prior to the effective time of the merger (other than provisions, if any, regarding the incorporator or incorporators, the corporate name, the registered office and agent, the initial board of directors and the initial subscribers for shares and such provisions contained in any amendment to the certificate of incorporation as were necessary to effect a change, exchange, reclassification, subdivision, combination or cancellation of stock, if such change, exchange, reclassification, subdivision, combination, or cancellation has become effective); (5) as a result of the merger the constituent corporation or its successor becomes or remains a direct or indirect wholly-owned subsidiary of the holding company; (6) the directors of the constituent corporation become or remain the directors of the holding company upon the effective time of the merger; (7) the organizational documents of the surviving entity immediately following the effective time of the merger contain provisions identical to the certificate of incorporation of the constituent corporation immediately prior to the effective time of the merger (other than provisions, if any, regarding the incorporator or incorporators, the corporate or entity name, the registered office and agent, the initial board of directors and the initial subscribers for shares, references to members rather than stockholders or shareholders, references to interests, units or the like rather than stock or shares, references to managers, managing members or other members of the governing body rather than directors and such provisions contained in any amendment to the certificate of incorporation as were necessary to effect a change, exchange, reclassification, subdivision, combination or cancellation of stock, if such change, exchange, reclassification, subdivision, combination or cancellation has become effective); provided, however, that (i) if the organizational documents of the surviving entity do not contain the following provisions, they shall be amended in the merger to contain provisions requiring that (A) any act or transaction by or involving the surviving entity, other than the election or removal of directors or managers, managing members or other members of the governing body of the surviving entity, that requires for its adoption under this chapter or its organizational documents the approval of the stockholders or members of the surviving entity shall, by specific reference to this subsection, require, in addition, the approval of the stockholders of the holding company (or any successor by merger), by the same vote as is required by this chapter and/or by the organizational documents of the surviving entity; provided, however, that for purposes of this clause (i)(A), any surviving entity that is not a corporation shall include in such amendment a requirement that the approval of the stockholders of the holding company be obtained for any act or transaction by or involving the surviving entity, other than the election or removal of directors or managers, managing members or other members of the governing body of the surviving entity, which would require the approval of the stockholders of the surviving entity if the surviving entity were a corporation subject to this chapter; (B) any amendment of the organizational documents of a surviving entity that is not a corporation, which amendment would, if adopted by a corporation subject to this chapter, be required to be included in the certificate of incorporation of such corporation, shall, by specific reference to this subsection, require, in addition, the approval of the stockholders of the holding company (or any successor by merger), by the same vote as is required by this chapter and/or by the organizational documents of the surviving entity; and (C) the business and affairs of a surviving entity that is not a corporation shall be managed by or under the direction of a board of directors, board of managers or other governing body consisting of individuals who are subject to the same fiduciary duties applicable to, and who are liable for breach of such duties to the same extent as, directors of a corporation subject to this chapter; and (ii) the organizational documents of the surviving entity may be amended in the merger (A) to reduce the number of classes and shares of capital stock or other equity interests or units that the surviving entity is authorized to issue and (B) to eliminate any provision authorized by subsection (d) of § 141 of this title; and (8) the stockholders of the constituent corporation do not recognize gain or loss for United States federal income tax purposes as determined by the board of directors of the constituent corporation. Neither subdivision (g)(7)(i) of this section nor any provision of a surviving entity's organizational documents required by subdivision (g)(7)(i) shall be deemed or construed to require approval of the stockholders of the holding company to elect or remove directors or managers, managing members or other members of the governing body of the surviving entity. The term "organizational documents", as used in subdivision (g)(7) and in the preceding sentence, shall, when used in reference to a corporation, mean the certificate of incorporation of such corporation, and when used in reference to a limited liability company, mean the limited liability company agreement of such limited liability company.

As used in this subsection only, the term "holding company" means a corporation which, from its incorporation until consummation of a merger governed by this subsection, was at all times a direct or indirect wholly-owned subsidiary of the constituent corporation and whose capital stock is issued in such merger. From and after the effective time of a merger adopted by a constituent corporation by action of its board of directors and without any vote of stockholders pursuant to this subsection: (i) to the extent the restrictions of § 203 of this title applied to the constituent corporation and its stockholders at the effective time of the merger, such restrictions shall apply to the holding company and its stockholders immediately after the effective time of the merger as though it were the constituent corporation, and all shares of stock of the holding company acquired in the merger shall for purposes of § 203 of this title be deemed to have been acquired at the time that the shares of stock of the constituent corporation converted in the merger were acquired, and provided further that any stockholder who immediately prior to the effective time of the merger was not an interested stockholder within the meaning of § 203 of this title shall not solely by reason of the merger become an interested stockholder of the holding company, (ii) if the corporate name of the holding company immediately following the effective time of the merger is the same as the corporate name of the constituent corporation immediately prior to the effective time of the merger, the shares of capital stock of the holding company into which the shares of capital stock of the constituent corporation are converted in the merger shall be represented by the stock certificates that previously represented shares of capital stock of the constituent corporation and (iii) to the extent a stockholder of the constituent corporation immediately prior to the merger had standing to institute or maintain derivative litigation on behalf of the constituent corporation, nothing in this section shall be deemed to limit or extinguish such standing. If an agreement of merger is adopted by a constituent corporation by action of its board of directors and without any vote of stockholders pursuant to this subsection, the secretary or assistant secretary of the constituent corporation shall certify on the agreement that the agreement has been adopted pursuant to this subsection and that the conditions specified in the first sentence of this subsection have been satisfied, provided that such certification on the agreement shall not be required if a certificate of merger or consolidation is filed in lieu of filing the agreement. The agreement so adopted and certified shall then be filed and become effective, in accordance with § 103 of this title. Such filing shall constitute a representation by the person who executes the agreement that the facts stated in the certificate remain true immediately prior to such filing. (8 Del. C. 1953, § 251; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 16; 57 Del. Laws, c. 148, § 22; 57 Del. Laws, c. 421, §§ 8, 9; 58 Del. Laws, c. 235, § 5; 59 Del. Laws, c. 437, §§ 12-14; 64 Del. Laws, c. 112, §§ 30-33; 66 Del. Laws, c. 136, §§ 17-23; 67 Del. Laws, c. 376, §§ 11, 12; 68 Del. Laws, c. 337, § 1; 69 Del. Laws, c. 235, § 5; 70 Del. Laws, c. 79, §§ 13-15; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 349, §§ 8, 17; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 587, §§ 17, 18; 71 Del. Laws, c. 339, §§ 43, 44; 72 Del. Laws, c. 123, § 7; 73 Del. Laws, c. 82, §§ 14-20; 74 Del. Laws, c. 84, §§ 10, 11; 75 Del. Laws, c. 30, § 3; 76 Del. Laws, c. 145, §§ 4-7.)

Relevant Sections of The Nevada Revised Statutes Chapter 92A

With Respect to Shareholder Approval for Plans of Mergers

   NRS 92A.100  Authority for merger; approval, contents and form of plan of merger.

      1.  Except as limited by NRS 78.411 to 78.444, inclusive, one or more domestic entities may merge into another entity if the plan of merger is approved pursuant to the provisions of this chapter.

      2.  Except as otherwise provided in NRS 92A.180, the plan of merger must set forth:

      (a) The name and jurisdiction of organization of each constituent entity;

      (b) The name, jurisdiction of organization and kind of entity or entities that will survive the merger;

      (c) The terms and conditions of the merger; and

      (d) The manner and basis, if any, of converting the owner’s interests of each constituent entity into owner’s interests, rights to purchase owner’s interests, or other securities of the surviving or other entity or into cash or other property in whole or in part or cancelling such owner’s interests in whole or in part.

      3.  The plan of merger may set forth:

      (a) Amendments to the constituent documents of the surviving entity; and

      (b) Other provisions relating to the merger.

      4.  The plan of merger must be in writing.

      (Added to NRS by 1995, 2080; A 1997, 726; 2003, 3181; 2005, 2200)

 NRS 92A.120  Approval of plan of merger, conversion or exchange for domestic corporation.

      1.  After adopting a plan of merger, exchange or conversion, the board of directors of each domestic corporation that is a constituent entity in the merger or conversion, or the board of directors of the domestic corporation whose shares will be acquired in the exchange, must submit the plan of merger, except as otherwise provided in NRS 92A.130 and 92A.180, the plan of conversion or the plan of exchange for approval by its stockholders who are entitled to vote on the plan in accordance with the provisions of this section.

      2.  For a plan of merger, conversion or exchange to be approved:

      (a) The board of directors must recommend the plan of merger, conversion or exchange to the stockholders, unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and it communicates the basis for its determination to the stockholders with the plan; and

      (b) The stockholders entitled to vote must approve the plan.

      3.  The board of directors may condition its submission of the proposed merger, conversion or exchange on any basis. The provisions of this section or this chapter must not be construed to permit a board of directors to submit, or to agree to submit, a plan of merger, conversion or exchange to the stockholders without the recommendation of the board required pursuant to paragraph (a) of subsection 2 unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and it communicates the basis for its determination to the stockholders with the plan. Any agreement of the board of directors to submit a plan of merger, conversion or exchange to the stockholders notwithstanding an adverse recommendation of the board of directors shall be deemed to be of no force or effect.

      4.  Unless the plan of merger, conversion or exchange is approved by the written consent of stockholders pursuant to subsection 7, the domestic corporation must notify each stockholder, whether or not he is entitled to vote, of the proposed stockholders’ meeting in accordance with NRS 78.370. The notice must also state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan.

      5.  Unless this chapter, the articles of incorporation, the resolutions of the board of directors establishing the class or series of stock or the board of directors acting pursuant to subsection 3 require a greater vote or a vote by classes of stockholders, the plan of merger or conversion must be approved by a majority of the voting power of the stockholders.

      6.  Unless the articles of incorporation or the resolution of the board of directors establishing a class or series of stock provide otherwise, or unless the board of directors acting pursuant to subsection 3 requires a greater vote, the plan of exchange must be approved by a majority of the voting power of each class and each series to be exchanged pursuant to the plan of exchange.

      7.  Unless otherwise provided in the articles of incorporation or the bylaws of the domestic corporation, the plan of merger, conversion or exchange may be approved by written consent as provided in NRS 78.320.

      8.  If an officer, director or stockholder of a domestic corporation, which will be the constituent entity in a conversion, will have any liability for the obligations of the resulting entity after the conversion because he will be the owner of an owner’s interest in the resulting entity, then that officer, director or stockholder must also approve the plan of conversion.

      9.  Unless otherwise provided in the articles of incorporation or bylaws of a domestic corporation, a plan of merger, conversion or exchange may contain a provision that permits amendment of the plan of merger, conversion or exchange at any time after the stockholders of the domestic corporation approve the plan of merger, conversion or exchange, but before the articles of merger, conversion or exchange become effective, without obtaining the approval of the stockholders of the domestic corporation for the amendment if the amendment does not:

      (a) Alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of the acquiring entity or any other entity, or for cash or other property in whole or in part; or

      (b) Alter or change any of the terms and conditions of the plan of merger, conversion or exchange in a manner that adversely affects the stockholders of the domestic corporation.

      10.  A board of directors shall cancel the proposed meeting or remove the plan of merger, conversion or exchange from consideration at the meeting if the board of directors determines that it is not advisable to submit the plan of merger, conversion or exchange to the stockholders for approval.

      (Added to NRS by 1995, 2081; A 2001, 1407, 3199; 2003, 3182; 2005, 2201)